EXECUTION COPY

__________________________________________________________________________________________

NOMURA ASSET ACCEPTANCE CORPORATION,

Depositor

NOMURA CREDIT & CAPITAL, INC.,

Seller

GMAC MORTGAGE CORPORATION

Servicer

HSBC BANK USA, NATIONAL ASSOCIATION

Trustee

and

WELLS FARGO BANK, N.A.

Securities Administrator, Master Servicer and Custodian

____________________

POOLING AND SERVICING AGREEMENT

Dated as of December 1, 2005

________________________________________

NOMURA ASSET ACCEPTANCE CORPORATION

ALTERNATIVE LOAN TRUST, SERIES 2005-S4

__________________________________________________________________________________________

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

13

Section 1.01

Defined Terms

13

Section 1.02

Interest Calculations.

48

ARTICLE II CONVEYANCE OF TRUST FUND REPRESENTATIONS AND WARRANTIES

49

Section 2.01

Conveyance of Trust Fund.

49

Section 2.02

Acceptance of the Mortgage Loans.

51

Section 2.03

Representations, Warranties and Covenants of the Servicer, the Master Servicer and

the Seller.

53

Section 2.04

Representations and Warranties of the Depositor.

60

Section 2.05

Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

61

Section 2.06

REMIC Matters.

62

Section 2.07

Conveyance of Lower Tier REMIC Regular Interests and Acceptance Thereof;

Issuance of Certificates.

62

Section 2.08

Establishment of Trust.

63

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

64

Section 3.01

The Servicer to Act as Servicer.

64

Section 3.02

Due-on-Sale Clauses; Assumption Agreements.

65

Section 3.03

Subservicers.

67

Section 3.04

Documents, Records and Funds in Possession of the Servicer To Be Held for Trustee.

67

Section 3.05

Maintenance of Hazard Insurance.

68

Section 3.06

Presentment of Claims and Collection of Proceeds.

69

Section 3.07

Maintenance of Insurance Policies.

70

Section 3.08

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

70

Section 3.09

Realization Upon Defaulted Mortgage Loans; Determination of Excess Liquidation

Proceeds and Realized Losses; Repurchases of Certain Mortgage Loans.

70

Section 3.10

Servicing Compensation.

75

Section 3.11

REO Property.

75

Section 3.12

Liquidation Reports.

76

Section 3.13

Annual Certificate as to Compliance.

76

Section 3.14

Annual Independent Certified Public Accountants’ Servicing Report.

77

Section 3.15

Books and Records.

78

Section 3.16

The Trustee.

78

Section 3.17

REMIC-Related Covenants.

79

Section 3.18

Reimbursement of Costs and Expenses.

79

Section 3.19

Release of Mortgage Files.

79

Section 3.20

Documents, Records and Funds in Possession of the Servicer to be held for Trustee.

80

Section 3.21

Possession of Certain Insurance Policies and Documents.

80

Section 3.22

UCC.

81

Section 3.23

Optional Purchase of Defaulted Mortgage Loans.

81

Section 3.24

Special Serviced Mortgage Loans.

81

ARTICLE IIIA ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS

Section 3A.01. Master Servicer.

81

Section 3A.02. Monitoring of Servicer.

81

Section 3A.03. Fidelity Bond.

82

Section 3A.04. Power to Act; Procedures.

83

Section 3A.05. [Reserved].

83

Section 3A.06. Documents, Records and Funds in Possession of Master Servicer To Be Held for

Trustee.

84

Section 3A.07. Possession of Certain Insurance Policies and Documents.

84

Section 3A.08. Compensation for the Master Servicer.

84

Section 3A.09. Annual Officer’s Certificate as to Compliance.

85

Section 3A.10. Annual Independent Accountant’s Servicing Report.

85

Section 3A.11. Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

86

Section 3A.12. Monthly Advances by the Master Servicer.

86

Section 3A.13. Merger or Consolidation.

86

Section 3A.14. Reports Filed with Securities and Exchange Commission..

86

ARTICLE IV ACCOUNTS

90

Section 4.01

Collection of Mortgage Loan Payments; Custodial Account.

90

Section 4.02

Permitted Withdrawals From the Custodial Account.

92

Section 4.03

Reports by Servicer.

94

Section 4.04

Collection of Taxes; Assessments and Similar Items; Escrow Accounts.

94

Section 4.05

Reserved.

95

Section 4.06

Distribution Account.

95

Section 4.07

Permitted Withdrawals and Transfers from the Distribution Account.

96

Section 4.08

Duties of the Credit Risk Manager; Termination.

98

Section 4.09

Limitation Upon Liability of the Credit Risk Manager.

99

ARTICLE V ADVANCES AND DISTRIBUTIONS

100

Section 5.01

Advances; Advance Facility.

100

Section 5.02

Compensating Interest Payments.

103

Section 5.03

REMIC Distributions.

104

Section 5.04

Class P Certificate Account.

104

Section 5.05

Reserved.

104

Section 5.06

Distributions on the Certificates.

104

Section 5.07

Allocation of Realized Losses .

111

Section 5.08

Interest Rate Cap Account.

112

Section 5.09

Monthly Statements to Certificateholders.

113

Section 5.10

Basis Risk Reserve Fund.

116

ARTICLE VI THE CERTIFICATES

118

Section 6.01

The Certificates.

118

Section 6.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

118

Section 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

122

Section 6.04

Persons Deemed Owners.

122

Section 6.05

Access to List of Certificateholders’ Names and Addresses.

123

Section 6.06

Book-Entry Certificates.

123

Section 6.07

Notices to Depository.

124

Section 6.08

Definitive Certificates.

124

Section 6.09

Maintenance of Office or Agency.

125

ARTICLE VII THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER

126

Section 7.01

Liabilities of the Depositor, the Master Servicer and the Servicer.

126

Section 7.02

Merger or Consolidation of the Depositor, the Master Servicer or the Servicer.

126

Section 7.03

Indemnification of the Depositor, the Master Servicer and the Servicer.

126

Section 7.04

Limitations on Liability of the Depositor, the Master Servicer, the Servicer and

Others.

127

Section 7.05

Servicer Not to Resign.

128

Section 7.06

Termination of Servicer Without Cause; Appointment of Special Servicer.

129

Section 7.07

Limitation on Resignation of the Master Servicer.

130

Section 7.08

Assignment of Master Servicing.

130

Section 7.09

Rights of the Depositor in Respect of the Servicer and the Master Servicer.

130

ARTICLE VIII DEFAULT; TERMINATION OF SERVICER AND MASTER SERVICER

132

Section 8.01

Servicer Default.

132

Section 8.02

Master Servicer to Act; Appointment of Successor.

133

Section 8.03

Master Servicer Default.

135

Section 8.04

Trustee to Act; Appointment of Successor.

137

Section 8.05

Notification to Certificateholders.

139

Section 8.06

Waiver of Servicer Defaults and Master Servicer Defaults.

139

ARTICLE IX CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE

CUSTODIAN

140

Section 9.01

Duties of Trustee and Securities Administrator.

140

Section 9.02

Certain Matters Affecting the Trustee and Securities Administrator.

142

Section 9.03

Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

144

Section 9.04

Trustee and Securities Administrator May Own Certificates.

145

Section 9.05

Trustee’s and Securities Administrator’s Compensation and Expenses;

Indemnification.

145

Section 9.06

Eligibility Requirements for Trustee and Securities Administrator.

146

Section 9.07

Insurance.

146

Section 9.08

Resignation and Removal of Trustee or Securities Administrator.

147

Section 9.09

Successor Trustee and Successor Securities Administrator.

148

Section 9.10

Merger or Consolidation of Trustee or Securities Administrator.

148

Section 9.11

Appointment of Co-Trustee or Separate Trustee or of Co-Securities Administrator or

Separate Securities Administrator.

148

Section 9.12

Tax Matters.

150

Section 9.13

Custodian’s Fees and Expenses.

152

Section 9.14

Indemnification of Custodian.

153

Section 9.15

Reliance of Custodian.

153

ARTICLE X TERMINATION

155

Section 10.01

Termination upon Liquidation or Repurchase of all Mortgage Loans.

155

Section 10.02

Final Distribution on the Certificates.

155

Section 10.03

Additional Termination Requirements.

157

ARTICLE XI MISCELLANEOUS PROVISIONS

158

Section 11.01

Amendment.

158

Section 11.02

Recordation of Agreement; Counterparts.

159

Section 11.03

GOVERNING LAW.

160

Section 11.04

Intention of Parties.

160

Section 11.05

Notices.

160

Section 11.06

Severability of Provisions.

162

Section 11.07

Assignment.

162

Section 11.08

Limitation on Rights of Certificateholders.

162

Section 11.09

Certificates Nonassessable and Fully Paid.

163

Exhibits

Exhibit A-1

Form of Class A-[1][2][3] Certificates

Exhibit A-2

Form of Class M-[1][2][4][5][6] and Class B-[1][2][3][4][5] Certificates

Exhibit A-3

Form of Class X-[1][2] Certificates

Exhibit A-4

Form of Class P Certificates

Exhibit A-5

Form of Class R Certificates

Exhibit A-6

Form of Class A-IO Certificates

Exhibit B

Mortgage Loan Schedule

Exhibit C-1

Form of Initial Certification

Exhibit C-2

Form of Interim Certification

Exhibit C-3

Form of Final Certification

Exhibit D

Form of Transfer Affidavit

Exhibit E

Form of Transferor Certificate

Exhibit F

Form of Investment Letter (Non-Rule 144A)

Exhibit G

Form of Rule 144A Investment Letter

Exhibit H

Form of Request for Release

Exhibit I

DTC Letter of Representations

Exhibit J

Schedule of Mortgage Loans with Lost Notes

Exhibit K

Prepayment Charge Schedule

Exhibit L

Appendix E of the Standard & Poor’s Glossary For File

Format For LEVELS® Version 5.6 Revised

Exhibit M

Form of Interest Rate Cap Agreement

Exhibit N

Charged Off Loan Data Report

Exhibit O

Form of Servicer Certification

Exhibit P-1

Calculation of Realized Loss/Gain Form 332

Exhibit P-2

Form of Standard File Layout – Delinquency Reporting

POOLING AND SERVICING AGREEMENT, dated as of December 1, 2005, among NOMURA ASSET ACCEPTANCE CORPORATION, a Delaware corporation, as depositor (the “Depositor”), NOMURA CREDIT & CAPITAL, INC., a Delaware corporation, as seller (in such capacity, the “Seller”), GMAC MORTGAGE CORPORATION, a Pennsylvania corporation, as servicer (the “Servicer”), HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as trustee (the “Trustee”) and WELLS FARGO BANK, N.A., a national banking association, as master servicer (the “Master Servicer”), as securities administrator (the “Securities Administrator”) and as a custodian (a “Custodian”).

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates.

As provided herein, the Trustee, shall elect that the Trust Fund (exclusive of the assets held in the Basis Risk Reserve Fund and the Interest Rate Cap Account) be treated for federal income tax purposes as comprising four real estate mortgage investment conduits (each a “REMIC” or, in the alternative, the “Subsidiary REMIC,” “Intermediate REMIC 1,” “Intermediate REMIC 2” and the “Master REMIC”).  For purposes of the REMIC Provisions, each Certificate other than the Class X-2 Certificate and Class R Certificate represents ownership of a regular interest in the Master REMIC.  In addition, the LIBOR and Fixed Rate Certificates (other than the Class A-IO Certificates) represent the right to receive payments pursuant to contractual arrangements as described in Section 5.10(e) of this Agreement.  The Class R Certificate represents ownership of the sole class of residual interest in each of the Subsidiary REMIC, Intermediate REMIC 1, Intermediate REMIC 2 and the Master REMIC for purposes of the REMIC Provisions.

The Master REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in Intermediate REMIC 2, other than the Class LT3-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in Intermediate REMIC 2 for purposes of the REMIC Provisions.  Intermediate REMIC 2 shall hold as its assets the several classes of uncertificated Lower Tier Interests in Intermediate REMIC 1, other than the Class LT2-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in Intermediate REMIC 1.  Intermediate REMIC 1 shall hold as its assets the several classes of uncertificated Lower Tier Interests in the Subsidiary REMIC, other than the Class LT1-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the Subsidiary REMIC.  The Subsidiary REMIC shall hold as its assets the property of the Trust Fund other than (i) the Lower Tier Interests in the Subsidiary REMIC and any Intermediate REMIC, (ii) the Interest Rate Cap Account and (iii) the Basis Risk Reserve Fund.  The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the 36th month following the month of the scheduled maturity of the Mortgage Loan held in the Trust Fund as of the Closing Date having the latest maturity date.

The Subsidiary REMIC

Subsidiary REMIC Lower Tier Class Designation	Subsidiary REMIC Lower Tier Interest Rate	Initial Class Principal Balance
Class LT1-Pool-PO	(1)	(2)
Class LT1-Pool-P&I	14.710% (3)	(4)
Class LT1-A-IO-1	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-2	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-3	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-4	14.710% (3)	$ 1,248,130.52
Class LT1-A-IO-5	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-6	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-7	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-8	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-9	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-10	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-11	14.710% (3)	$ 1,248,130.52
Class LT1-A-IO-12	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-13	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-14	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-15	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-16	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-17	14.710% (3)	$ 1,248,130.52
Class LT1-A-IO-18	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-19	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-20	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-21	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-22	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-23	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-24	14.710% (3)	$ 1,248,130.52
Class LT1-A-IO-25	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-26	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-27	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-28	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-29	14.710% (3)	$ 1,246,770.90
Class LT1-A-IO-30	14.710% (3)	$ 1,246,770.90
Class LT1-P	0.00%	$100.00
Class LT1-R	(5)	(5)

___________________________

(1)

The interest rate for the Class LT1-Pool-PO Interest for each Distribution Date before the Distribution Date in July 2008 (and the related Accrual Period), is a per annum rate of 0%; and for each Distribution Date thereafter is a per annum rate equal to the Net WAC Rate for the related Due Period.

(2)

This interest will have an initial principal balance equal to (i) the aggregate of the Stated Principal Balances of the Mortgage Loans as of the Cut-off Date minus (ii) the sum of the initial principal balances of the remaining Lower Tier Interests in the Subsidiary REMIC.

(3)

For each Distribution Date on and after the Distribution Date in July 2008 (and the related Accrual Period), this Lower Tier Interest shall bear interest at a per annum rate equal to the Net WAC Rate for the related Due Period.

(4)

This interest will have an initial principal balance equal to the excess of (a) the sum of the following amount for each Mortgage Loan:  (i) the Stated Principal Balance of such Mortgage Loan multiplied by (ii) a fraction, the numerator of which is the Net Mortgage Rate of such Mortgage Loan and the denominator of which is 14.710% over (b) the sum of the initial principal balances of the Lower Tier Interests containing the letters “A-IO” in their class designations.

(5)

The Class LT1-R Interest is the sole class of residual interest in the Subsidiary REMIC.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Securities Administrator shall first pay or charge as an expense of the Subsidiary REMIC all expenses of the Trust allocable to the Subsidiary REMIC for such Distribution Date.

On each Distribution Date, the Securities Administrator shall distribute the Interest Remittance Amount with respect to each of the Lower Tier Interests in the Subsidiary REMIC based on the above-described interest rates.

On each Distribution Date the Principal Remittance Amount shall be distributed (and Realized Losses shall be allocated) among the Lower Tier Interests in the Subsidiary REMIC in the following order of priority:

1.

With respect to the PO Portion of such amounts, to the Class LT1-Pool-PO until the principal balance of such Interest is reduced to zero; and

2.

With respect to the P&I Portion of such amounts, to the Class LT1-Pool Interest until the principal balance of such Interest is reduced to zero, and then to the Subsidiary REMIC Lower Tier Interests having the letters “A-IO” in their Class designation in ascending order of their numerical designation until the principal balance of each such Subsidiary REMIC Lower Tier Interest is reduced to zero.

For this purpose, the “P&I Portion” of any Mortgage Loan shall equal the following portion for any Mortgage Loan:  (i) the Stated Principal Balance of such Mortgage Loan multiplied by (ii) a fraction, the numerator of which is the Net Mortgage Rate of such Mortgage Loan and the denominator of which is 14.710%.  The “PO Portion” of any Mortgage Loan shall equal the Stated Principal Balance of such Mortgage Loan minus the P&I Portion of such Mortgage Loan.

On each Distribution Date, amounts distributable on the Class P Certificates shall be distributed on the Class LT1-P Interest.

Intermediate REMIC 1

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Lower Tier Interests in Intermediate REMIC 1:

Intermediate REMIC Class Designation	Intermediate REMIC Interest Rate	Initial Principal Balance	Corresponding Class of Certificates
Class LT2-A1	(1)	(33)	A-1
Class LT2-A2	(1)	(33)	A-2
Class LT2-A3	(1)	(33)	A-3
Class LT2-M1	(1)	(33)	M-1
Class LT2-M2	(1)	(33)	M-2
Class LT2-M3	(1)	(33)	M-3
Class LT2-M4	(1)	(33)	M-4
Class LT2-M5	(1)	(33)	M-5
Class LT2-M6	(1)	(33)	M-6
Class LT2-B1	(1)	(33)	B-1
Class LT2-B2	(1)	(33)	B-2
Class LT2-B3	(1)	(33)	B-3
Class LT2-B4	(1)	(33)	B-4
Class LT2-B5	(1)	(33)	B-5
Class LT2-Q	(1)	(34)	X-1
Class LT2-A-IO-1	(2)	(2)	A-IO
Class LT2-A-IO-2	(3)	(3)	A-IO
Class LT2-A-IO-3	(4)	(4)	A-IO
Class LT2-A-IO-4	(5)	(5)	A-IO
Class LT2-A-IO-5	(6)	(6)	A-IO
Class LT2-A-IO-6	(7)	(7)	A-IO
Class LT2-A-IO-7	(8)	(8)	A-IO
Class LT2-A-IO-8	(9)	(9)	A-IO
Class LT2-A-IO-9	(10)	(10)	A-IO
Class LT2-A-IO-10	(11)	(11)	A-IO
Class LT2-A-IO-11	(12)	(12)	A-IO
Class LT2-A-IO-12	(13)	(13)	A-IO
Class LT2-A-IO-13	(14)	(14)	A-IO
Class LT2-A-IO-14	(15)	(15)	A-IO
Class LT2-A-IO-15	(16)	(16)	A-IO
Class LT2-A-IO-16	(17)	(17)	A-IO
Class LT2-A-IO-17	(18)	(18)	A-IO
Class LT2-A-IO-18	(19)	(19)	A-IO
Class LT2-A-IO-19	(20)	(20)	A-IO
Class LT2-A-IO-20	(21)	(21)	A-IO
Class LT2-A-IO-21	(22)	(22)	A-IO
Class LT2-A-IO-22	(23)	(23)	A-IO
Class LT2-A-IO-23	(24)	(24)	A-IO
Class LT2-A-IO-24	(25)	(25)	A-IO
Class LT2-A-IO-25	(26)	(26)	A-IO
Class LT2-A-IO-26	(27)	(27)	A-IO
Class LT2-A-IO-27	(28)	(28)	A-IO
Class LT2-A-IO-28	(29)	(29)	A-IO
Class LT2-A-IO-29	(30)	(30)	A-IO
Class LT2-A-IO-30	(31)	(31)	A-IO
Class LT2-P	0.00%	$100.00	P
Class LT2-R	(32)	(32)	R

___________________________

(1)

The interest rate for this Lower Tier Interest for each Distribution Date (and the related Accrual Period) is a per annum rate equal to the weighted average of the interest rates of the regular interests in the Subsidiary REMIC  for such Distribution Date, weighted on the principal balances of such Subsidiary REMIC Lower Tier Interests and determined by reducing the interest rate of each Subsidiary REMIC Lower Tier Interest to zero for each Distribution Date on which interest accruing on such Lower Tier Interest is payable to a Lower Tier Interest in Intermediate REMIC 1 having the letters “A-IO” in its class designation.

(2)

The Class LT2-A-IO-1 Interest is an interest-only Class and does not have a principal balance.  For the first Distribution Date the Class LT2-A-IO-1 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-1 Interest and shall not be entitled to any payments after the first Distribution Date.

(3)

The Class LT2-A-IO-2 Interest is an interest-only Class and does not have a principal balance.  For each of the first two Distribution Dates the Class LT2-A-IO-2 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-2 Interest and shall not be entitled to any payments after the first two Distribution Dates.

(4)

The Class LT2-A-IO-3 Interest is an interest-only Class and does not have a principal balance.  For each of the first three Distribution Dates the Class LT2-A-IO-3 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-3 Interest and shall not be entitled to any payments after the first three Distribution Dates.

(5)

The Class LT2-A-IO-4 Interest is an interest-only Class and does not have a principal balance.  For each of the first four Distribution Dates the Class LT2-A-IO-4 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-4 Interest and shall not be entitled to any payments after the first four Distribution Dates.

(6)

The Class LT2-A-IO-5 Interest is an interest-only Class and does not have a principal balance.  For each of the first five Distribution Dates the Class LT2-A-IO-5 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-5 Interest and shall not be entitled to any payments after the first five Distribution Dates.

(7)

The Class LT2-A-IO-6 Interest is an interest-only Class and does not have a principal balance.  For each of the first six Distribution Dates the Class LT2-A-IO-6 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-6 Interest and shall not be entitled to any payments after the first six Distribution Dates.

(8)

The Class LT2-A-IO-7 Interest is an interest-only Class and does not have a principal balance.  For each of the first seven Distribution Dates the Class LT2-A-IO-7 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-7 Interest and shall not be entitled to any payments after the first seven Distribution Dates.

(9)

The Class LT2-A-IO-8 Interest is an interest-only Class and does not have a principal balance.  For each of the first eight Distribution Dates the Class LT2-A-IO-8 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-8 Interest and shall not be entitled to any payments after the first eight Distribution Dates.

(10)

The Class LT2-A-IO-9 Interest is an interest-only Class and does not have a principal balance.  For each of the first nine Distribution Dates the Class LT2-A-IO-9 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-9 Interest and shall not be entitled to any payments after the first nine Distribution Dates.

(11)

The Class LT2-A-IO-10 Interest is an interest-only Class and does not have a principal balance.  For each of the first 10 Distribution Dates the Class LT2-A-IO-10 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-10 Interest and shall not be entitled to any payments after the first 10 Distribution Dates.

(12)

The Class LT2-A-IO-11 Interest is an interest-only Class and does not have a principal balance.  For each of the first 11 Distribution Dates the Class LT2-A-IO-11 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-11 Interest and shall not be entitled to any payments after the first 11 Distribution Dates.

(13)

The Class LT2-A-IO-12 Interest is an interest-only Class and does not have a principal balance.  For each of the first 12 Distribution Dates the Class LT2-A-IO-12 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-12 Interest and shall not be entitled to any payments after the first 12 Distribution Dates.

(14)

The Class LT2-A-IO-13 Interest is an interest-only Class and does not have a principal balance.  For each of the first 13 Distribution Dates the Class LT2-A-IO-13 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-13 Interest and shall not be entitled to any payments after the first 13 Distribution Dates.

(15)

The Class LT2-A-IO-14 Interest is an interest-only Class and does not have a principal balance.  For each of the first 14 Distribution Dates the Class LT2-A-IO-14 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-14 Interest and shall not be entitled to any payments after the first 14 Distribution Dates.

(16)

The Class LT2-A-IO-15 Interest is an interest-only Class and does not have a principal balance.  For each of the first 15 Distribution Dates the Class LT2-A-IO-15 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-15 Interest and shall not be entitled to any payments after the first 15 Distribution Dates.

(17)

The Class LT2-A-IO-16 Interest is an interest-only Class and does not have a principal balance.  For each of the first 16 Distribution Dates the Class LT2-A-IO-16 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-16 Interest and shall not be entitled to any payments after the first 16 Distribution Dates.

(18)

The Class LT2-A-IO-17 Interest is an interest-only Class and does not have a principal balance.  For each of the first 17 Distribution Dates the Class LT2-A-IO-17 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-17 Interest and shall not be entitled to any payments after the first 17 Distribution Dates.

(19)

The Class LT2-A-IO-18 Interest is an interest-only Class and does not have a principal balance.  For each of the first 18 Distribution Dates the Class LT2-A-IO-18 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-18 Interest and shall not be entitled to any payments after the first 18 Distribution Dates.

(20)

The Class LT2-A-IO-19 Interest is an interest-only Class and does not have a principal balance.  For each of the first 19 Distribution Dates the Class LT2-A-IO-19 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-19 Interest and shall not be entitled to any payments after the first 19 Distribution Dates.

(21)

The Class LT2-A-IO-20 Interest is an interest-only Class and does not have a principal balance.  For each of the first 20 Distribution Dates the Class LT2-A-IO-20 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-20 Interest and shall not be entitled to any payments after the first 20 Distribution Dates.

(22)

The Class LT2-A-IO-21 Interest is an interest-only Class and does not have a principal balance.  For each of the first 21 Distribution Dates the Class LT2-A-IO-21 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-21 Interest and shall not be entitled to any payments after the first 21 Distribution Dates.

(23)

The Class LT2-A-IO-22 Interest is an interest-only Class and does not have a principal balance.  For each of the first 22 Distribution Dates the Class LT2-A-IO-22 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-22 Interest and shall not be entitled to any payments after the first 22 Distribution Dates.

(24)

The Class LT2-A-IO-23 Interest is an interest-only Class and does not have a principal balance.  For each of the first 23 Distribution Dates the Class LT2-A-IO-23 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-23 Interest and shall not be entitled to any payments after the first 23 Distribution Dates.

(25)

The Class LT2-A-IO-24 Interest is an interest-only Class and does not have a principal balance.  For each of the first 24 Distribution Dates the Class LT2-A-IO-24 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-24 Interest and shall not be entitled to any payments after the first 24 Distribution Dates.

(26)

The Class LT2-A-IO-25 Interest is an interest-only Class and does not have a principal balance.  For each of the first 25 Distribution Dates the Class LT2-A-IO-25 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-25 Interest and shall not be entitled to any payments after the first 25 Distribution Dates.

(27)

The Class LT2-A-IO-26 Interest is an interest-only Class and does not have a principal balance.  For each of the first 26 Distribution Dates the Class LT2-A-IO-26 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-26 Interest and shall not be entitled to any payments after the first 26 Distribution Dates.

(28)

The Class LT2-A-IO-27 Interest is an interest-only Class and does not have a principal balance.  For each of the first 27 Distribution Dates the Class LT2-A-IO-27 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-27 Interest and shall not be entitled to any payments after the first 27 Distribution Dates.

(29)

The Class LT2-A-IO-28 Interest is an interest-only Class and does not have a principal balance.  For each of the first 28 Distribution Dates the Class LT2-A-IO-28 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-28 Interest and shall not be entitled to any payments after the first 28 Distribution Dates.

(30)

The Class LT2-A-IO-29 Interest is an interest-only Class and does not have a principal balance.  For each of the first 29 Distribution Dates the Class LT2-A-IO-29 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-29 Interest and shall not be entitled to any payments after the first 29 Distribution Dates.

(31)

The Class LT2-A-IO-30 Interest is an interest-only Class and does not have a principal balance.  For each of the first 30 Distribution Dates the Class LT2-A-IO-30 Interest shall be entitled to 100% of the interest payable on the Class LT1-A-IO-30 Interest and shall not be entitled to any payments after the first 30 Distribution Dates.

(32)

The Class LT2-R Interest is the sole class of residual interest in Intermediate REMIC 1.  It does not have an interest rate or a principal balance.

(33)

This interest shall have an initial principal balance equal to one-half of the initial principal balance of the Corresponding Class of Certificates for this interest.

(34)

This interest shall have an initial principal balance equal to the excess of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date over the aggregate initial principal balance of all other interests in the Subsidiary REMIC other than the Class LT1-P interest.

On each Distribution Date the Securities Administrator shall distribute, from funds then on deposit in the Distribution Account, the Interest Remittance Amount with respect to each of the Lower Tier Interests in Intermediate REMIC 1 based on the above-described interest rates, provided however, that interest that accrues on the Class LT2-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Overcollateralization Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class LT2-Q Interest.  An amount equal to the interest so deferred shall be distributed as additional principal on the other Lower Tier Interests in Intermediate REMIC 1 having a principal balance in the manner described below.

On each Distribution Date the Principal Remittance Amount (together with an amount equal to the interest deferred on the Class LT2-Q Interest for such Distribution Date) shall be distributed, and Realized Losses shall be allocated, among the Lower Tier Interests in Intermediate REMIC 1 in the following order of priority:

(i)

First, concurrently, (a) to the Class LT2-A1 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class A-1 Certificates immediately after such Distribution Date, (b) to the Class LT2-A2 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class A-2 Certificates immediately after such Distribution Date and (c) to the Class LT2-A3 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class A-3 Certificates immediately after such Distribution Date;

(ii)

Second, to the Class LT2-M1 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-1 Certificates immediately after such Distribution Date;

(iii)

Third, to the Class LT2-M2 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-2 Interest immediately after such Distribution Date;

(iv)

Fourth, to the Class LT2-M3 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-3 Interest immediately after such Distribution Date;

(v)

Fifth, to the Class LT2-M4 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-4 Interest immediately after such Distribution Date;

(vi)

Sixth, to the Class LT2-M5 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-5 Interest immediately after such Distribution Date;

(vii)

Seventh, to the Class LT2-M6 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class M-6 Interest immediately after such Distribution Date;

(viii)

Eighth, to the Class LT2-B1 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class B-1 Interest immediately after such Distribution Date;

(ix)

Nineth, to the Class LT2-B2 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class B-2 Certificates immediately after such Distribution Date;

(x)

Tenth, to the Class LT2-B3 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class B-3 Certificates immediately after such Distribution Date;

(xi)

Eleventh, to the Class LT2-B4 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class B-4 Certificates immediately after such Distribution Date;

(xii)

Twelth, to the Class LT2-B5 Interest until the principal balance of such Lower Tier Interest equals one-half of the Certificate Principal Balance of the Class B-5 Certificates immediately after such Distribution Date; and

(xiii)

Eighth, to the Class LT2-Q Interest, any remaining amounts.

On each Distribution Date, amounts distributable on the Class P Certificates shall be distributed on the Class LT2-P Interest.

Intermediate REMIC 2

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Lower Tier Interests in Intermediate REMIC 2:

Intermediate REMIC Class Designation	Intermediate REMIC Interest Rate	Initial Principal Balance	Corresponding Class of Certificates
Class LT3-A1	(1)	(2)	A-1
Class LT3-A2	(1)	(2)	A-2
Class LT3-A3	(1)	(2)	A-3
Class LT3-M1	(1)	(2)	M-1
Class LT3-M2	(1)	(2)	M-2
Class LT3-M3	(1)	(2)	M-3
Class LT3-M4	(1)	(2)	M-4
Class LT3-M5	(1)	(2)	M-5
Class LT3-M6	(1)	(2)	M-6
Class LT3-B1	(1)	(2)	B-1
Class LT3-B2	(1)	(2)	B-2
Class LT3-B3	(1)	(2)	B-3
Class LT3-B4	(1)	(2)	B-4
Class LT3-B5	(1)	(2)	B-5
Class LT3-A-IO	(3)	(3)	A-IO
Class LT3-Q	(4)	(4)	X-1
Class LT3-R	(5)	(5)	R
Class LT3-P	0.00%	$100.00	P

___________________________

(1)

The interest rate for this Lower Tier Interest for each Distribution Date (and the related Accrual Period) is a per annum rate equal to interest rate of its Corresponding Class of Certificates.

(2)

This interest shall have an initial principal balance equal to the initial principal balance of the Corresponding Class of Certificates for this interest.

(3)

This interest shall be an interest-only regular interest and shall be entitled to receive on any Distribution Date the amount distributable on such Distribution Date on the Class A-IO Certificates.

(4)

The Class LT3-Q Interest shall have an initial principal balance equal to the excess of (i) the aggregate Cut-off Date Principal Balance of the Mortgage Loans over (ii) the principal balance (as of the Closing Date) of each other regular interest in Intermediate REMIC 2, which right represents a Regular Interest in Intermediate REMIC 2.  The Class LT3-Q Interest shall not accrue any interest on its principal balance.  The Class LT3-Q Interest also comprises a notional component, which is also a Regular Interest in Intermediate REMIC 2.  The notional component has a notional principal balance that at all times will equal the aggregate of the principal balances of the Regular Interests in Intermediate REMIC 1 (i.e., the Aggregate Loan Balance).  For each Distribution Date (and the related Accrual Period thereafter), the notional component shall bear interest at a rate equal to the excess of (a) the weighted average of the interest rates of the Regular Interests in Intermediate REMIC 1 (other than the Regular Interests that are interest-only Classes), weighted on the basis of the principal balance of each such Lower Tier Interest (the “REMIC Maximum Rate”) over (b) the Adjusted WAC.  For any Distribution Date, interest that accrues on the notional component of the Class LT3-Q Interest shall be deferred to the extent of any increase in the Overcollateralization Amount on such date.  Such deferred interest shall not itself bear interest.

(5)

The Class LT3-R Interest is the sole class of residual interest in Intermediate REMIC 2.  It does not have an interest rate or a principal balance.

On each Distribution Date the Securities Administrator shall distribute, from funds then on deposit in the Distribution Account, the Interest Remittance Amount with respect to each of the Lower Tier Interests in Intermediate REMIC 2 based on the above-described interest rates.

On each Distribution Date the Principal Remittance Amount  shall be distributed, and Realized Losses shall be allocated, among the Lower Tier Interests in Intermediate REMIC 2 until the principal balance of each such Lower Tier Interest equals the Certificate Principal Balance of its Corresponding Class of  Certificates immediately after such Distribution Date.

On each Distribution Date, amounts distributable on the Class P Certificates shall be distributed on the Class LT3-P Interest.

The Master REMIC

The following table sets forth (or describes) the Class designation, Pass-Through Rate, Initial Certificate Principal Balance, and minimum Denomination for each Class of Certificates representing interests in the Master REMIC:

Class Designation	Initial Certificate Principal Balance or Class Notional Amount	Pass-Through Rate	Minimum Denominations or Percentage Interest	Integral Multiples in Excess of Minimum
Offered Certificates:
A-1	$41,000,000.00	(1)(7)	$25,000	$1
A-2	$11,094,000.00	(1)(7)	$25,000	$1
A-3	$150,000,000.00	(1)(7)	$25,000	$1
A-IO	Notional(2)	(1)	$25,000	$1
M-1	$11,143,000.00	(1)(7)	$25,000	$1
M-2	$13,206,000.00	(1)(7)	$25,000	$1
M-3	$6,053,000.00	(1)(7)	$25,000	$1
M-4	$5,778,000.00	(1)(7)	$25,000	$1
M-5	$6,053,000.00	(1)(7)	$25,000	$1
M-6	$3,852,000.00	(1)(7)	$25,000	$1
B-1	$3,989,000.00	(1)(7)	$25,000	$1
B-2	$3,714,000.00	(1)(7)	$25,000	$1
B-3	$3,989,000.00	(1)(7)	$25,000	$1
B-4	$2,889,000.00	8.000% (3)(7)	$25,000	$1
B-5	$2,755,691.00	8.000% (3)(7)	$25,000	$1
R	N/A(4)	N/A(4)	10%	1%
X-1	N/A(5)	N/A(5)	10%	1%
X-2	N/A(6)	N/A(6)	10%	1%
P	$100	N/A(8)	10%	1%

(1)

The Pass-Through Rate for each Distribution Date is set forth in the definition of Pass-Through Rate.

(2)

The Class A-IO Certificates shall bear interest on the Class A-IO Notional Amount.

(3)

Subject to a cap as set forth in the definition of Pass-Through Rate.

(4)

The Class R Certificate represents ownership of the residual interest in the Master REMIC, as well as ownership of the Class LT3-R, LT2-R and Class LT1-R Interests.

(5)

The Class X-1 Certificates shall represent a beneficial ownership of an uncertificated interest in the Master REMIC (the “Class X-1 Interest”).  On each Distribution Date the Class X-1 Interest shall be entitled to receive all amounts distributable on the Class LT3-Q Interest on such Distribution Date.  On each Distribution Date, the Class X-1 Certificate shall be entitled to receive the Class X-1 Distributable Amount pursuant to Section 5.06(d)(xiv).

(6)

The Class X-2 Certificates shall not represent an interest in any REMIC formed hereby.  For purposes of compliance with the REMIC Provisions, any Charged Off Loan shall be treated as having been distributed on the Class X-1 Interest and transferred by the beneficial owners of the Class X-1 Certificates to the beneficial owners of the Class X-2 Certificates.

(7)

For federal income tax purposes, the REMIC regular interest corresponding to this Certificate shall bear interest at a maximum rate equal to the REMIC Maximum Rate.  Any amount payable on this Certificate in excess of the REMIC Maximum Rate shall be treated as having been paid pursuant to the contract described in Section 5.10(e) hereof.

(8)

The Class P Certificates shall not bear interest but shall be entitled to receive all Prepayment Premiums payable on the Mortgage Loans.

ARTICLE I

DEFINITIONS

Section 1.01

Defined Terms

In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, as applicable, either (x) those master servicing practices of prudent mortgage lending institutions which master service mortgage loans of the same type and quality as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Master Servicer, or (y) as provided in Section 3A.01 hereof, but in no event below the standard set forth in clause (x).

Accepted Servicing Practices:  With respect to any Mortgage Loan, as applicable, either (x) those servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type and quality as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Servicer, or (y) as provided in Section 3.01 hereof, but in no event below the standard set forth in clause (x).

Account:  Either the Distribution Account or the Custodial Account.

Accrual Period:  For any Class of LIBOR Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) and ending on the day immediately preceding the related Distribution Date.  For the Fixed Rate Certificates and any Distribution Date, the calendar month immediately preceding the related Distribution Date.  Interest on the LIBOR Certificates will be calculated on the basis of the actual number of days in the related Accrual Period and a 360 day year.  Interest on the Fixed Rate Certificates will be calculated on the basis of a 360 day year consisting of twelve 30 day months.

Adjusted WAC:  For any Accrual Period, the product of (i) two, and (ii) the weighted average of the interest rates of the regular interests in Intermediate REMIC 1 (other than any interest-only regular interest and the Class LT2-P Interest), determined by (a) subjecting the rate on the Class LT2-Q Interest to a cap of zero and (b) subjecting the rate on the Class LT2-A1, Class LT2-A2, Class LT2-A3, Class LT2-M1, Class LT2-M2, Class LT2-M3, Class LT2-M4, Class LT2-M5, Class LT2-M6, Class LT2-B1, Class LT2-B2, Class LT2-B3, Class LT2-B4 and Class LT2-B5 Interests to a cap equal to the Pass-Through Rate on the corresponding Class of Certificates for such Accrual Period (as indicated in the Preliminary Statement).

Advance: An advance of delinquent payments of principal or interest in respect of a Mortgage Loan required to be made by the Servicer, or the Master Servicer in its capacity as Successor Servicer, or by the Trustee in its capacity as Successor Master Servicer, in each case pursuant to Section 5.01.

Advance Facility: As defined in Section 5.01(b)(i).

Advance Facility Notice: As defined in Section 5.01(b)(ii).

Advance Financing Person: As defined in Section 5.01(b)(i).

Advance Reimbursement Amount: As defined in Section 5.01(b)(ii).

Aggregate Loan Balance: As of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans, except as otherwise provided herein, as of the last day of the related Due Period.

Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Custodial Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments and Liquidation Proceeds received in respect of the Mortgage Loans after the last day of the related Prepayment Period.

Applied Loss Amount: As to any Distribution Date, an amount equal to the excess, if any of (i) the aggregate Certificate Principal Balance of the Certificates, after giving effect to all Realized Losses incurred with respect to Mortgage Loans during the Due Period for such Distribution Date and payments of principal on such Distribution Date over (ii) the Aggregate Loan Balance for such Distribution Date.

Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the lesser of (x) the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the Mortgage Loan, and (y) the sales price of the Mortgaged Property at the time of such origination.

Authorized Servicer Representative: Those Servicer representatives, authorized to execute a Request for Release on behalf of the Servicer, whose name and facsimile signature appear on a list furnished to the Trustee, the Securities Administrator and the Master Servicer by the Servicer on the Closing Date pursuant to this Agreement, as such list may be amended by the Servicer from time-to-time.

Balloon Loan:  Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

Bankruptcy Code: Title 11 of the United States Code.

Basis Risk Reserve Fund: The segregated non-interest bearing trust account created and maintained by the Securities Administrator pursuant to Section 5.10 hereof.

Basis Risk Shortfall: With respect to any Class of LIBOR Certificates, Class B-4 or Class B-5 Certificates and any Distribution Date, the sum of (i) the excess, if any, of the related Current Interest calculated without regard to the applicable Net Funds Cap over the related Current Interest for the applicable Distribution Date; (ii) any amount described in clause (i) remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) for the related Accrual Period calculated on the basis, with respect to the LIBOR Certificates, of One-Month LIBOR plus the applicable Certificate Margin, or, with respect to the Class B-4 and Class B-5 Certificates, 8.000% per annum, as applicable.

Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a “Depository Participant,” or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06).  As of the Closing Date, the Class A-IO Certificates and each Class of LIBOR Certificates constitutes a Class of Book-Entry Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York, New York, the Commonwealth of Pennsylvania, the State of Maryland, the State of Minnesota, the city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located or the States in which the Servicer’s servicing operations are located, are authorized or obligated by law or executive order to be closed.

Carryforward Interest:  For any Class of Certificates (other than the Class X-1, Class X-2, Class P and Class R Certificates) and Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from the immediately preceding Distribution Date exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and (2) with respect to the Certificates (other than the Class A-IO Certificates) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate for such Distribution Date.

Certificate: Any one of the certificates of any Class executed and authenticated by the Securities Administrator in substantially the forms attached hereto as Exhibits A-1 through A-6.

Certificate Margin: With respect to the LIBOR Certificates and each Distribution Date on or prior to the first possible Optional Termination Date, 0.17%, 0.40%, 0.30%, 0.54%, 0.57%, 0.60%, 0.72%, 0.95%, 1.20%, 1.65%, 2.25% and 2.50% for the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, respectively.  With respect to the LIBOR Certificates and each Distribution Date following the first possible Optional Termination Date, 0.34%, 0.80%, 0.60%, 0.81%, 0.855%, 0.90%, 1.08%, 1.425%, 1.80%, 2.475%, 3.375%, and 3.75% for the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, respectively.

Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

Certificate Principal Balance: As to any Certificate (other than the Class A-IO, Class X-1, Class X-2 or Class R Certificates) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates, (ii) with respect to any Class of Subordinate Certificates entitled to distributions of principal, any reductions in the Certificate Principal Balance of such Certificate deemed to have occurred in connection with the allocations of Realized Losses, if any, pursuant to Section 5.07(a) and (iii) with respect to the Subordinate Certificates entitled to distributions of principal, Subsequent Recoveries added to the Certificate Principal Balance of any such Certificate pursuant to Section 5.07(b), in each case up to the amount of Applied Loss Amounts but only to the extent that any such Applied Loss Amount has not been paid to any Class of Certificates as a Deferred Amount.  References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class.

Certificate Register: The register maintained pursuant to Section 6.02.

Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

Charged Off Loan: With respect to any Distribution Date, a Delinquent Mortgage Loan (other than a Mortgage Loan that is a Liquidated Loan and for which no Realized Loss has been reported by the Servicer to the Securities Administrator ) with respect to which the Servicer determines, pursuant to the procedures set forth in Section 3.09, that there will be (i) no Significant Net Recoveries with respect to such Mortgage Loan or (ii) the potential Net Recoveries are anticipated to be an amount, determined by the Servicer in its good faith judgment and in light of other mitigating circumstances, that is insufficient to warrant proceeding through foreclosure or other liquidation of the related Mortgaged Property.

Class: All Certificates bearing the same Class designation as set forth in Section 6.01.

Class A Certificates:  The Class A-1, Class A-2 and Class A-3 Certificates.

Class A Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 46.90% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class A-1 Certificate: Any Certificate designated as a “Class A-1 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-1 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class A-2 Certificate: Any Certificate designated as a “Class A-2 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-2 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class A-3 Certificate: Any Certificate designated as a “Class A-3 Certificate” on the face thereof, in the form of Exhibit A-1 hereto, representing the right to the Percentage Interest of distributions provided for the Class A-3 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class A-IO Certificate:  Any Certificate designated as a “Class A-IO Certificate” on the face thereof, in the form of Exhibit A-6 hereto, representing the right to its Percentage Interest of distributions provided for the Class A-IO Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class A-IO Notional Amount:  For any Distribution Date on or prior to the Distribution Date in June 2008, the lesser of (i) the Aggregate Loan Balance as of the first day of the related Due Period and (ii) the related Class A-IO specified notional amount for such Distribution Date as set forth in the table below.  After the Distribution Date in June 2008, the Class A-IO Notional Amount will equal zero.

Distribution Date	Specified Notional Amount ($)
January 2006	27,514,000
February 2006	26,597,000
March 2006	25,680,000
April 2006	24,763,000
May 2006	23,845,000
June 2006	22,928,000
July 2006	22,011,000
August 2006	21,094,000
September 2006	20,177,000
October 2006	19,260,000
November 2006	18,343,000
December 2006	17,425,000
January 2007	16,508,000
February 2007	15,591,000
March 2007	14,674,000
April 2007	13,757,000
May 2007	12,840,000
June 2007	11,922,000
July 2007	11,005,000
August 2007	10,088,000
September 2007	9,171,000
October 2007	8,254,000
November 2007	7,337,000
December 2007	6,420,000
January 2008	5,502,000
February 2008	4,585,000
March 2008	3,668,000
April 2008	2,751,000
May 2008	1,834,000
June 2008	917,000

Class B-1 Certificate: Any Certificate designated as a “Class B-1 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-1 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class B-1 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A and Class M Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 83.30% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class B-2 Certificate: Any Certificate designated as a “Class B-2 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-2 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class B-2 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M and Class B-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 86.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class B-3 Certificate: Any Certificate designated as a “Class B-3 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-3 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class B-3 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M, Class B-1 and Class B-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 88.90% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class B-4 Certificate: Any Certificate designated as a “Class B-4 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-4 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class B-4 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 91.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class B-5 Certificate: Any Certificate designated as a “Class B-5 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-5 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class B-5 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 93.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-1 Certificate: Any Certificate designated as a “Class M-1 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-1 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 55.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-2 Certificate: Any Certificate designated as a “Class M-2 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-2 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 64.60% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-3 Certificate: Any Certificate designated as a “Class M-3 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-3 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 69.00% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-4 Certificate: Any Certificate designated as a “Class M-4 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-4 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 73.20% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-5 Certificate: Any Certificate designated as a “Class M-5 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-5 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-5 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 77.60% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class M-6 Certificate: Any Certificate designated as a “Class M-6 Certificate” on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-6 Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class M-6 Principal Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 80.40% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

Class P Certificate: Any Certificate designated as a “Class P Certificate” on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class P Certificates as set forth herein and evidencing a Regular Interest in the Master REMIC.

Class P Certificate Account: The Eligible Account established and maintained by the Securities Administrator pursuant to Section 5.04.

Class R Certificate: Any Certificate designated as a “Class R” Certificate on the face thereof in the form of Exhibit A-5 hereto, representing the right to its Percentage Interest of distributions provided for the Class R Certificates as set forth herein and representing the residual interest in each of the Subsidiary REMIC, Intermediate REMIC 1, Intermediate REMIC 2 and the Master REMIC formed hereby.

Class X-1 Certificate: Any Certificate designated as a “Class X-1 Certificate” on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class X-1 Certificates as set forth herein.

Class X-1 Distributable Amount:  With respect to any Distribution Date, the excess of (i) the aggregate of amounts distributable on the Class X-1 Interest for such Distribution Date calculated in the Preliminary Statement, over (ii) the sum of the amounts distributable pursuant to Section 5.06(d)(ii) through (d)(xiii) for such Distribution Date.

Class X-1 Interest:  As described in the Preliminary Statement.

Class X-2 Certificate: Any Certificate designated as a “Class X-2 Certificate” on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class X-2 Certificates as set forth herein.

Cleanup Call:  As defined in Section 10.01.

Closing Date:  December 21, 2005.

Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Combined Loan-to-Value Ratio:  As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the Stated Principal Balance of such Mortgage Loan at the date of origination plus (b) the outstanding Stated Principal Balance of the senior mortgage loan at the date of origination of such senior mortgage loan and the denominator of which is (a) in the case of a purchase, the lesser of the sales price of the related Mortgaged Property and its Appraised Value determined in an appraisal obtained by the originator at the origination of such Mortgage Loan or (b) in the case of a refinance, the Appraised Value of the Mortgaged Property at the time of such refinance.

Compensating Interest: The amount required to be deposited in the Distribution Account by the Servicer, or by the Master Servicer if the Servicer fails to do so, to offset a Prepayment Interest Shortfall on a Mortgage Loan pursuant to Section 5.02 and Section 3A.11 of this Agreement, respectively; provided, however that the amount of Compensating Interest required to be paid in respect of any Mortgage Loan shall not exceed the Servicing Fee payable to the Servicer or the Master Servicing Fee payable to the Master Servicer, as applicable.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 452 Fifth Avenue, New York, New York 10018, Attention: Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4, or at such other address as the Trustee may designate from time to time.  With respect to the Securities Administrator, the designated office of the Securities Administrator where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement, for purposes of Certificate transfers and surrender is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Client Manager (NAAC 2005-S4), and for all other purposes is located at P.O. Box 98, Columbia, Maryland 21046, Attention: Corporate Trust Services – Client Manager (NAAC 2005-S4) (or for overnight deliveries at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services – Client Manager (NAAC 2005-S4)).

Credit Risk Management Agreement:  Each of the agreements between the Credit Risk Manager and the Servicer, dated as of December 21, 2005, and between the Credit Risk Manager and the Master Servicer, dated as of December 21, 2005.

Credit Risk Management Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Credit Risk Management Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the last day of the related Due Period.  The Credit Risk Management Fee shall be payable to the Credit Risk Manager and/or the Seller pursuant to Section 4.07(a)(vii) and 4.08(b).

Credit Risk Management Fee Rate:  0.015% per annum.

Credit Risk Manager:  Clayton Fixed Income Services, Inc., formerly known as The Murrayhill Company.

Current Interest:  For any interest bearing Class of Certificates and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Certificate Principal Balance or Class A-IO Notional Amount, as applicable, of such Class during the related Accrual Period; provided, that if and to the extent that on any Distribution Date the Interest Remittance Amount is less than the aggregate distributions required pursuant to Section 5.06(a) without regard to this proviso as a result of Interest Shortfalls, then the Current Interest on each Class will be reduced, on a pro rata basis in proportion to the amount of Current Interest for each Class without regard to this proviso, by such Interest Shortfalls for such Distribution Date.  No Current Interest will be payable with respect to any Class of Certificates after the Distribution Date on which the outstanding Certificate Principal Balance or Class A-IO Notional Amount, as applicable, of such Certificate has been reduced to zero.

Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodial Account: The account established and maintained by the Servicer with respect to receipts on the Mortgage Loans and related REO Properties in accordance with Section 4.01.

Custodian: Wells Fargo Bank, N.A., in its capacity as custodian pursuant to this Agreement.

Cut-off Date:  December 1, 2005.

Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments received prior to the Cut-off Date and scheduled payments of principal due on or before the Cut-off Date, whether or not received, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date.

Deferred Amount: For any Class of Subordinate Certificates entitled to principal and any Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Certificate Principal Balance thereof exceeds (y) the sum of (a) the aggregate of amounts previously paid in reimbursement thereof and (b) any additions to the Certificate Principal Balance thereof due to Subsequent Recoveries.  Any payment of Deferred Amount pursuant to Section 5.06(d) shall not result in a reduction to the Certificate Principal Balance of the Class of Certificate to which it is distributed.

Definitive Certificates: As defined in Section 6.06.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

Delinquency Rate: With respect to the Mortgage Loans and any calendar month will be the fraction, expressed as a percentage, the numerator of which is the Aggregate Loan Balance of all Mortgage Loans 60 or more days delinquent (including all Mortgage Loans in bankruptcy or foreclosure and all REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such month.

Delinquent: A Mortgage Loan is “delinquent” if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due.  A Mortgage Loan is “30 days delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month.  Similarly for “60 days delinquent,” “90 days delinquent” and so on.

Denomination: With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor: Nomura Asset Acceptance Corporation, a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company (“DTC”), the nominee of which is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  The Depository shall initially be the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Agreement:  With respect to the Class of Book-Entry Certificates, the agreement among the Depositor, the Securities Administrator and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit I.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

Disqualified Organization:  A “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an “electing large partnership” within the meaning of Section 775 of the Code or (v) any other Person so designated by the Depositor and the Securities Administrator based upon an Opinion of Counsel provided by nationally recognized counsel to the Securities Administrator that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person.  A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit.  The term “United States”, “State” and “international organizations” shall have the meanings set forth in Section 7701 of the Code.

Distribution Account: Each trust account or accounts related to the Mortgage Loans created and maintained by the Securities Administrator pursuant to Section 4.06 in the name of the Trustee for the benefit of the Certificateholders and designated “HSBC Bank USA, National Association, in trust for registered holders of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-S4”.  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.  The Distribution Account shall be an Eligible Account.

Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in January 2006.

Due Date: As to any Mortgage Loan, the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

Due Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a segregated, non-interest bearing trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies as evidenced in writing by the Rating Agencies.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Securities Administrator.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 3.08.

Escrow Account: Shall mean the accounts maintained by the Servicer pursuant to Section 4.04.  Each Escrow Account shall be an Eligible Account.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of the Exemption.

ERISA Restricted Certificate: Each of the Class B-4, Class B-5, Class X-1, Class X-2, Class P and Class R Certificates, and Certificates of any Class that no longer satisfy the applicable rating requirements of the Exemption.

Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

Exemption: Prohibited Transaction Exemption 93-32, as amended from time to time.

Expense Fee:  As to each Mortgage Loan, the sum of the Servicing Fee, the Master Servicing Fee and the Credit Risk Manager Fee.

Expense Fee Rate:  As to each Mortgage Loan and any date of determination, the sum of the Servicing Fee Rate, the Master Servicing Fee Rate and the Credit Risk Manager Fee Rate.

Fannie Mae: Fannie Mae (formerly, Federal National Mortgage Association), or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 3.08.

Final Certification: The certification of each Custodian in the form attached hereto as Exhibit C-3.

Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Majority Class X-2 Certificateholder pursuant to or as contemplated by Section 2.03(c) or Section 3.23, respectively), a determination made by the Servicer pursuant to this Agreement that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records of each Final Recovery Determination made thereby.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

Fixed-Rate Certificates:  Class A-IO, Class B-4 and Class B-5 Certificates.

Floating Rate Payer Payment Date:  As defined in the related Interest Rate Cap Agreement.

Freddie Mac: Federal Home Loan Mortgage Corporation, or any successor thereto.

Indemnified Persons: The Trustee, the Securities Administrator, the Master Servicer (including any successor to the Master Servicer), the Servicer (including any successor to the Servicer), the Custodian, the Depositor, the Seller, the Trust Fund and their officers, directors, agents and employees and, with respect to the Trustee and the Securities Administrator, any separate co-trustee or co-securities administrator and its officers, directors, agents and employees.

Initial Certificate Principal Balance: With respect to any Certificate (other than the Class A-IO, Class X-1, Class X-2 and Class R Certificates), the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

Initial Certification: The certification of each Custodian in the form attached hereto as Exhibit C-1.

Initial Notional Amount: With respect to the Class A-IO Certificates, the Class A-IO Notional Amount of such Certificates or any predecessor Certificates on the Closing Date.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the servicing standard set forth in Section 3.01 other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by any Insurance Policy with respect to the Mortgage Loans.

Interest Determination Date: Shall mean the second LIBOR Business Day preceding the commencement of each Accrual Period.

Interest Rate Cap Account:  The separate Eligible Account created and initially maintained by the Securities Administrator pursuant to Section 5.08 in the name of the Trustee for the benefit of the Certificateholders and designated “HSBC Bank USA, National Association, in trust for registered holders of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-S4.”  Funds in the Interest Rate Cap Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.  The Interest Rate Cap Account will not be an asset of any REMIC.

Interest Rate Cap Agreement:  The confirmation dated December 21, 2005, evidencing a transaction between the Interest Rate Cap Agreement Provider and the Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4 (as governed by and subject to the terms and conditions of an ISDA Master Agreement with the attached schedule thereto), generally relating to Realized Losses on the Mortgage Loans, a form of which is attached hereto as Exihibit M.

Interest Rate Cap Agreement Provider:  Wachovia Bank, National Association

Interest Rate Cap Agreement Termination Date:  With respect to the Interest Rate Cap Agreement, the Distribution Date in December 2010, after any required payment is made.

Interest Remittance Amount: For any Distribution Date, subject to amounts otherwise payable or recoverable under the terms of this Agreement, an amount equal to (A) the sum of (1) all interest collected (other than related Payaheads, if applicable) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Due Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all Payoffs and Curtailments received on the Mortgage Loans during the related Prepayment Period, less (x) the Expense Fee with respect to the Mortgage Loans and (y) unreimbursed Advances and other amounts due to the Trustee, the Custodian, the Master Servicer or the Servicer, as applicable, with respect to such Mortgage Loans, to the extent allocable to interest, (2) all Compensating Interest Payments paid by the Servicer or the Master Servicer with respect to the Mortgage Loans with respect to such Distribution Date, (3) the portion of any Substitution Adjustment Amount, Termination Price or Purchase Price paid with respect to such Mortgage Loans and received by the Servicer or the Securities Administrator during the related Due Period allocable to interest, and (4) all Liquidation Proceeds, and any Insurance Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Servicing Fees) collected with respect to such Mortgage Loans during the related Due Period, to the extent allocable to interest, minus (B) (x) all amounts payable or reimbursable in respect of expenses or indemnities to the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Credit Risk Manager or the Custodian in accordance with the provisions of this Agreement, and (y) Prepayment Charges received with respect to such Mortgage Loans during the related Prepayment Period to the extent such amounts would be considered interest.

Interest Shortfall: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) on Mortgage Loans resulting from (a) Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and (b) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Relief Act.

Interim Certification: The certification of each Custodian in the form attached hereto as Exhibit C-3.

Intermediate REMIC 1:  As defined in the Preliminary Statement.

Intermediate REMIC 2:  As defined in the Preliminary Statement.

ISDA:  International Swaps and Derivatives Association, Inc.

ISDA Master Agreement:  An ISDA Master Agreement (Multicurrency-Cross Border) in the form published by ISDA in 1992 including the schedule thereto.

Latest Possible Maturity Date:  With respect to each Class of Certificates (other than the Class A-IO Certificates), the Distribution Date in October 2035.  With respect to the Class A-IO Certificates, the Distribution Date in June 2008.  For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by each REMIC shall be the Latest Possible Maturity Date.

LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

LIBOR Certificates:  Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

LIBOR Determination Date: The second LIBOR Business Day before the first day of the related Accrual Period.

Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee’s sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Servicer has certified in the related Prepayment Period to the Securities Administrator that it has made a Final Recovery Determination.

Liquidation Proceeds: Amounts, other than Insurance Proceeds, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee’s sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees, Master Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorneys fees.

Lower Tier Interest:  An interest in the Subsidiary REMIC or an Intermediate REMIC, as described in the Preliminary Statement, those interests having an LT1 designation being interests in the Subsidiary REMIC, those having an LT2 designation being interests in Intermediate REMIC 1 and those having an LT3 designation being interests in the Intermediate REMIC 2.

Majority Class X-1 Certificateholder: The Holder of a 50.01% or greater Percentage Interest in the Class X-1 Certificates.

Majority Class X-2 Certificateholder: The Holder of a 50.01% or greater Percentage Interest in the Class X-2 Certificates.

Master REMIC:  As specified in the Preliminary Statement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association or any successor thereto or any successor hereunder.

Master Servicer Default:  As defined in Section 8.03.

Master Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  For any Distribution Date, 0.0185% per annum.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name and specimen signature appear on a list of master servicing officers furnished to the Trustee and the Securities Administrator by the Master Servicer, as such list may be amended from time to time.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

MOM Loan: Any Mortgage Loan as to which MERS is acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

Monthly Excess Interest: As to any Distribution Date, the Interest Remittance Amount remaining after the application of payments pursuant to clauses (i) through (xii) of Section 5.06(a).

Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.09.

Moody’s: Moody’s Investors Service, Inc. or its successor in interest.

Mortgage: The mortgage, deed of trust or other instrument creating a second lien on or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee, or a Custodian on its behalf, to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement:  That certain mortgage loan purchase agreement dated as of December 1, 2005, by and between the Seller, as seller and the Depositor, as purchaser, relating to the Mortgage Loans.

Mortgage Loans: Such of the Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, the initial Mortgage Loan Schedule being attached hereto as Exhibit B, setting forth the following information with respect to each Mortgage Loan:

(i)

the loan number;

(ii)

the Mortgage Rate in effect as of the Cut-off Date;

(iii)

the Servicing Fee Rate;

(iv)

the Net Mortgage Rate in effect as of the Cut-off Date;

(v)

the maturity date;

(vi)

the original principal balance;

(vii)

the Cut-off Date Principal Balance;

(viii)

the original term;

(ix)

the remaining term;

(x)

the property type;

(xi)

with respect to each MOM Loan, the related MIN;

(xii)

a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge;

(xiii)

a code indicating whether the Mortgage Loan is covered by a lender paid mortgage insurance policy and, if applicable, the rate payable in connection therewith; and

(xiv)

the name of the Custodian.

Such schedule shall also set forth the aggregate Cut-off Date Principal Balance for all of the Mortgage Loans.

Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

Mortgaged Property: The underlying property securing a Mortgage Loan.

Mortgagor: The obligors on a Mortgage Note.

Net Funds Cap: For any distribution date and the LIBOR Certificates, Class B-4 or Class B-5 Certificates, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date, less Current Interest due on the Class A-IO Certificates on such date and (2) 12, and the denominator of which is the Aggregate Loan Balance as of the first day of the preceding calendar month (taking into account scheduled payments due on such date), multiplied by (b) with respect to the LIBOR Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.  With respect to the Class A-IO Certificates and any distribution date, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Class A-IO Notional Amount for such distribution date.

Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Expense Fee Rate.

Net Recovery: Any proceeds received by the Servicer on a delinquent or Charged Off Loan (including any Liquidation Proceeds received on a Charged Off Loan), net of any Servicing Fee and any other related expenses.

Net WAC Rate:  As to any Distribution Date, a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of the Stated Principal Balances as of the first day of the related Due Period and adjusted for prepayments made during such Due Period that were distributed on the preceding Distribution Date.

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer, the Master Servicer as Successor Servicer or the Trustee as Successor Master Servicer pursuant to this Agreement, that, in the good faith judgment of the Servicer, the Master Servicer or the Trustee, as applicable, will not or, in the case of a proposed Advance or Servicing Advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or otherwise.

Officer’s Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the Master Servicer, the Securities Administrator or the Trustee (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Authorized Servicer Representative, as the case may be, and delivered to the Depositor, the Seller, the Master Servicer, the Securities Administrator and/or the Trustee, as the case may be, as required by this Agreement.

One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date.  If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate.  If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period.  The establishment of One-Month LIBOR on each Interest Determination Date by the Securities Administrator and the Securities Administrator’s calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period shall, in the absence of manifest error, be final and binding.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller, the Depositor, the Master Servicer or the Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 2.05, 7.05, 7.07 or 11.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Seller, Depositor, the Master Servicer and the Servicer, (ii) not have any direct financial interest in the Seller, Depositor, the Master Servicer or the Servicer or in any affiliate of any of them, and (iii) not be connected with the Seller, Depositor, the Master Servicer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optimal Interest Remittance Amount: For any Distribution Date, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans as of the first day of the preceding calendar month (taking into account scheduled payments due on such day) divided by (y) 12 and (2) the Aggregate Loan Balance as of the first day of the preceding calendar month (taking into account scheduled payments due on such date), over (ii) any expenses that reduce the Interest Remittance Amount that did not arise as a result of a default or delinquency of the Mortgage Loans or were not taken into account in computing the Expense Fee Rate.

Optional Termination: The termination of the Trust Fund as a result of the purchase of all of the Mortgage Loans and any related REO Property pursuant to the last paragraph of Section 10.01.

Optional Termination Date: The first Distribution Date on which the Master Servicer may exercise the Cleanup Call as described in Section 10.01.

OTS: The Office of Thrift Supervision or any successor thereto.

Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)

Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

(b)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Payoff, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

Overcollateralization Amount:  For any Distribution Date, an amount equal to the amount, if any, by which (x) the Aggregate Loan Balance for such Distribution Date exceeds (y) the aggregate Certificate Principal Balance of the Certificates after giving effect to payments on such Distribution Date.

Overcollateralization Deficiency: For any Distribution Date will be equal to the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Certificate Principal Balance of the Certificates resulting from the payment of the Principal Payment Amount on such Distribution Date, but prior to allocation of any Applied Loss Amount on such Distribution Date.

Overcollateralization Release Amount: For any Distribution Date, an amount equal to the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Certificate Principal Balance of the Certificates, exceeds (2) the Targeted Overcollateralization Amount for such date.

Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Rate: With respect to the any Class of LIBOR Certificates and any Distribution Date, a per annum rate equal to the lesser of (x) One-Month LIBOR for such Distribution Date, plus the related Certificate Margin and (y) the related Net Funds Cap for such Distribution Date.  With respect to the Class A-IO Certificates and (a) any Distribution Date on or prior to June 2008, a per annum rate equal to the lesser of (i) 20.00% and (ii) the related Net Funds Cap for such Distribution Date and (b) for each other Distribution Date, zero.  With respect to the Class B-4 and Class B-5 Certificates for each Distribution Date shall be the lesser of (a) 8.000% and (b) the related Net Funds Cap for such Distribution Date.

Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Due Period subsequent to the Due Period in which such payment was received.

Payoff:  Any payment of principal on a Mortgage Loan equal to the entire outstanding Scheduled Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

Periodic Rate Cap: With respect the Adjustment Date for an Mortgage Loan, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Interest Rate or the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are unconditionally backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(iii)

[Reserved];

(iv)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(v)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee or the Securities Administrator in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(vi)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vii)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(viii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

(ix)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(x)

units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Securities Administrator or an affiliate thereof having a rating by S&P of AAAm-G, AAA-m, or AA-m, and if rated by Moody’s, rated Aaa, Aa1 or Aa2;

(xi)

short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee, the Securities Administrator or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

(xii)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

Permitted Transferee: Any person other than a Disqualified Organization or a Person that is not a U.S. Person.

Person: Any individual, corporation, partnership, joint venture, association, joint–stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Prepayment Assumption: The assumed rate of prepayment, as described in the Prospectus relating to each Class of LIBOR and Fixed Rate Certificates.

Prepayment Charge: With respect to any Principal Prepayment, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note (other than any Servicer Prepayment Charge Payment Amount), as shown on the Prepayment Charge Schedule.

Prepayment Charge Schedule: As of any date, the list of Mortgage Loans providing for a Prepayment Charge included in the Trust Fund on such date, attached hereto as Exhibit K (including the prepayment charge summary attached thereto).  The Depositor shall deliver or cause the delivery of the Prepayment Charge Schedule to the Servicer, the Master Servicer, the Securities Administrator and the Trustee on the Closing Date.  The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Charge;

(iii)

the date on which the first Monthly Payment was due on the related Mortgage Loan;

(iv)

the term of the related Prepayment Charge;

(v)

the original Stated Principal Balance of the related Mortgage Loan; and

(vi)

the Stated Principal Balance of the related Mortgage Loan as of the Cut-off Date.

Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.23 or 10.01 hereof), the amount, if any, by which (i) one month’s interest at the applicable Mortgage Rate, as reduced by the Servicing Fee Rate, on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment less the related Servicing Fee.

Prepayment Period: With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

Principal Payment Amount: With respect to each Distribution Date, the Principal Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such Distribution Date.

Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.09, 3.23 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.  Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

Principal Remittance Amount: For any Distribution Date, subject to amounts otherwise payable or recoverable under the terms of this Agreement, an amount equal to (A) the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Due Period (less unreimbursed Advances, Servicing Advances and other amounts due to the Servicer, the Master Servicer, the Custodian and the Trustee with respect to such Mortgage Loans, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Due Period, (2) the Principal Prepayments, if any, received during the related Prepayment Period, (3) the Purchase Price for any repurchased Mortgage Loan by the Seller or any Mortgage Loan purchased by the Majority Class X-2 Certificateholder pursuant to Section 3.09 or 3.23, during the calendar month immediately preceding such Distribution Date, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal, (5) amounts in respect of principal on the Mortgage Loans paid by the Master Servicer Pursuant to Section 10.01, (6) amounts withdrawn from the Interest Rate Cap Account from payments under the Interest Rate Cap Agreement to cover Realized Losses on the Mortgage Loans incurred during the related Due Period, and (7) all Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other Subsequent Recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the Mortgage Loans during the prior calendar month, to the extent allocable to principal, minus (B) (x) to the extent that the Interest Remittance Amount for such Distribution Date is insufficient therefor, all amounts payable or reimbursable to the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian in accordance with the provisions of this Agreement, and (y) the amount of any Prepayment Charges on the Mortgage Loans to the extent such amounts would be principal, received during the related Prepayment Period.

Private Certificate:  The Class B-4, Class B-5, Class X-1, Class X-2, Class P and Class R Certificates.

Private Offering Circular:  The private offering circular dated December 21, 2005 relating to the Class B-4, Class B-5, Class X-1, Class X-2, Class P and Class R Certificates.

Prospectus:  The base prospectus dated September 27, 2005 relating to the LIBOR and Class A-IO Certificates, as supplemented by the prospectus supplement to the base prospectus dated December 21, 2005.

PUD: A planned unit development.

Purchase Price: With respect to any Mortgage Loan to be repurchased by the Seller or the Majority Class X-2 Certificateholder, as applicable, pursuant to Section 2.02, 2.03, 3.09 or 3.23 hereof and as confirmed by an Officer’s Certificate from the Seller or the Majority Class X-2 Certificateholder to the Trustee, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to the related Certificateholders, plus any portion of the Servicing Fee, Master Servicing Fee, Servicing Advances and Advances payable to the Servicer or the Master Servicer of the Mortgage Loan plus (iii) any costs and damages of the Trust Fund in connection with any violation by such Mortgage Loan of any abusive or predatory lending law, including any expenses incurred by the Trustee with respect to such Mortgage Loan prior to the purchase thereof.

QIB:  A “qualified institutional buyer”, as such term is defined in Rule 144A under the Securities Act.

Rating Agency: Each of S&P and Moody’s.  If any such organization or its successor is no longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator.  References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the Stated Principal Balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, minus (iii) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer pursuant to this Agreement.  To the extent the Servicer receives Subsequent Recoveries and respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent that Subsequent Recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the Stated Principal Balance of the related Mortgage Loan as of the date of acquisition of such REO Property, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, minus (iii) the aggregate of all unreimbursed Advances and Servicing Advances.

In addition, to the extent the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such Subsequent Recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

Record Date: With respect to any Class of Definitive Certificates and any Distribution Date, the last day of the calendar month preceding the month in which such Distribution Date occurs.  With respect to any Class of Book-Entry Certificates that is a LIBOR Certificate and any Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such Certificates are available pursuant to Section 6.02, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.  With respect to the Fixed Rate Certificates and any Distribution Date, the last day of the calendar month preceding the month in which such Distribution Date occurs.

Reference Banks: Shall mean leading banks selected by the Securities Administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated as such by the Securities Administrator and (iii) which are not controlling, controlled by, or under common control with, the Depositor, the Seller, the Master Servicer or the Servicer.

Reference Bank Rate: With respect to any Accrual Period shall mean the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., London time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in an amount approximately equal to the aggregate Certificate Principal Balance of the LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the LIBOR Certificates for such Accrual Period.

Regular Certificate: Any Certificate other than a Residual Certificate.

Regular Interest:  A “regular interest” within the meaning of Section 860G(a)(1) of the Code.

Relief Act: The Servicemembers Civil Relief Act, as amended from time to time, and any state or local law providing for similar relief.

Release Date:  As defined in Section 3.09 hereof.

Released Loan: Any Charged Off Loan that is released by the Servicer to the Majority Class X-2 Certificateholder pursuant to Section 3.09 (on behalf of the Trust Fund).  Any Released Loan will no longer be an asset of any REMIC or the Trust Fund.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Maximum Rate:  As defined in the Preliminary Statement.

REMIC Opinion: Shall mean an Opinion of Counsel to the effect that the proposed action will not have an adverse affect on any REMIC created hereunder.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

Remittance Date:  Shall mean the 18th day of the month and if such day is not a Business Day, the immediately preceding Business Day.

REO Property:  A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Replacement Mortgage Loan:  A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have an adjustable Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Combined Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan, provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan in the Trust immediately prior to any substitution; (vi) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (vii) be secured by a first lien on the related Mortgaged Property; (viii) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (ix) not be a negatively-amortizing loan; (x) if the Deleted Loan is not a Balloon Loan, not be a Balloon Loan; and (xi) comply with each representation and warranty set forth in the Mortgage Loan Purchase Agreement.

Request for Release: The Request for Release to be submitted by the Seller, the Master Servicer or the Servicer to the related Custodian substantially in the form of Exhibit H.  Each Request for Release furnished to a Custodian by the Seller, the Master Servicer or the Servicer shall be in duplicate and shall be executed by an officer of such Person, a Master Servicing Officer or a Authorized Servicer Representative, as applicable (or, if furnished electronically to the related Custodian, shall be deemed to have been sent and executed by such Person).

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

Residual Certificates: The Class R Certificates.

Responsible Officer: With respect to the Securities Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer, any other officer customarily performing functions similar to those performed by any of the above designated officers or other officers of the Securities Administrator specified by the Securities Administrator having direct responsibility over this Agreement and customarily performing functions similar to those performed by any one of the designated officers, as to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.  With respect to the Trustee, any officer in the Corporate Trust Office with direct responsibility for the administration of this Agreement.

Rolling Three Month Delinquency Rate: With respect to any Distribution Date and the Mortgage Loans will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

S&P: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended.

Securities Administrator:  Wells Fargo Bank, N.A., a national banking association or any successor thereto or any successor hereunder.

Seller: Nomura Credit & Capital, Inc., a Delaware corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

Senior Certificates: The Class A and Class A-IO Certificates.

Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case prior to giving effect to payments on such Distribution Date (assuming no Trigger Event is in effect), and the denominator of which is the Aggregate Loan Balance for such Distribution Date.

Servicer: GMAC Mortgage Corporation or any successor thereto (including any Special Servicer) appointed hereunder in connection with the servicing and administration of the Mortgage Loans.

Servicer’s Assignee: As defined in Section 5.01(b)(ii).

Servicer Default: As defined in Section 8.01.

Servicer Prepayment Charge Payment Amount: The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable legal fees) incurred in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, inspection, valuation and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered in the MERS® System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor’s commissions), (iv) compliance with any obligations under Section 3.07 hereof to cause insurance to be maintained and (v) payment of taxes.

Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the same Stated Principal Balance of such Mortgage Loan used to calculate the payment of interest on such Mortgage Loan.

Servicing Fee Rate: 0.50% per annum.

Significant Net Recoveries: With respect to a defaulted Mortgage Loan for which a broker’s price opinion is obtained pursuant to Section 3.09(a)(11), a determination by the Servicer that either (A) the potential Net Recoveries are anticipated to be greater than or equal to the sum of (i) the total indebtedness of the senior lien on the related Mortgaged Property and (ii) $10,000 (after anticipated expenses and attorneys’ fees) or (B) the related Mortgagor has shown a willingness and ability to pay over the previous six months.

Special Servicer:  Any special servicer appointed by the Majority Class X-2 Certificateholder pursuant to Section 3.24 hereof meeting the requirements for a Successor Servicer pursuant to Section 8.02 hereof.

Special Serviced Mortgage Loan:  The Mortgage Loans for which a Special Servicer acts as special servicer pursuant to Section 3.24 hereof.

Special Servicing: With regard to any Charged Off Loans, the servicing of such Charged Off Loans using specialized collection procedures (including foreclosure, if appropriate) to maximize recoveries.

Startup Day: The Startup Day for each REMIC formed hereunder shall be the Closing Date.

Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof minus the sum of (i) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date (and irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.09 of this Agreement with respect to such Mortgage Loan, that were received by the Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (iii) any Realized Losses on such Mortgage Loan incurred during the related Prepayment Period.  The Stated Principal Balance of a Liquidated Loan equals zero.

Stepdown Date:  The date occurring on the earlier of (a) the later of (x) the Distribution Date in January 2009 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period but before giving effect to payments on the Certificates on such Distribution Date) is greater than or equal to 56.00% or (b) the date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero.

Subordinate Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class X-1 and Class X-2 Certificates.

Subsequent Recoveries: With respect to each Mortgage Loan, the amount recovered by the Servicer (net of reimbursable expenses) with respect to a defaulted Mortgage Loan with respect to which a Realized Loss was incurred, after the liquidation or disposition of such Mortgage Loan.

Subservicing Agreement: Any agreement entered into between the Servicer and a subservicer with respect to the subservicing of any Mortgage Loan subject to this Agreement by such subservicer.

Subsidiary REMIC:  As specified in the Preliminary Statement.

Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(d).

Successor Master Servicer:  The Trustee or any successor to the Master Servicer appointed pursuant to Section 8.04 after the occurrence of a Master Servicer Default or upon the resignation of the Master Servicer pursuant to this Agreement.

Successor Servicer:  The Master Servicer or any successor to the Servicer appointed pursuant to Section 8.02 after the occurrence of a Servicer Default or upon the resignation of the Servicer pursuant to this Agreement.

Targeted Overcollateralization Amount:  For any Distribution Date prior to the Stepdown Date, 3.50% of the Aggregate Loan Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) 7.00% of the Aggregate Loan Balance for such Distribution Date, or (b) 0.50% of the Aggregate Loan Balance as of the Cut-off Date; with respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event is in effect and is continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and temporary Treasury regulation § 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC.  The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

Termination Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to Section 10.01.

Transfer Affidavit: As defined in Section 6.02(c).

Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

Trigger Event:  A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds 12.00% of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses as a percentage of the original Aggregate Loan Balance on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
January 2008 – December 2008	2.50%*
January 2009 – December 2009	4.35%*
January 2010 – December 2010	6.80%*
January 2011 – December 2011	8.70%*
January 2012 and thereafter	9.65%

* The percentages set forth above are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Trust Fund:  The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Custodial Account, the Distribution Account, the Interest Rate Cap Account, the Class P Certificate Account, the Basis Risk Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the Cut-off Date; (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement; (v) the rights of the Trustee under all insurance policies required to be maintained pursuant to this Agreement; (vi) the rights of the Trustee on behalf of the Trust Fund pursuant to the Interest Rate Cap Agreement and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee: HSBC Bank USA, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

U.S. Person:  A “United States person” within the meaning of Section 7701(a)(30) of the Code.

Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98% of all Voting Rights shall be allocated among the LIBOR and Fixed Rate Certificates (other than the Class A-IO Certificates).  The portion of such 98% Voting Rights allocated to the LIBOR and Fixed Rate Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance then outstanding and the denominator of which is the Certificate Principal Balance of all such Classes then outstanding.  The Class A-IO and Class X-1 Certificates shall each be allocated 1% of the Voting Rights.  Voting Rights shall be allocated among the Certificates within each such Class in accordance with their respective Percentage Interests.  The Class P, Class X-2 and Class R Certificates shall have no voting rights.

Section 1.02

Interest Calculations.

Interest on the LIBOR Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed.  The calculation of all fees and interest on the Fixed Rate and Class X-1 Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.  The Securities Administrator’s establishment of One-Month LIBOR and the applicable Pass-Through Rate for any Class of Certificates for any Distribution Date shall, in the absence of manifest error, be final and binding.

ARTICLE II

CONVEYANCE OF TRUST FUND
REPRESENTATIONS AND WARRANTIES

Section 2.01

Conveyance of Trust Fund.

The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the assets in the Trust Fund.

The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.  In addition, on or prior to the Closing Date, the Depositor shall direct the Trustee on behalf of the Trust Fund to enter into the Interest Rate Cap Agreement (and any related novation agreement) with the Interest Rate Cap Provider and the Depositor shall directly pay or cause to be paid on behalf of the Trust Fund the payments owed to the Interest Rate Cap Agreement Provider as of the Closing Date under the Interest Rate Cap Agreement.

In connection with such sale, the Depositor has delivered to, and deposited with, the Trustee or a Custodian, as its agent, the following documents or instruments with respect to each Mortgage Loan so assigned: (i) the original Mortgage Note, including any riders thereto, endorsed without recourse to the order of “HSBC Bank USA, National Association, as Trustee for certificateholders of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-S4” or in blank, and showing to the extent available to the Seller an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee or in blank, as applicable, (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iii) unless the Mortgage Loan is a MOM Loan, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee or in blank of the Mortgage with respect to each Mortgage Loan in the name of “HSBC Bank USA, National Association, as Trustee for certificateholders of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-S4,” which shall have been recorded (or if clause (x) in the proviso below applies, shall be in recordable form) (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Seller, with evidence of recording thereon, (v) the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and (vi) originals or copies of all available assumption, modification or substitution agreements, if any; provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording”; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver a lost note affidavit and indemnity and a copy of the original note, if available; and provided, further, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee a certification of a Authorized Servicer Representative to such effect and in such case shall deposit all amounts paid in respect of such Mortgage Loans, in the Distribution Account on the Closing Date.  In the case of the documents referred to in clause (x) related above, the Depositor shall deliver such documents to the Trustee promptly after they are received.  The Seller shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date; provided that the Seller need not cause to be recorded any assignment (a) in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors and assigns.  In the event that the Seller or the Depositor gives written notice to the Trustee that a court has recharacterized the sale of the Mortgage Loans as a financing, the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations within 30 days, the Trustee shall cause each such previously unrecorded assignment to be submitted for recording as specified above (unless, as specified above, such recording is not necessary) at the expense of the Trust pursuant to Section 9.05.  In the event a Mortgage File is released to the Servicer as a result of such Person having completed a Request for Release, the Trustee shall, if not so completed, complete the assignment of the related Mortgage in the manner specified in clause (iii) above.

In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Seller further agrees that it will cause, at the Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Seller to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the related Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Seller further agrees that it will not, and will not permit the Servicer or the Master Servicer to alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.02

Acceptance of the Mortgage Loans.

(a)

Based on the Initial Certifications received by it from the Custodian, the Trustee acknowledges receipt of, subject to the further review and exceptions reported by the Custodian pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Trustee or a Custodian on its behalf pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through a custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it in trust for the use and benefit of all present and future Holders of the Certificates.  On the Closing Date, each Custodian on the Trustee’s behalf will deliver an Initial Certification in the form annexed hereto as Exhibit C-1, confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit and indemnity in lieu thereof.  No later than 90 days after the Closing Date, each Custodian on the Trustee’s behalf shall, for the benefit of the Certificateholders, review each Mortgage File delivered to it and execute and deliver to the Seller and the Trustee an Interim Certification substantially in the form annexed hereto as Exhibit C-2.  In conducting such review, each Custodian on the Trustee’s behalf will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in subclauses (iv) and (vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses).  In performing any such review, each Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.  If a Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B, determined on the basis of the Mortgagor’s name, the original principal balance and the Mortgage Loan number, or to appear to be defective on its face, such Custodian shall include such information in the exception report attached to the Interim Certification.  The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of the Certificateholders in such Mortgage Loan within 60 days from the date of notice from the Trustee of the defect and if the Seller fails to correct or cure the defect or deliver such opinion within such period, the Seller will, subject to Section 2.03, within 90 days from the notification of the Trustee purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

(b)

No later than 180 days after the Closing Date, each Custodian on the Trustee’s behalf will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Trustee, a Final Certification substantially in the form annexed hereto as Exhibit C-3.  In conducting such review, each Custodian on the Trustee’s behalf will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and such Custodian on the Trustee’s behalf has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in subclauses (iv) and (vi) of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such subclauses).  If a Custodian finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, such Custodian shall note such defect in the exception report attached to the Final Certification and the Trustee shall promptly notify the Seller.  The Seller shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Seller may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 60 days from the date of notice from the Trustee and if the Seller is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Seller shall, subject to Section 2.03, within 90 days from the notification of the Trustee, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

(c)

In the event that a Mortgage Loan is purchased by the Seller in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Seller shall remit the applicable Purchase Price to the Servicer for deposit in the Custodial Account and shall provide written notice to the Securities Administrator and the Trustee detailing the components of the Purchase Price, signed by an authorized officer whose name and facsimile signature appear on an Officer’s Certificate on file with the Trustee.  Upon deposit of the Purchase Price in the Custodial Account and upon receipt of a Request for Release with respect to such Mortgage Loan, the Trustee shall cause the related Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan.  Such purchase shall be deemed to have occurred on the date on which the deposit into the Custodial Account was made.  The Trustee shall promptly notify the Rating Agencies of such repurchase.  The obligation of the Seller to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedies respecting such defect available to the Certificateholders or to the Trustee on their behalf.  The Seller shall promptly reimburse the Trustee for any expenses incurred by the Trustee in respect of enforcing the remedies for such breach.

(d)

The Seller shall deliver to the Trustee, or a Custodian on its behalf, and Trustee agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the related Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

Section 2.03

Representations, Warranties and Covenants of the Servicer, the Master Servicer and the Seller.

(a)

The Servicer hereby represents and warrants to, and covenants with, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee as follows, as of the Closing Date:

(i)

It is duly organized and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)

It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)

It is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

(v)

No litigation is pending or, to the best of its knowledge, threatened in writing, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

(vii)

The Servicer has accurately and fully reported, and will continue to accurately and fully report its borrower credit files to each of the credit repositories in a timely manner materially in accordance with the Fair Credit Reporting Act and its implementing legislation.

(viii)

The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(ix)

The Servicer will not waive any Prepayment Charge with respect to a Mortgage Loan unless it is waived in accordance with the standard set forth in Section 3.01.

If the covenant of the Servicer set forth in Section 2.03(a)(ix) above is breached by the Servicer, the Servicer will pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates by depositing such amount into the Custodial Account within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of such breach.  Notwithstanding the foregoing, or anything to the contrary contained in this Agreement, the Servicer shall have no liability for a waiver of any Prepayment Charge in the event that the Servicer’s determination to make such a waiver was made by the Servicer in reliance on information properly received by the Servicer from any Person in accordance with the terms of this Agreement.

(b)

The Seller hereby represents and warrants to and covenants with, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee as follows, as of the Closing Date:

(i)

The Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)

The Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller’s ability to perform or meet any of its obligations under this Agreement.

(iv)

The Seller is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

(v)

No litigation is pending or, to the best of the Seller’s knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

(vii)

The representations and warranties set forth in Section 8 of the Mortgage Loan Purchase Agreement are true and correct as of the Closing Date.

(viii)

No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or any comparable law and no Mortgage Loan is classified and/or defined as a “high cost”, “covered”, “high risk home” or “predatory” loan under any other state, federal or local law or regulation or ordinance (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(ix)

No loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor’s Glossary For File Format For LEVELS® Version 5.6 Revised (attached hereto as Exhibit L) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(x)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, predatory, abusive lending or disclosure laws applicable to the origination and servicing of the Mortgage Loans have been complied with in all material respects.

(c)

Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(viii), (ix) and (x) and Section 8 of the Mortgage Loan Purchase Agreement that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties.  The Seller hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(viii), (ix) and (x) and Section 8 of the Mortgage Loan Purchase Agreement, that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release.  The Seller shall promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.  To enable the Servicer to amend the Mortgage Loan Schedule, the Seller shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Trustee whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach.  With respect to the representations and warranties in Section 8 of the Mortgage Loan Purchase Agreement that are made to the best of the Seller’s knowledge, if it is discovered by any of the Depositor, the Seller, the Securities Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation or warranty, the Seller shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

With respect to any Replacement Mortgage Loan or Loans, the Seller shall deliver to the related Custodian on behalf of the Trustee for the benefit of the related Certificateholders such documents and agreements as are required by Section 2.01.  No substitution will be made in any calendar month after the Determination Date for such month.  Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller.  For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and shall deliver the amended Mortgage Loan Schedule to the Trustee, the Securities Administrator and the Master Servicer.  Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 8 of the Mortgage Loan Purchase Agreement with respect to such Mortgage Loan.  Upon any such substitution and the deposit into the Custodial Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, receipt by the Trustee of an Officer’s Certificate executed by the Seller stating that such substitution amounts have been so deposited, and receipt by the Trustee, or a Custodian on its behalf, of a Request for Release for such Mortgage Loan, the Trustee, or such Custodian on its behalf, shall release to the Seller the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the related Certificateholders and shall execute and deliver at the Seller’s direction such instruments of transfer or assignment as have been prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.  Neither, the Trustee nor the related Custodian shall have any further responsibility with regard to such Mortgage File.

For any month in which the Seller substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer and the Seller will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) of such Deleted Mortgage Loan.  An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the “Substitution Adjustment Amount”) shall be deposited into the Custodial Account, by the Seller delivering such Replacement Mortgage Loan on or before the Determination Date for the Distribution Date in the month following the month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited into the Custodial Account maintained by the Servicer, on or before the Determination Date for the Distribution Date in the month following the month during which the Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Trustee, or a Custodian on its behalf, shall release the related Mortgage File held for the benefit of the related Certificateholders to the Seller, and the Trustee shall execute and deliver at such Person’s direction the related instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee’s interest to the Seller to any Mortgage Loan purchased pursuant to this Section 2.03.  It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee.

(d)

The Master Servicer hereby represents, warrants and covenants with the Depositor, the Seller and the Trustee as follows, as of the Closing Date:

(i)

The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(ii)

The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii)

The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(iv)

The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v)

No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

(vi)

There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

(vii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

(e)

The representations and warranties set forth in Section 2.03 shall survive delivery of the respective Mortgage Loans and Mortgage Files to the Trustee or a Custodian for the benefit of the Certificateholders.

Section 2.04

Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to, and covenants, with the Servicer, the Seller, the Master Servicer, the Securities Administrator and the Trustee as follows, as of the date hereof and as of the Closing Date:

(i)

The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

(ii)

The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, moratorium receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor’s ability to perform or meet any of its obligations under this Agreement.

(iv)

No litigation is pending, or, to the best of the Depositor’s knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

(v)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or a Custodian for the benefit of the Certificateholders.  Upon discovery by the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

Section 2.05

Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

(a)

Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Seller delivers to the Trustee and the Securities Administrator an Opinion of Counsel, addressed to the Trustee and the Securities Administrator, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on “prohibited transactions” of any REMIC formed hereby or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.  Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee and the Securities Administrator of an Opinion of Counsel to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

(b)

Upon discovery by the Depositor or the Seller that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties and the Trustee.  In connection therewith, the Seller, at the its option, shall either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03.  The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

Section 2.06

REMIC Matters.

The Preliminary Statement sets forth the designations and “latest possible maturity date” for federal income tax purposes of all interests in each REMIC created hereby.  The “Startup Day” for each REMIC for purposes of the REMIC Provisions shall be the Closing Date.  The “tax matters person” with respect to each of the Subsidiary REMIC, Intermediate REMIC 1, Intermediate REMIC 2 and the Master REMIC hereunder shall be the holder of the Class R Certificate.  The Securities Administrator on behalf of the holders of the Class R Certificates shall act as agent for the “tax matters person.”  By its acceptance of a Class R Certificate, each holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Securities Administrator as its agent to act on behalf of each of the Subsidiary REMIC, Intermediate REMIC 1, Intermediate REMIC 2 and the Master REMIC pursuant to the specific duties outlined herein.  Each REMIC’s fiscal year shall be the calendar year.

Section 2.07

Conveyance of Lower Tier REMIC Regular Interests and Acceptance Thereof; Issuance of Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the regular interests in the Subsidiary REMIC, the regular interests in Intermediate REMIC 1 and the regular interests in Intermediate REMIC 2 for the benefit of the holders of the Certificates.  The Trustee acknowledges receipt of the regular interests in the Subsidiary REMIC, the regular interests in Intermediate REMIC 1 and the regular interests in Intermediate REMIC 2 (all of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and ultimate benefit of the holders of the Certificates.  The interests evidenced by the residual interest in the Master REMIC, together with the Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class P and Class X-1 Certificates constitute the entire beneficial ownership interest in the Master REMIC.

(b)

Concurrently with (i) the assignment and delivery to the Trustee of the Subsidiary REMIC, Intermediate REMIC 1 and Intermediate REMIC 2 (including the residual interests therein represented by the Class LT1-R Interest, Class LT2-R Interest and Class LT3-R Interest, respectively) and the acceptance by the Trustee thereof, pursuant to Section 2.01, Section 2.02 and this Section 2.07(i) and (ii) the assignment and delivery to the Trustee of the Master REMIC (including the residual interest therein) and the acceptance by the Trustee thereof, pursuant to this Section 2.07(i), the Securities Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, on behalf of the Trust, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the residual interest in each of the Subsidiary REMIC, Intermediate REMIC 1, Intermediate REMIC 2 and the Master REMIC.

Section 2.08

Establishment of Trust.

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as “Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4” and does hereby appoint HSBC Bank USA, National Association, as Trustee in accordance with the provisions of this Agreement.

ARTICLE III

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 3.01

The Servicer to Act as Servicer.

The Servicer shall service and administer the Mortgage Loans (other than any Mortgage Loans transferred to a Special Servicer pursuant to Section 3.24 hereof) on behalf of the Trust and in the best interest of and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and to the extent consistent with such terms and in accordance with and exercising the same care in performing those practices that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account (including, compliance with all applicable federal, state and local laws).

To the extent consistent with the foregoing, the Servicer shall seek the timely and complete recovery of principal and interest on the Mortgage Notes related to the Mortgage Loans and shall waive a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar mortgage loans and (ii) either (A) such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default or (B) such waiver is made in connection with a refinancing of the related Mortgage Loan unrelated to a default or a reasonably foreseeable default where (x) the related Mortgagor has stated to the Servicer an intention to refinance the related Mortgage Loan and (y) the Servicer has concluded in its reasonable judgment that the waiver of such Prepayment Charge would induce such Mortgagor to refinance with the Servicer or (iii) the Servicer reasonably believes such Prepayment Charge is unenforceable in accordance with applicable law or the collection of such related Prepayment Charge would otherwise violate applicable law.  If a Prepayment Charge is waived as permitted by meeting both of the standards described in clauses (i) and (ii)(B) above, then the Servicer is required to pay the amount of such waived Prepayment Charge (the “Servicer Prepayment Charge Payment Amount”), for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Custodial Account within 90 days of notice or discovery of such waiver meeting the standard set forth in both clauses (i) and (ii)(B) above; provided, however, that the Servicer shall not waive more than 5% of the Prepayment Charges (by number of Prepayment Charges) set forth on the Prepayment Charge Schedule in accordance with clauses (i) and  (ii)(B) above.  Notwithstanding any other provisions of this Agreement, any payments made by the Servicer in respect of any waived Prepayment Charges pursuant to clauses (i) and (ii)(B) above and the preceding sentence shall be deemed to be paid outside of the Trust Fund.

Subject only to the above-described applicable servicing standards (the “Accepted Servicing Practices”) and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 3.03, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any related Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided herein), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) subject to Section 3.09, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan.

Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Trust, the Depositor or the Trustee, is hereby authorized and empowered by the Trust, the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders.  The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.  Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.  In addition, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer any special or limited powers of attorney agreeable to the Trustee and its counsel for each county in which a Mortgaged Property is located and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, provided such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Trustee for review prior to execution.

In accordance with the standards of the first paragraph of this Section 3.01, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans in order to preserve the lien on the Mortgaged Property, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 4.04, and further as provided in Section 4.02.  All costs incurred by the Servicer, if any, in effecting the payments of such taxes and assessments on the related Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02

Due-on-Sale Clauses; Assumption Agreements.

(a)

Except as otherwise provided in this Section 3.02, when any Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing, the Servicer shall not be required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer.  In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.02(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the related Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies.  The Servicer, subject to Section 3.02(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note.  Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.02(a) by reason of any transfer or assumption that the Servicer reasonably believes it is restricted by law from preventing.

(b)

Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.02(a), in any case in which a related Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the related Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person.  In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment, the Index, Gross Margin, Periodic Rate Cap, Adjustment Date, Maximum Mortgage Interest Rate or Minimum Mortgage Interest Rate and any other term affecting the amount or timing of payment on the related Mortgage Loan) may be changed.  In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with the servicing standard set forth in Section 3.01.  The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the related Custodian the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

Section 3.03

Subservicers.

The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder with respect to the related Mortgage Loans.  The Servicer shall pay all fees of each of its subservicers from its own funds, and a subservicer’s fee shall not exceed the Servicing Fee payable to the Servicer hereunder.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at its option, from electing to service the related Mortgage Loans itself.  In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.03, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer with respect to the Mortgage Loans effective as of the date of the Servicer’s termination.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from the Trust Fund.

Notwithstanding the foregoing, the Servicer shall not be relieved of its obligations hereunder with respect to the Mortgage Loans and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and the Servicer alone, and none of the Master Servicer, the Securities Administrator or the Trustee shall not have any obligations, duties or liabilities with respect to such subservicer including any obligation, duty or liability of the Master Servicer, the Securities Administrator or the Trustee to pay such subservicer’s fees and expenses or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor servicer to act as successor servicer under this Agreement and the transactions provided for in this Agreement.  For purposes of remittances to the Securities Administrator pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 3.04

Documents, Records and Funds in Possession of the Servicer To Be Held for Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee, or a Custodian on its behalf, as required by this Agreement all documents and instruments in respect of a related Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Master Servicer for any funds received by the Servicer or that otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any such Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.  The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, the Distribution Account or in any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.05

Maintenance of Hazard Insurance.

(a)

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance with extended coverage on the Mortgaged Property in an amount which is at least equal to the lesser of (i) the Stated Principal Balance of such Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  The Servicer shall also cause to be maintained hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such REO Property and (ii) the Stated Principal Balance of the related Mortgage Loan at the time it became an REO Property.  The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and in accordance with the servicing standard set forth in Section 3.01) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.02.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer shall cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:VI or better in Best’s Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.05, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.05, and there shall have been one or more losses which would have been covered by such policy, deposit to the Custodial Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)

The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the related Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall provide the Master Servicer, upon request, with copies of such insurance policies and fidelity bond.  The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Master Servicer.  The Servicer shall also cause its subservicers to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

Section 3.06

Presentment of Claims and Collection of Proceeds.

The Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such Insurance Policies.  Any proceeds disbursed to the Servicer in respect of such Insurance Policies shall, within two Business Days of its receipt, be deposited in the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.07

Maintenance of Insurance Policies.

The Servicer shall not take any action that would result in noncoverage under any applicable Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  The Servicer shall use its best efforts to keep in force and effect (to the extent that the related Mortgage Loan requires the Mortgagor to maintain such insurance), any applicable Insurance Policy.  The Servicer shall not cancel or refuse to renew any Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder.

Section 3.08

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Financial Institution Bond Form 24 Fidelity Bond American International Specialty Lines Insurance Policy form (“43350 12/90”) or otherwise in a form acceptable to Fannie Mae or Freddie Mac, and shall protect and insure the Servicer against losses, including forgery, theft embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees.  Each Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.08 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae.

Section 3.09

Realization Upon Defaulted Mortgage Loans; Determination of Excess Liquidation Proceeds and Realized Losses; Repurchases of Certain Mortgage Loans.

(a)

(i)

The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  With respect to such of the Mortgage Loans as come into and continue in default, the Servicer will decide whether to (1) foreclose upon the Mortgaged Properties securing such Mortgage Loans, (2) write off the unpaid principal balance of the Mortgage Loans as bad debt, (3) take a deed in lieu of foreclosure, (4) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (5) arrange for a repayment plan, or (6) agree to a modification in accordance with this Agreement.  In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (x) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (y) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.02). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that such costs and expenses shall be Servicing Advances and that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, or as otherwise provided in Section 4.02.  If the Servicer has knowledge that a Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer shall, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

(ii)

Notwithstanding anything to the contrary contained in this Agreement (other than with respect to any Mortgage Loan that is transferred to a Special Servicer pursuant to Section 3.24 hereof), with respect to any Mortgage Loan that is one hundred twenty (120) days Delinquent, the Servicer shall obtain a broker’s price opinion with respect to the related Mortgaged Property and shall use all reasonable efforts to obtain a total indebtedness balance (including, but not limited to, unpaid principal, interest, escrows, taxes and expenses) for any related senior lien.  The cost of obtaining any such broker’s price opinion shall be reimbursable to the related Servicer as a Servicing Advance.  After obtaining the related broker’s price opinion, the Servicer will determine within sixty 60 days of the date that such Mortgage Loan is one hundred twenty (120) days Delinquent whether any Significant Net Recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property and provide written notice to the Securities Administrator, the Master Servicer and the Credit Risk Manager of such decision.  If the Servicer determines that (x) no Significant Net Recovery is possible or (y) the potential Net Recoveries are anticipated to be an amount, determined by the Servicer in its good faith judgment and in light of other mitigating circumstances, that is insufficient to warrant proceeding through foreclosure or other liquidation of the related Mortgaged Property, it may, at its discretion, charge off such delinquent Mortgage Loan in accordance with this Section 3.09(a)(iii) and (iv) below.

(iii)

With respect to any Mortgage Loan, if the Servicer determines based on the broker’s price opinion obtained under the immediately preceding paragraph above and other relevant considerations that (x) no Significant Net Recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property or (y) the potential Net Recoveries are anticipated to be an amount, determined by the Servicer in its good faith judgment and in light of other mitigating circumstances, that is insufficient to warrant proceeding through foreclosure or other liquidation of the related Mortgaged Property, it may, at its discretion, charge off the related Mortgage Loan at the time such Mortgage Loan becomes 180 days Delinquent and provide written notice of such charge off to the Credit Risk Manager, the Master Servicer and the Securities Administrator.  Once a Mortgage Loan has been charged off, the Servicer will discontinue making Advances, the Servicer will not be entitled to any additional servicing compensation (except as described in paragraph (a)(iv) of this Section 3.09), the Charged Off Loan will give rise to a Realized Loss, and the Servicer will follow the procedures described in paragraph (a)(iv) below.  If the Servicer subsequently determines that (x) a Significant Net Recovery is possible through foreclosure proceedings or other liquidation of the Mortgaged Property and (y) the potential Net Recoveries are anticipated to be an amount, determined by the Servicer in its good faith judgment and in light of other mitigating circumstances, that is sufficient to warrant proceeding through foreclosure or other liquidation of the related Mortgaged Property, the Servicer may continue to make Advances or Servicing Advances on the related Mortgage Loan that has become 180 days delinquent and, will notify the Credit Risk Manager, the Securities Administrator and the Master Servicer in writing of that decision.

(iv)

Any Mortgage Loan that becomes a Charged Off Loan may continue to be serviced by the Servicer for the Certificateholders using Special Servicing.  The Servicer will accrue, but not be entitled to any Servicing Fees and reimbursement of expenses in connection with such Charged Off Loans, except to the extent of funds available from the aggregate amount of recoveries on all Charged Off Loans.  Such aggregate recovery amounts on Charged Off Loans shall be paid to the Servicer first, as reimbursement of any outstanding and unpaid expenses, and second, as any accrued and unpaid Servicing Fees.  The Servicer will only be entitled to previously accrued Servicing Fees and expenses on any such Charged Off Loans.  The Servicer will not be entitled to receive any future unaccrued Servicing Fees or expenses from collections on such Charged Off Loans.  Any Charged Off Loan serviced by the Servicer using Special Servicing shall be so serviced until the Release Date described below.  Any Net Recoveries on such Charged Off Loans received prior to the Release Date will be included in the Principal Remittance Amount.  On the date (the “Release Date”) which is no more than six months after the date on which the Servicer begins servicing any Charged Off Loans using Special Servicing, unless specific Net Recoveries are anticipated by the Servicer on a particular Charged Off Loan (in which case the Release Date will be delayed until all such specific anticipated Net Recoveries are received and the Servicer will provide written notice thereof to the Credit Risk Manager, the Master Servicer and the Securities Administrator), such Charged Off Loan will be released from the Trust Fund, will no longer be an asset of any REMIC, and will be transferred to the Class X-2 Certificateholders, without recourse, and thereafter (i) those Holders will be entitled to any amounts subsequently received in respect of any such Released Loans, (ii) the Majority Class X-2 Certificateholder may designate any servicer to service any such Released Loan pursuant to an agreement between such servicer and the Majority Class X-2 Certificateholder and (iii) the Majority Class X-2 Certificateholder may sell any such Released Loan to a third party.  Notwithstanding the previous sentence, if at any time after a Mortgage Loan has been Charged Off and prior to six months after the date on which the Servicer begins servicing such Charged Off Loan using Special Servicing, the Servicer determines that there will not be any Net Recoveries on such Charged Off Loan under any circumstances, the Servicer may release such Charged Off Loan to the Majority Class X-2 Certificateholder prior to the Release Date in accordance with the provisions set forth in the previous sentence and the Servicer will provide written notice thereof to the Credit Risk Manager, the Master Servicer and the Securities Administrator.  The Master Servicer shall track collections received by the Servicer on any Charged Off Loans based upon loan level data provided to the Master Servicer by the Servicer on the date such reports are required to be delivered to the Master Servicer pursuant to Section 4.03 hereof in a report in the form of Exhibit N hereto, identifying the Charged Off Loans as of the related Due Period that the Servicer will continue to service until the related Release Date using Special Servicing.  On each Distribution Date, the Master Servicer shall verify, based on the recovery and expense information provided by the Servicer, (i) the aggregate amount of accrued and unpaid Servicing Fees to be paid to the Servicer and expenses to be reimbursed to the Servicer on such Charged Off Loans as of the related Due Period and (ii) the amount of Net Recoveries on such Charged Off Loans for such Distribution Date.  The Master Servicer shall be entitled to rely, without independent verification, on the loan level data provided by the Servicer that identifies the recovery amounts and the outstanding and unpaid expenses on any Charged Off Loan in order to verify the amount in clause (ii) of the previous sentence.  The Master Servicer will be responsible for independently verifying the aggregate amount of accrued and unpaid Servicing Fees described in clause (i) of the second preceding sentence to be paid to the Servicer.

(v)

The Majority Class X-2 Certificateholder, at its option, may (but is not obligated to), upon notice in writing to the Credit Risk Manager, the Trustee, the Master Servicer and the Securities Administrator, repurchase from the Trust Fund, (a) any Mortgage Loan that is Delinquent in payment by three or more Scheduled Payments or (b) any Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially.  If it elects to make any such repurchase, the Majority Class X-2 Certificateholder shall repurchase such Mortgage Loan with its own funds at a price equal to the Purchase Price for such Mortgage Loan, and shall remit such Purchase Price to the Securities Administrator for deposit in the Distribution Account.  The Majority Class X-2 Certificateholder may designate any servicer to service any such Mortgage Loan purchased from the Trust pursuant to a separate agreement between such servicer and the Majority Class X-2 Certificateholder.

(vi)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee’s nominee on behalf of the Certificateholders).  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity.  The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder.  Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property.  The Servicer shall prepare for and deliver to the Master Servicer a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Securities Administrator to comply with the reporting requirements of the REMIC Provisions.  The net monthly rental income, if any, from such REO Property shall be deposited in the Custodial Account no later than the close of business on each Determination Date.  The Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 6050H, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request from the Internal Revenue Service more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period.  The Trustee shall be supplied with an Opinion of Counsel (such opinion not to be an expense of the Trustee or the Trust Fund) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel).  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.  The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Master Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in the Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.  To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Servicer as provided above, shall be deposited in the Custodial Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Liquidation Proceeds shall be retained by the Servicer as additional servicing compensation.

The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, shall be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, Master Servicing Fees and Servicing Fees, pursuant to Section 4.02 or this Section 3.09; second, to reimburse the Servicer and the Master Servicer for any unreimbursed Advances, pursuant to Section 4.02 or this Section 3.09; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the first day of the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

(b)

On each Determination Date, the Servicer shall determine the respective aggregate amounts of Excess Liquidation Proceeds and Realized Losses, if any, with respect to any Mortgage Loan for the related Prepayment Period and report such amounts to the Master Servicer pursuant to Section 4.03.

(c)

The Servicer has no intent to foreclose on any Mortgage Loan based on the delinquency characteristics as of the Closing Date; provided, however, that the foregoing does not prevent the Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such Mortgage Loans including delinquency characteristics in the Servicer’s discretion so warrant such action.

Section 3.10

Servicing Compensation.

As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Custodial Account out of each payment of interest on each Mortgage Loan included in the Trust Fund an amount equal to the Servicing Fee.  In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Liquidation Proceeds, Insurance Proceeds or condemnation proceeds to the extent permitted by Section 4.02.  In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for such Special Serviced Mortgage Loan as its compensation and the Servicer shall no longer be entitled to the Servicing Fee with respect to such Mortgage Loan.

Additional servicing compensation with respect to Mortgage Loans in the form of any Excess Liquidation Proceeds, assumption fees, late payment charges, insufficient funds charges and ancillary income to the extent such fees or charges are received by the Servicer, all income and gain net of any losses realized from Permitted Investments with respect to funds in or credited to the Custodial Account shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 4.02.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 3.05 and maintenance of the other forms of insurance coverage required by Section 3.07) and shall not be entitled to reimbursement therefor except as specifically provided in Section 4.02.

Section 3.11

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders.  The Servicer shall sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement.  Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property in the manner and to the extent required herein, in accordance with the REMIC Provisions.

(b)

The Servicer shall deposit all funds collected and received in connection with the operation of any REO Property into the Custodial Account.

(c)

The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

Section 3.12

Liquidation Reports.

Upon the foreclosure of any Mortgaged Property or the acquisition thereof by the Trust Fund pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit a liquidation report to the Securities Administrator containing such information as shall be mutually acceptable to the Servicer and the Securities Administrator with respect to such Mortgaged Property.

Section 3.13

Annual Certificate as to Compliance.

(a)

The Servicer shall deliver to the Depositor, the Securities Administrator and the Master Servicer not later than March 15th of each year commencing in 2006 (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), a certificate of a Authorized Servicer Representative stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof except for such defaults as such officer in its good faith judgment believes to be immaterial.

(b)

(i)

The Servicer shall deliver to the Depositor, the Master Servicer and the Securities Administrator, on or before March 15th of each year commencing in 2006, a certification containing the information set forth in Exhibit O.  Such certification shall be signed by the senior officer in charge of servicing of the Servicer.  In addition, the Servicer shall provide such other information with respect to the Mortgage Loans and the servicing and administration thereof within the control of the Servicer which shall be required to enable the Depositor and the Trustee to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.

(ii)

The Servicer shall indemnify and hold harmless the Depositor, the Master Servicer, the Securities Administrator and their respective officer, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses to the extent arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.13(b), or a breach in any of the representations in the certification delivered pursuant to clause (b)(i) above, or the Servicer’s gross negligence, bad faith or willful misconduct in connection therewith.  If the indemnification provided for herein is unavailable to the Depositor, the Master Servicer and the Securities Administrator as a result of a court of law or other administrative or regulatory body with authority holding such indemnification void on the basis of public policy or similar reason or insufficient to hold harmless the Depositor, the Master Servicer or the Securities Administrator, then the Servicer agrees that is shall contribute to the amount paid or payable by the Depositor, the Master Servicer and the Securities Administrator as a result of the losses, claims, damages or liabilities of the Depositor, the Master Servicer or the Securities Administrator in such proportion as is appropriate to reflect the relative fault of the Depositor, the Master Servicer or the Securities Administrator on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 3.13(b) or the Servicer’s gross negligence, bad faith or willful misconduct in connection therewith or a breach of any of the representations in the certification delivered pursuant to clause (b)(i) above with respect to the matters covered by this Section 3.13(b).

Section 3.14

Annual Independent Certified Public Accountants’ Servicing Report.

Not later than March 15th of each year, commencing in 2006, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal or calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those subservicers.  Promptly upon receipt of such report, the Servicer shall furnish a copy of such report to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency.  Copies of such statement shall be provided by the Securities Administrator to any Certificateholder upon request at the Servicer’s expense, provided that such statement is delivered by the Servicer to the Securities Administrator.

Section 3.15

Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the related Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the related Mortgage Loans by the Trust.  In particular, the Servicer shall maintain in its possession, available for inspection by the Master Servicer and shall deliver to the Master Servicer upon reasonable prior request and during normal business hours, evidence of compliance with all federal, state and local laws, rules and regulations.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of Accepted Servicing Practices.

The Servicer shall maintain with respect to each related Mortgage Loan and shall upon reasonable prior request and during normal business hours make available for inspection by the Master Servicer the related servicing file during the time such Mortgage Loan is subject to this Agreement and thereafter in accordance with applicable law.  In addition, the Servicer shall provide to any Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

Section 3.16

The Trustee.

The Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer any special or limited powers of attorney agreeable to the Trustee and its counsel for each county in which a Mortgaged Property is located and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, provided such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Trustee for review prior to execution.

The Trustee, or a Custodian on its behalf, shall provide access to the records and documentation in possession of the Trustee, or a Custodian on its behalf, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, or a Custodian on its behalf; provided, however, that, unless otherwise required by law, the Trustee, or a Custodian on its behalf, shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor.  The Trustee, or a Custodian on its behalf, shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s or such Custodian’s actual costs.

The Trustee shall execute and deliver as directed in writing by the Servicer any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

Section 3.17

REMIC-Related Covenants.

For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to treat each REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the Master Servicer or the Servicer with respect to such treatment.  In particular, the Trustee shall not (a) knowingly sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion.

Section 3.18

Reimbursement of Costs and Expenses.

(a)

To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a Successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to this Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Person and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the related Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

(b)

If the Master Servicer acts as a Successor Servicer to the Servicer, it will not assume liability for the representations and warranties of the Servicer contained herein.

Section 3.19

Release of Mortgage Files.

(a)

Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to the related Certificateholders on the next Distribution Date, the Servicer will promptly furnish to the Trustee or a Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit H hereto signed by a Authorized Servicer Representative or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Authorized Servicer Representative (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Custodial Account pursuant to Article V have been or will be so deposited) and shall request that such Custodian, on behalf of the Trustee, deliver to the Servicer the related Mortgage File (provided that, if the Servicer does not provide such certification, the Master Servicer may do so).  Within five (5) Business Days of receipt of such certification and request, the related Custodian, on behalf of the Trustee, shall release the related Mortgage File to the Servicer and the Trustee and such Custodian shall have no further responsibility with regard to such Mortgage File.  Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the related Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with this Agreement, and at the written direction of an Authorized Servicing Representative, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The related Custodian, on behalf of the Trustee, shall, upon the written request of the Servicer, and delivery to such Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Authorized Servicer Representative substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Authorized Servicer Representative), release the related Mortgage File held in its possession or control to the Servicer.  Such request for release shall obligate the Servicer to return the Mortgage File to the related Custodian on behalf of the Trustee, when the need therefor by such Person no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Authorized Servicer Representative similar to that hereinabove specified, the Mortgage File shall be released by such Custodian, on behalf of the Trustee, to the Servicer.

Section 3.20

Documents, Records and Funds in Possession of the Servicer to be held for Trustee.

(a)

The Servicer (to the extent required by this Agreement) shall transmit to the Trustee or to a Custodian such documents and instruments coming into the possession of such Person from time to time as are required by the terms hereof to be delivered to the Trustee or such Custodian.  Any funds received by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the related Certificateholders subject to the right of the Servicer to retain its Servicing Fee and other amounts as provided in this Agreement.

Section 3.21

Possession of Certain Insurance Policies and Documents.

The Servicer shall retain possession and custody of the originals (to the extent available) of any Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full, the Trustee (or the related Custodian, as directed by the Trustee) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

Section 3.22

UCC.

The Seller agrees to execute and file continuation statements for any Uniform Commercial Code financing statements which were filed in connection with the Trust.  The Seller shall file any financing statements or amendments and continuation statements thereto required by any change in the Uniform Commercial Code.

Section 3.23

Optional Purchase of Defaulted Mortgage Loans.

The Majority Class X-2 Certificateholder shall have the right to purchase certain delinquent Mortgage Loans and REO Property from the Trust in accordance with Section 3.09(a)(v) hereof.

If at any time the Majority Class X-2 Certificateholder remits to the Servicer a payment for deposit in the Custodial Account covering the amount of the Purchase Price for such a Mortgage Loan, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Majority Class X-2 Certificateholder without recourse to the Majority Class X-2 Certificateholder which shall succeed to all the Trustee’s right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Majority Class X-2 Certificateholder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.  The Majority Class X-2 Certificateholder shall be responsible for any transfer costs incurred with respect to a Mortgage Loan purchased pursuant to this Section 3.23.

Section 3.24

Special Serviced Mortgage Loans.

If directed by the Majority Class X-2 Certificateholder and solely at the Majority Class X-2 Certificateholder’s option, the Majority Class X-2 Certificateholder may transfer the servicing of any Mortgage Loan that is 90 days or more delinquent (determined as of the close of business of the last day of the month preceding the related Remittance Date) to a Special Servicer reasonably acceptable to the Master Servicer.  The Special Servicer shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter with respect to the servicing of such Mortgage Loan and the Servicer shall have no further rights or obligations hereunder with respect to such Mortgage Loan (except that the Special Servicer shall not be liable for any acts or omissions of the Servicer hereunder prior to the servicing transfer date or deemed to have made any representations and warranties of the Servicer hereunder), and all references in this Agreement to the “Servicer” shall be deemed to refer to each applicable Special Servicer.  Notwithstanding the preceding sentence, the Special Servicer shall service all Special Serviced Mortgage Loans in accordance with the servicing standards applicable to the Servicer as if the Special Servicer were the Servicer. Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the related Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.10 hereof.

In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, the Servicer shall, at the Majority Class X-2 Certificateholder’s expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer.  On the servicing transfer date, the Special Servicer shall reimburse the Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees, as applicable, relating to the Mortgage Loans for which the servicing is being transferred.  The Special Servicer shall be entitled to be reimbursed pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees, as applicable, paid by the Servicer pursuant to this Section 3.24.  In addition, the Special Servicer shall notify the Master Servicer of such transfer and the effective date of such transfer, and amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

ARTICLE IIIA

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS

Section 3A.01.  Master Servicer.  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices.  Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to Section 9.01(c).

The Trustee shall provide access and shall cause each Custodian to provide access, in each case to the records and documentation in possession of the Trustee or such Custodian, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee or such Custodian; provided, however, that, unless otherwise required by law, neither of the Trustee nor such Custodian shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor.  The Trustee shall allow representatives of the above entities and shall cause the related Custodian to allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s or such Custodian’s, as the case may be, actual costs.

The Master Servicer and the Securities Administrator shall at all times be the same Person.  The rights, duties and obligations of the Master Servicer under this Agreement shall be of Wells Fargo Bank, N.A. in its capacity as such and not in its capacity as Securities Administrator hereunder.

Section 3A.02.  Monitoring of Servicer.

(a)

The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Default, the Master Servicer shall notify the Servicer, the Depositor, the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph and Article VIII, cause the Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VIII.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  Except as provided in subsection (c) below, the Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Distribution Account if the Servicer does not timely fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(d)

The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e)

If the Master Servicer acts as Successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

(f)

The Master Servicer shall not be liable for any acts or omissions of the Servicer.

Section 3A.03.  Fidelity Bond.  The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 3A.04.  Power to Act; Procedures.  The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3A.02, shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC created hereunder.  The Trustee shall furnish the Servicer or the Master Servicer, upon written request from an Authorized Servicer Representative or a Master Servicing Officer, with any powers of attorney (which are reasonably acceptable to the Trustee and its counsel) empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney).  If the Master Servicer, the Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 3A.05.  [Reserved].

Section 3A.06.  Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a)

The Master Servicer shall transmit to the Trustee or related Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or such Custodian.  Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Distribution Account.  The Master Servicer shall, and, subject to Section 3.15, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer or the Servicer, as applicable, designated by it.  In fulfilling such a request the Master Servicer or the Servicer, as applicable, shall not be responsible for determining the sufficiency of such information.

(b)

All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Distribution Account.

Section 3A.07.  Possession of Certain Insurance Policies and Documents.  The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Trustee or the applicable Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Servicer shall promptly deliver or cause to be delivered to the Trustee or the applicable Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Servicer from time to time.

Section 3A.08.  Compensation for the Master Servicer.  As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer by the Securities Administrator on each Distribution Date (with respect to the calendar month that immediately preceded the month of such Distribution Date) from funds in the Distribution Account.  The Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 3A.11.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 3A.09.  Annual Officer’s Certificate as to Compliance.

(a)

The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 15 of each year an Officer’s Certificate signed by a Master Servicing Officer, certifying that with respect to the period ending December 31 of the prior year: (i) such Master Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

(b)

Copies of such statements shall be provided to any related Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

Section 3A.10.  Annual Independent Accountant’s Servicing Report.  If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before March 15 of each year to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and shall take prompt action to do so.

Section 3A.11.  Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.  In the event that the Servicer fails to perform on any Remittance Date its obligations pursuant to Section 5.02, the Master Servicer shall remit to the Securities Administrator not later than the Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Distribution Date, without reimbursement therefor.

Section 3A.12.  Advances by the Master Servicer.  If the Servicer fails to remit any Advance required to be made pursuant to Section 5.01, the Master Servicer shall itself make, as Successor Servicer, or shall cause any other Successor Servicer to make, such Advance.  If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Remittance Date remit to the Securities Administrator from its own funds (or funds advanced by the Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance.  The Master Servicer shall be entitled to be reimbursed for all Advances made by it.  Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Advance.  If the Master Servicer determines that an Advance is a Nonrecoverable Advance, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee and the Securities Administrator to such effect.

Section 3A.13.  Merger or Consolidation.  Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that meets the criteria for qualification as the Servicer as provided in this Agreement.

Section 3A.14.  Reports Filed with Securities and Exchange Commission.

(a)

Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 8-K with a copy of the statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to January 30, 2006, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable.  Prior to March 30, 2006 and annually thereafter (if required), the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund.  Such Form 10-K shall include, to the extent available, as exhibits (i) the Servicer’s annual statement of compliance described in Section 3.13, (ii) the Servicer’s accountant’s report described in Section 3.14, (iii) the Master Servicer’s annual statement of compliance described in Section 3A.09, (iv) the Master Servicer’s accountant’s report described in Section 3A.10, if applicable, in each case to the extent timely delivered, if applicable, to the Master Servicer, and (v) a written certification signed by an officer of the Master Servicer that complies with the Sarbanes-Oxley Act of 2002 as in effect on the date of this Agreement and the February 3, 2003, Statement by the Staff of the Division of Corporation Finance of the Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14 as in effect as of the date of this Agreement.  The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each Form 8-K and Form 10-K on behalf of the Depositor.  Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund.  The Depositor and the Trustee each agree to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act.  Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to the Depositor.

(b)

The Securities Administrator shall indemnify and hold harmless the Depositor, the Seller, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under this Section 3A.14 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith.  Fees and expenses incurred by the Securities Administrator in connection with this Section 3A.14(b) shall not be reimbursable from the Trust Fund.

ARTICLE IV

ACCOUNTS

Section 4.01

Collection of Mortgage Loan Payments; Custodial Account.

(a)

The Servicer shall make reasonable efforts in accordance with Accepted Servicing Practices to collect all payments called for under the terms and provisions of the related Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy.  Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note for a Mortgage Loan for a period not greater than 180 days; provided, however no such extension shall be materially adverse to the Certificateholders.  In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, and shall be entitled to reimbursement therefor in accordance with Section 5.01.  The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.  In addition, if (x) a Mortgage Loan is in default or default is imminent or (y) the Servicer delivers to the Trustee a REMIC Opinion, the Servicer may, (A) amend the related Mortgage Note to reduce the Mortgage Rate applicable thereto and (B) amend any Mortgage Note for a Mortgage Loan to extend to the maturity thereof.

(b)

The Servicer shall establish and maintain a segregated Custodial Account (which shall at all times be an Eligible Account) with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated “HSBC Bank USA, National Association, as trustee for registered holders of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-S4”.  On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collection on Mortgage Loans in connection with its mortgage loan servicing activities on a daily basis and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the Custodial Account, in no event more than two Business Days after the Servicer’s receipt thereof, except as otherwise specifically provided herein, the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the related Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments and Subsequent Recoveries, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under Section 3.10;

(iii)

all Liquidation Proceeds, Insurance Proceeds and condemnation proceeds with respect to the Mortgage Loans, other than proceeds to be applied to the restoration or repair of the related Mortgaged Properties or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures;

(iv)

any amount required to be deposited by the Servicer pursuant to Section 4.01(c) in connection with any losses on Permitted Investments;

(v)

any amounts required to be deposited by the Servicer pursuant to Section 3.05;

(vi)

any amounts paid by an Advance Financing Person in respect of Advances or Servicing Advances;

(vii)

any Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans and any Servicer Prepayment Charge Payment Amounts; and

(viii)

any other amounts required to be deposited hereunder.

The foregoing requirements for deposit by the Servicer into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be deposited by the Servicer.  In the event that the Servicer shall deposit any amount not required to be deposited and not otherwise subject to withdrawal pursuant to Section 4.02, it may at any time withdraw or direct the institution maintaining the Custodial Account, to withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Custodial Account, that describes the amounts deposited in error in the Custodial Account.  The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section.  All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 4.02.

(c)

The institution that maintains the Custodial Account or other authorized entity shall invest the funds in the Custodial Account, in the manner directed by the Servicer, in Permitted Investments which shall mature not later than the next succeeding Remittance Date and shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any losses incurred in the Custodial Account in respect of any such investments shall be deposited by the Servicer into the Custodial Account immediately as realized, out of its own funds.

(d)

The Servicer shall give at least 30 days advance notice to the Trustee, the Master Servicer, the Securities Administrator, the Seller, each Rating Agency and the Depositor of any proposed change of location of the Custodial Account prior to any change thereof.

Section 4.02

Permitted Withdrawals From the Custodial Account.

(a)

The Servicer may from time to time make withdrawals from the Custodial Account for the following purposes:

(i)

to pay itself (to the extent not previously paid to or withheld by the Servicer), as servicing compensation in accordance with Section 3.10, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.10;

(ii)

to reimburse the Servicer or an Advance Financing Person for (A) any unreimbursed Advances to the extent of amounts received which represent late recoveries of payments of principal and/or interest  (net of the related Servicing Fees), Liquidation Proceeds and Insurance Proceeds on the Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 5.01; and (B) any unreimbursed Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that late recoveries of payments of principal and/or interest, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or an Advance Financing Person for such unreimbursed Advances or (C) subject to Section 4.02(b), any unreimbursed Advances to the extent of Amounts Held For Future Distribution funds held in the Custodial Account that were not included in the Available Distribution Amount for the preceding Distribution Date;

(iii)

to reimburse the Servicer or an Advance Financing Person for any Nonrecoverable Advances (other than with respect to final liquidation of a Mortgage Loan as provided for in clause (ii) above);

(iv)

to reimburse the Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

(v)

to pay the Servicer any unpaid Servicing Fees and to reimburse it or any Advance Financing Person for any unreimbursed Servicing Advances, provided, however, that the Servicer’s or such Advance Financing Person’s right to reimbursement for Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan shall be limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, late recoveries of payments of principal and/or interest, Liquidation Proceeds, Insurance Proceeds, condemnation proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such Servicing Advances were made;

(vi)

to pay to the Seller, the Depositor or the Majority Class X-2 Certificateholder, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.23, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

(vii)

to pay any expenses recoverable by the Servicer pursuant to Section 7.04;

(viii)

to withdraw any amount deposited in the Custodial Account and not required to be deposited therein; and

(ix)

to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

In addition, no later than 12:00 p.m. Eastern time on the Remittance Date, the Servicer shall withdraw from the Custodial Account and remit to the Securities Administrator (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to this Section 4.02), plus (b) all Advances, if any, which the Servicer is obligated to make pursuant to Section 5.01, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds or condemnation proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any Compensating Interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 5.02, and minus (d) any amounts attributable to Scheduled Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Scheduled Payment.

With respect to any remittance received by the Securities Administrator after the Business Day on which such payment was due, the Securities Administrator shall send written notice thereof to the Servicer.  The Servicer shall pay to the Securities Administrator interest on any such late payment by the Servicer at an annual rate equal to the Prime Rate (as defined in The Wall Street Journal) plus one percentage point, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Servicer to the Securities Administrator on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest, or the failure of the Securities Administrator to notify the Servicer of such interest, shall not be deemed an extension of time for payment or a waiver any Servicer Default by the Servicer.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to subclauses (i), (ii), (iv), (v) and (vi) above.  Prior to making any withdrawal from a Custodial Account pursuant to subclause (iii), the Servicer shall deliver to the Master Servicer an Officer’s Certificate of a Authorized Servicer Representative indicating the amount of any previous Advance or Servicing Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

(b)

Notwithstanding the foregoing, any Amounts Held For Future Distribution withdrawn by the Servicer as permitted in Section 4.02(a)(ii) in reimbursement of Advances previously made by the Servicer shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Custodial Account, no later than the close of business on any future Remittance Date on which the funds on deposit in the Custodial Account shall be less than the amount required to be remitted to the Trust on such Remittance Date; provided, however that if the rating of the Servicer (including any Successor Servicer) is less than “BBB”, the Servicer shall be required to replace such funds by deposit to the Distribution Account, no later than the close of business on the Remittance Date immediately following the Due Period or Prepayment Period for which such amounts relate.

Section 4.03

Reports by Servicer.

Not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit P-1 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit P-2 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

Section 4.04

Collection of Taxes; Assessments and Similar Items; Escrow Accounts.

To the extent required by the related Mortgage Note, the Servicer shall establish and maintain one or more accounts (each, an “Escrow Account”) and deposit, promptly upon receipt, and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors.  Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made with respect to each Mortgage Loan pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.05 (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to such Mortgagors on balances in the Escrow Account, to remove amounts deposited in error or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 thereof.  The Escrow Account shall not be a part of the Trust Fund.

Section 4.05

Reserved.

Section 4.06

Distribution Account.

(a)

The Securities Administrator shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated non-interest bearing trust account or accounts.  The Securities Administrator will deposit in the Distribution Account as identified by the Securities Administrator and as received by the Securities Administrator, the following amounts:

(i)

All payments and recoveries in respect of principal on the Mortgage Loans, including, without limitation, Principal Prepayments, Subsequent Recoveries, Liquidation Proceeds, Insurance Proceeds, condemnation proceeds and all payments and recoveries in respect of interest on the Mortgage Loans withdrawn by the Servicer from the Custodial Account and remitted by the Servicer to the Securities Administrator;

(ii)

Any Advance and any Compensating Interest remitted by the Servicer or the Master Servicer to the Securities Administrator;

(iii)

Any Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans (including any Servicer Prepayment Charge Payment Amounts);

(iv)

Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Trustee or which were not deposited in the Custodial Account;

(v)

The Repurchase Price with respect to any Mortgage Loans purchased by the Seller or Section 2.02 or 2.03, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of such a Repurchase Price, the Repurchase Price with respect to any Mortgage Loans purchased by the Majority Class X-2 Certificateholder pursuant to Section 3.23, and all proceeds of any Mortgage Loans or property acquired with respect thereto purchased by the Master Servicer pursuant to Section 10.01;

(vi)

Any amounts required to be deposited with respect to losses on investments of deposits in an Account; and

(vii)

Any other amounts received by or on behalf of the Securities Administrator and required to be deposited in the Distribution Account pursuant to this Agreement.

(b)

All amounts deposited to the Distribution Account shall be held by the Securities Administrator in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.  The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the Servicer to the Distribution Account.

(c)

The institution that maintains the Distribution Account or other authorized entity may invest the funds in the Distribution Account, but only in the manner directed by the Master Servicer, in Permitted Investments which shall mature not later than the next succeeding Distribution Date (or the Distribution Date, in the case of a Permitted Investment of, or managed or advised by, the Securities Administrator) and shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any losses incurred in the Distribution Account in respect of any such investments shall be deposited by the Master Servicer into the Distribution Account immediately as realized, out of its own funds.

(d)

All amounts received by the Securities Administrator shall be deposited immediately upon receipt in the Distribution Account.

Section 4.07

Permitted Withdrawals and Transfers from the Distribution Account.

(a)

The Securities Administrator will, from time to time make or cause to be made such withdrawals or transfers from the Distribution Account pursuant to this Agreement for the following purposes:

(i)

to pay the Master Servicer, the Securities Administrator, the Custodian or the Trustee any expenses recoverable by the Master Servicer, the Securities Administrator, the Custodian or the Trustee pursuant to this Agreement;

(ii)

to reimburse the Trustee as Successor Master Servicer, the Master Servicer as Successor Servicer or the Servicer for any Advance or Servicing Advance of its own funds, the right of the Trustee as Successor Master Servicer, the Master Servicer as Successor Servicer or the Servicer to reimbursement pursuant to this subclause (ii) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds, Liquidation Proceeds and condemnation proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or Servicing Advance was made;

(iii)

to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer as Successor Servicer or the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an uninsured cause or in connection with the liquidation of such Mortgage Loan;

(iv)

to reimburse the Master Servicer as Successor Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer as Successor Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

(v)

to reimburse the Trustee as Successor Master Servicer, the Master Servicer as Successor Servicer or the Servicer for advances of funds pursuant to this Agreement, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds, Liquidation Proceeds and condemnation proceeds) which represent late recoveries of the payments for which such advances were made;

(vi)

to reimburse the Trustee as Successor Master Servicer, the Master Servicer as Successor Servicer or the Servicer for any Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (ii) and (v);

(vii)

to pay the Credit Risk Management Fee to the Credit Risk Manager; provided, however, that upon the termination of the Credit Risk Manager pursuant to Section 4.08(b) hereof, the amount of the Credit Risk Management Fee (or any portion thereof) previously payable to the Credit Risk Manager as described herein shall be paid to the Seller;

(viii)

to reimburse the Trustee or the Securities Administrator for expenses, costs and liabilities incurred by and reimbursable to it pursuant to this Agreement (including the expenses of the Trustee or the Securities Administrator in connection with a tax audit in connection with the performance of its obligations pursuant to Section 9.12);

(ix)

to pay to the Trust Fund, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

(x)

to reimburse or pay the Servicer any such amounts as are due thereto under this Agreement and have not been retained by or paid to the Servicer, to the extent provided herein or therein;

(xi)

to reimburse the Trustee for expenses incurred in the transfer of master servicing responsibilities of the terminated Master Servicer after the occurrence and continuance of a Master Servicer Default to the extent not paid by the terminated Master Servicer and to reimburse the Master Servicer for expenses incurred in the transfer of servicing responsibilities of the terminated Servicer after the occurrence and continuance of a Servicer Default to the extent not paid by the terminated Servicer;

(xii)

to pay the Master Servicing Fee to the Master Servicer;

(xiii)

to reimburse the Custodian for expenses, costs and liabilities incurred or reimbursable to it pursuant to this Agreement;

(xiv)

to remove amounts deposited in error; and

(xv)

to clear and terminate the Distribution Account pursuant to Section 10.01.

(b)

The Securities Administrator shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (ii) through (v), inclusive, and (vii) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer or Servicer without being deposited in the Distribution Account under Section 4.06.

(c)

On each Distribution Date, the Securities Administrator shall distribute out of funds then on deposit in the Distribution Account to the holders of the Certificates in accordance with Section 5.06.

Section 4.08

Duties of the Credit Risk Manager; Termination.

(a)

The Depositor appoints Clayton Fixed Income Services, Inc., formerly known as The Murrayhill Company, as Credit Risk Manager. For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning the Mortgage Loans that are past due, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies which are in default, as to which a Mortgagor is the subject of bankruptcy, receivership, or an arrangement of creditors, or as to which have become REO Properties.  Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreements and the Credit Risk Manager shall look solely to the Servicer or the Master Servicer, as applicable, for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans.  If the Credit Risk Manager is no longer able to perform its duties hereunder, the Credit Risk Manager may be terminated by the Depositor at the direction of Certificateholders evidencing not less than 66 2/3% of the Voting Rights.  The Depositor may, at its option, cause the appointment of a successor Credit Risk Manager.  Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Servicer, the Master Servicer, the Securities Administrator, the Trustee, each Rating Agency and the Credit Risk Manager.  Notwithstanding the foregoing, the termination of the Credit Risk Manager pursuant to this Section 4.08(a) shall not become effective until the appointment of a successor Credit Risk Manager.

(b)

Within six months of the Closing Date, the Seller may, at its option, terminate the Credit Risk Manager if, in its reasonable judgment, (i) the value of the servicing rights with respect to the Mortgage Loans is adversely affected as a result of the presence of the Credit Risk Manager or (ii) the presence of the Credit Risk Manager impairs the ability of the Seller to transfer the servicing rights with respect to the Mortgage Loans as permitted by this Agreement.  Upon the termination of the Credit Risk Manager, the Seller may, at its option, cause the Depositor to appoint a successor Credit Risk Manager.  Notice of such termination shall be provided by the Seller to the Rating Agencies, the Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Servicer and the Credit Risk Manager.  Upon the appointment of a successor Credit Risk Manager, the Depositor shall provide written notice thereof to each Rating Agency, the Trustee, the Securities Administrator, the Master Servicer, the Servicer and the Credit Risk Manager.

If the Credit Risk Manager is terminated pursuant to this Section 4.08(b), the Credit Risk Manager shall only be entitled to a fee equal to 0.0050% with respect to each Mortgage Loan for the one year period following such termination.  After the expiration of such one year period, the Credit Risk Manager shall not be entitled to the Credit Risk Management Fee or any portion thereof with respect to any Mortgage Loan.  The excess of the Credit Risk Management Fee with respect to each Mortgage Loan over the amount payable to the Credit Risk Manager as described in this paragraph shall be paid to the Seller pursuant to Section 4.07(a)(vii).

Section 4.09

Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Master Servicer, the Securities Administrator, the Trustee, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement or of errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties under this Agreement or the Credit Risk Management Agreement.  The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

ARTICLE V

ADVANCES AND DISTRIBUTIONS

Section 5.01

Advances; Advance Facility.

(a)

The Servicer shall make an Advance with respect to any Mortgage Loan and deposit such Advance in the Distribution Account no later than 12:00 p.m. Eastern time on the Remittance Date in immediately available funds; provided however, that in connection with the failure by the related Mortgagor to make the balloon payment on a Balloon Loan, the Servicer shall make an Advance in an amount equal to the Scheduled Payment for such Balloon Loan due prior to the balloon payment.  The Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance.  If the Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Servicer shall deliver (i) to the Securities Administrator for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency, the Securities Administrator and the Master Servicer an Officer’s Certificate setting forth the basis for such determination.

In lieu of making all or a portion of such Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Custodial Account that any Amounts Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Custodial Account to the Distribution Account.  Any funds so applied and transferred shall be replaced by the Servicer by deposit in the Distribution Account, no later than the close of business on any future Remittance Date on which the funds on deposit in the Custodial Account shall be less than the amount required to be remitted to the Trust on such Remittance Date; provided, however that if the rating of the Servicer (including any Successor Servicer) is less than “BBB”, the Servicer shall be required to replace such funds by deposit to the Distribution Account, no later than the close of business on the Remittance Date immediately following the Due Period or Prepayment Period for which such amounts relate.

The Servicer shall be entitled to be reimbursed from the Custodial Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.02. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 5.01.  Notwithstanding the foregoing, the Servicer shall have no obligation to continue to make any Advances on any Mortgage Loan that is 180 days Delinquent, except as provided in Section 3.09 hereof.

Subject to and in accordance with the provisions of Article IIIA and Article VIII hereof, in the event that the Servicer fails to make such Advance, then the Master Servicer, as Successor Servicer, or in the event that the Master Servicer fails to make such Advance, the Trustee, as a Successor Master Servicer, shall be obligated to make such Advance only to the extent such Advance, if made, would not constitute a Nonrecoverable Advance, subject to the provisions of Sections 3A.12, 5.01, 8.02 and 8.04, as applicable.

(i)

(b)

The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), the documentation for which complies with Section 5.01(b)(v) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an “SPV”), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a “Lender”), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund all the Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement.  No consent of the Securities Administrator, the Master Servicer, the Trustee, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Securities Administrator, the Master Servicer, the Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to the Servicer.  Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Advances and/or Servicing Advances, (A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Servicer’s Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

(ii)

If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Master Servicer at the address set forth in Section 11.05 hereof no later than the Servicer Remittance Date immediately following the effective date of such Advance Facility a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 5.01(b)(iii) hereof, have the right to make withdrawals from the Custodial Account pursuant to Section 4.02 hereof to reimburse previously unreimbursed Advances and/or Servicing Advances (“Advance Reimbursement Amounts”).  Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Advances and/or Servicing Advances for which the Servicer would be permitted to reimburse itself in accordance with Section 4.02 hereof, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s) and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 4.02 hereof to the extent permitted under Section 5.01(b)(v) below.

(iii)

Notwithstanding the existence of an Advance Facility, the Servicer, on behalf of the Advance Financing Person and the Servicer’s Assignee, shall be entitled to receive reimbursements of Advances and/or Servicing Advances in accordance with Section 4.02 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Master Servicer and the Securities Administrator in the manner set forth in Section 11.05 hereof.  Upon receipt of such written notice, the Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Servicer’s Assignee shall immediately have the right to receive from the Custodial Account all Advance Reimbursement Amounts.  Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer’s Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder from withdrawals from the Custodial Account pursuant to Section 4.02 of this Agreement and shall not otherwise be entitled to make withdrawals or receive amounts that shall be deposited in the Distribution Account pursuant to Section 4.06 hereof, and (ii) none of the Securities Administrator, the Master Servicer, the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Advance Reimbursement Amounts to which the Servicer or Servicer’s Assignee, as applicable, shall be entitled pursuant to Section 4.02 hereof.  An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person.  Written notice of such termination shall be delivered to the Master Servicer and the Securities Administrator in the manner set forth in Section 11.05 hereof.  None of the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Advance Reimbursement Amount, nor, as a result of the existence of any Advance Facility, shall the Depositor, the Master Servicer, the Securities Administrator or the Trustee have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Advance Reimbursement Amounts to Servicer’s Assignee.  The Servicer shall indemnify the Depositor, the Trustee, the Securities Administrator, the Master Servicer, any Successor Servicer and the Trust Fund for any claim, loss, liability or damage resulting from any claim by the related Advancing Financing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee, the Securities Administrator, the Master Servicer or any Successor Servicer, as the case may be.  The Servicer shall maintain and provide to any Successor Servicer and, upon request, the Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Financing Person.  The Successor Servicer shall be entitled to rely on any such information provided by the Servicer, and the Successor Servicer shall not be liable for any errors in such information.

(iv)

An Advance Financing Person who receives an assignment or pledge of rights to receive Advance Reimbursement Amounts and/or whose obligations are limited to the funding of Advances and/or Servicing Advances pursuant to an Advance Facility shall not be required to meet the criteria for qualification as the Servicer.

(v)

As between the Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which an Advance and/or Servicing Advance shall have been made and be outstanding shall be allocated on a “first-in, first out” basis.  In the event the Servicer’s Assignee shall have received some or all of an Advance Reimbursement Amount related to Advances and/or Servicing Advances that were made by a Person other than the Servicer or its related Advance Financing Person in error, then the Servicer’s Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount.  Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer’s Assignee.

(vi)

For purposes of any Officer’s Certificate of the Servicer delivered pursuant to Section 5.01(a), any Nonrecoverable Advance referred to therein may have been made by the Servicer.  In making its determination that any Advance or Servicing Advance theretofore made has become a Nonrecoverable Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Advance or Servicing Advance shall have been made by the Servicer.

(vii)

Any amendment to this Section 5.01(b) or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 5.01(b), including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Seller and the Servicer without the consent of any Certificateholder, provided such amendment complies with Section 11.01 hereof.  All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer.  The parties hereto hereby acknowledge and agree that:  (a) the Advances and/or Servicing Advances financed by and/or pledged to an Advance Financing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Master Servicer, the Securities Administrator, the Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Advances and/or Servicing Advances financed by the Advance Financing Person; (b) the Servicer will be responsible for remitting to the Advance Financing Person the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the Advance Financing Person, subject to the provisions of this Agreement; and (c) the Master Servicer, the Securities Administrator and the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advance Financing Person.

Section 5.02

Compensating Interest Payments.

In the event that there is a Prepayment Interest Shortfall arising from a voluntary Principal Prepayment in part or in full by the Mortgagor with respect to any Mortgage Loan, the Servicer shall, to the extent of the Servicing Fee for such Distribution Date, deposit into the Distribution Account, as a reduction of and to the extent of, the Servicing Fee for such Distribution Date, no later than the close of business on the Remittance Date immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Seller, the Trust Fund or the related Certificateholders.  In the event that the Servicer fails to perform its duties pursuant to this Section 5.02, the Master Servicer shall deposit Compensating Interest to the Distribution Account to the extent provided in Section 3A.11 hereof.

Section 5.03

REMIC Distributions.

On each Distribution Date the Securities Administrator shall be deemed to allocate distributions to the Regular Interests in each REMIC formed hereby in accordance with the Preliminary Statement hereof.

Section 5.04

Class P Certificate Account.

The Securities Administrator shall establish and maintain with itself a separate, segregated trust account titled “Nomura Asset Acceptance Corporation, Alternative Loan Trust 2005-S4 Class P Certificate Account”.  On the Closing Date, the Depositor will deposit, or cause to be deposited in the Class P Certificate Account $100.00. The amount on deposit in the Class P Certificate Account shall be held uninvested.  On the Distribution Date in January 2011 (or the final Distribution Date, if earlier), the Securities Administrator shall withdraw the amount on deposit in the Class P Certificate Account and remit such amount to the Holders of the Class P Certificates, in reduction of the Certificate Principal Balance thereof.

Section 5.05

Reserved.

Section 5.06

Distributions on the Certificates.

(a)

On each Distribution Date, the Securities Administrator shall withdraw the Interest Remittance Amount from funds then on deposit in the Distribution Account for such Distribution Date and make the following distributions in the order of priority set forth below:

(i)

concurrently, to the Senior Certificates, pro rata based on amounts due, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(ii)

to the Class M-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(iii)

to the Class M-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(iv)

to the Class M-3 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(v)

to the Class M-4 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(vi)

to the Class M-5 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(vii)

to the Class M-6 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(viii)

to the Class B-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(ix)

to the Class B-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(x)

to the Class B-3 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(xi)

to the Class B-4 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(xii)

to the Class B-5 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date; and

(xiii)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 5.06(d), any such Interest Remittance Amount remaining after application pursuant to clauses (i) through (xii) above for such Distribution Date.

(b)

On each Distribution Date (1) prior to the Stepdown Date or (2) with respect to which a Trigger Event is in effect, the Securities Administrator shall withdraw the Principal Payment Amount from funds then on deposit in the Distribution Account for such Distribution Date and distribute the Principal Payment Amount for such date in the following order of priority:

(i)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and second, to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(ii)

to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(iii)

to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(iv)

to the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(v)

to the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(vi)

to the Class M-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(vii)

to the Class M-6 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(viii)

to the Class B-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(ix)

to the Class B-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(x)

to the Class B-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(xi)

to the Class B-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(xii)

to the Class B-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

(xiii)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 5.06(d), any such Principal Payment Amount remaining after application pursuant to clauses (i) through (xii) above, for such Distribution Date.

(c)

On each Distribution Date (1) on or after the Stepdown Date and (2) with respect to which a Trigger Event is not in effect, the Principal Payment Amount shall be withdrawn by the Securities Administrator from funds then on deposit in the Distribution Account for such Distribution Date and distribute the Principal Payment Amount for such date in the following order of priority:

(i)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, the Class A Principal Payment Amount, pro rata based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and second, to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(ii)

to the Class M-1 Certificates, the Class M-1 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(iii)

to the Class M-2 Certificates, the Class M-2 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(iv)

to the Class M-3 Certificates, the Class M-3 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(v)

to the Class M-4 Certificates, the Class M-4 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(vi)

to the Class M-5 Certificates, the Class M-5 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(vii)

to the Class M-6 Certificates, the Class M-6 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(viii)

to the Class B-1 Certificates, the Class B-1 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(ix)

to the Class B-2 Certificates, the Class B-2 Principal Payment Amount for such Distribution Date, until the Certificate Principal Balance of such Class has been reduced to zero;

(x)

to the Class B-3 Certificates, the Class B-3 Principal Payment Amount for such Distribution Date until the Certificate Principal Balance of such Class has been reduced to zero;

(xi)

to the Class B-4 Certificates, the Class B-4 Principal Payment Amount for such Distribution Date until the Certificate Principal Balance of such Class has been reduced to zero;

(xii)

to the Class B-5 Certificates, the Class B-5 Principal Payment Amount for such Distribution Date until the Certificate Principal Balance of such Class has been reduced to zero; and

(xiii)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 5.06(d), any such Principal Payment Amount remaining after application pursuant to clauses (i) through (xii) above, for such Distribution Date.

(d)

On each Distribution Date, the Monthly Excess Cashflow shall be applied by the Securities Administrator, after covering losses in respect of the related Distribution Date for such date in the following order of priority:

(i)

(A)

until the aggregate Certificate Principal Balance of the Certificates equals the Aggregate Loan Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such Distribution Date, to the Certificates, in the following order of priority:

(1)

concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such Class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates pursuant to this clause shall be distributed first, to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and second, to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(2)

to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(3)

to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(4)

to the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(5)

to the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(6)

to the Class M-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(7)

to the Class M-6 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(8)

to the Class B-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(9)

to the Class B-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(10)

to the Class B-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(11)

to the Class B-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

(12)

to the Class B-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

(B)

on each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such Distribution Date pursuant to Section 5.06(c), after giving effect to the distribution of the Principal Payment Amount for such Distribution Date, in accordance with the priorities set forth therein;

(ii)

to the Class M-1 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(iii)

to the Class M-2 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(iv)

to the Class M-3 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(v)

to the Class M-4 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(vi)

to the Class M-5 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(vii)

to the Class M-6 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(viii)

to the Class B-1 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(ix)

to the Class B-2 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(x)

to the Class B-3 Certificates, any Deferred Amount for such Class, with interest thereon at the applicable Pass-Through Rate;

(xi)

to the Class B-4 Certificates, any Deferred Amount for such Class with interest thereon at the applicable Pass-Through Rate;

(xii)

to the Class B-5 Certificates, any Deferred Amount for such Class with interest thereon at the applicable Pass-Through Rate; and

(xiii)

to the Basis Risk Reserve Fund, the aggregate amount of any Basis Risk Shortfalls for such Distribution Date, which amounts shall be withdrawn by the Securities Administrator from the Basis Risk Reserve Fund, from funds then on deposit therein, and applied in the following order of priority:

(1)

to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based on amounts due, any applicable Basis Risk Shortfall for each such Class;

(2)

to the Class M-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(3)

to the Class M-2 Certificates, any applicable Basis Risk Shortfall for such Class;

(4)

to the Class M-3 Certificates, any applicable Basis Risk Shortfall for such Class;

(5)

to the Class M-4 Certificates, any applicable Basis Risk Shortfall for such Class;

(6)

to the Class M-5 Certificates, any applicable Basis Risk Shortfall for such Class;

(7)

to the Class M-6 Certificates, any applicable Basis Risk Shortfall for such Class;

(8)

to the Class B-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(9)

to the Class B-2 Certificates, any applicable Basis Risk Shortfall for such Class;

(10)

to the Class B-3 Certificates, any applicable Basis Risk Shortfall for such Class;

(11)

to the Class B-4 Certificates, any applicable Basis Risk Shortfall for such Class;

(12)

to the Class B-5 Certificates, any applicable Basis Risk Shortfall for such Class;

(xiv)

to the Class X-1 Certificates, the Class X-1 Distributable Amount for such Distribution Date; and

(xv)

to the Class R Certificate, any remaining amount.

Distributions pursuant to Section 5.06(d)(ii)-(xii) on any Distribution Date will be made after giving effect to withdrawals from the Interest Rate Cap Account from amounts paid under the Interest Rate Cap Agreement on such Distribution Date.

(e)

On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and deposited in the Distribution Account will be withdrawn from the Distribution Account and distributed by the Securities Administrator in accordance with the reports delivered by the Servicer to the Master Servicer pursuant to Section 4.03 hereof to the Class P Certificates and shall not be available for distribution to the holders of any other Class of Certificates.  The payment of such Prepayment Charges shall not reduce the Certificate Principal Balance of the Class P Certificates.

(f)

Subject to Section 10.02 hereof respecting the final distribution on a Class of LIBOR or Fixed Rate Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Holder of a LIBOR or Fixed Rate Certificate of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Securities Administrator at least 5 Business Days prior to the related Record Date and (ii) such Holder shall hold Regular Certificates with aggregate principal denominations of not less than $1,000,000 or evidencing a Percentage Interest aggregating 10% or more with respect to such Class or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.  Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to LIBOR or Fixed Rate Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

Section 5.07

Allocation of Realized Losses.

(a)

On each Distribution Date, the Securities Administrator shall determine the total of the Applied Loss Amount, if any, for such Distribution Date, based solely on the reports delivered by the Servicer under this Agreement.  The Applied Loss Amount for any Distribution Date shall be applied by reducing the Certificate Principal Balance of each Class of Subordinate Certificates entitled to principal beginning with such Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Certificate Principal Balance thereof is reduced to zero.  Any Applied Loss Amount allocated to such Class of Subordinate Certificates shall be allocated among the Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

(b)

With respect to any Class of Subordinate Certificates to which a Realized Loss or Applied Loss Amount, as applicable, has been allocated (including any such Class for which the related Certificate Principal Balance has been reduced to zero), the Certificate Principal Balance of such Class will be increased, up to the amount of related Subsequent Recoveries for such Distribution Date as follows:

(i)

first, the Certificate Principal Balance of each Class of Class M Certificates will be increased, in order of seniority, up to the amount of Applied Loss Amounts previously allocated to reduce the Certificate Principal Balance of each such Class of Certificates that have not otherwise been reimbursed, and

(ii)

second, the Certificate Principal Balance of each Class of Class B Certificates entitled to distributions of principal will be increased, in order of seniority, up to the amount of Applied Loss Amounts previously allocated to reduce the Certificate Principal Balance of each such Class of Certificates that have not otherwise been reimbursed.

(c)

Any increase to the Certificate Principal Balance of a Class of Certificates shall increase the Certificate Principal Balance of the related Certificates pro rata in accordance with each Certificate’s Percentage Interest.

Section 5.08

Interest Rate Cap Account.

(a)

On the Closing Date, the Securities Administrator shall establish and maintain in the name of the Trustee, in trust for the benefit of the Certificates, the Interest Rate Cap Account.  The Interest Rate Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Securities Administrator pursuant to this Agreement.

(b)

On or prior to the Closing Date, the Depositor shall direct the Trustee, on behalf of the Trust, to enter into the Interest Rate Cap Agreement for the benefit of the Holders of the Certificates.  The Interest Rate Cap Agreement will be an asset of the Trust Fund but will not be an asset of any REMIC.  The Securities Administrator shall deposit any amounts it receives from the Interest Rate Cap Agreement Provider with respect to the Interest Rate Cap Agreement into the Interest Rate Cap Account.

(c)

The Depositor will prepare and deliver any notices required to be delivered to the Interest Rate Cap Agreement Provider under the Interest Rate Cap Account.

(d)

Upon the occurrence of an event of default under the Interest Rate Cap Agreement of which a Responsible Officer of the Securities Administrator has actual knowledge, the Securities Administrator shall immediately notify the Depositor of such occurrence and upon receipt of such notice, the Depositor shall direct the Trustee to terminate the Interest Rate Cap Agreement Provider.  No such termination shall be an expense of the Trustee or the Securities Administrator.

(e)

On each Distribution Date, amounts on deposit in the Interest Rate Cap Account shall be applied by the Securities Administrator, first, to the Principal Remittance Amount, up to the amount of Realized Losses on the Mortgage Loans incurred during the related Due Period, and, second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, any applicable Deferred Amounts, with interest therein at the applicable Pass-Through Rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described in Section 5.06(d)(ii)-(xii) on such Distribution Date;

(f)

Funds in the Interest Rate Cap Account shall remain uninvested.  The Interest Rate Cap Account shall be accounted for by the Securities Administrator as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.  Amounts paid by the Interest Rate Cap Account shall be treated by the Securities Administrator as payments made from outside the REMICs for all Federal tax purposes.  Any net investment earnings on such amounts shall be payable to the Class X-1 Certificateholder.  The Class X-1 Certificateholder will be the owner of the Interest Rate Cap Account for federal tax purposes.  Upon termination of the Trust Fund, any amounts remaining in the Interest Rate Cap Account shall be distributed to the Class X-1 Certificateholders.

(g)

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date as described in Section 5.08(e) shall remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described in Section 5.08(e).

(h)

On the Distribution Date immediately after the Interest Rate Cap Agreement Termination Date, any amounts on deposit in the Interest Rate Cap Account not distributable to Section 5.08(e) above shall be distributed to the Class X-1 Certificateholders.

Section 5.09

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Securities Administrator shall prepare and make available to each Holder of Certificates, the Credit Risk Manager and the Depositor via its website, a statement setting forth for the Certificates with respect to the related Mortgage Loans and related Certificates:

(i)

the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein, (C) the Monthly Excess Interest with respect to the Certificates (if any) and (D) the amount of Prepayment Charges distributed to the Class P Certificates;

(ii)

the amount of such distribution to Holders of each Class allocable to interest;

(iii)

the Certificate Principal Balance of each Class of Certificates, if applicable, after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Realized Losses for such Distribution Date;

(iv)

the aggregate Stated Principal Balance of the Mortgage Loans, in each case for the following Distribution Date;

(v)

the amount of the Servicing Fees and Master Servicing Fees paid to or retained by the Servicer and the Master Servicer, respectively, for the related Due Period;

(vi)

the Pass-Through Rate for each Class of Certificates with respect to the current Accrual Period;

(vii)

the cumulative amount of Realized Losses to date and, in addition, if the Certificate Principal Balance of any Class of Certificates has been reduced to zero, the cumulative amount of any Realized Losses that have not been allocated to any Class of Certificates;

(viii)

the number and aggregate principal amounts of Mortgage Loans in each Loan Group and the Mortgage Loans in the aggregate, (A) Delinquent (exclusive of Mortgage Loans in foreclosure and bankruptcy) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (C) in bankruptcy and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

(ix)

with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(x)

the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

(xi)

the three month rolling average of the percent equivalent of a fraction, the numerator of which is the Aggregate Loan Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the Aggregate Loan Balance of all of the Mortgage Loans as of the last day of such Distribution Date;

(xii)

the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

(xiii)

the amount of any Basis Risk Shortfalls;

(xiv)

the amount deposited to the Interest Rate Cap Account on the related Floating Rate Payer Payment Date, including a breakdown of amounts withdrawn in connection with such Distribution Date;

(xv)

amounts withdrawn from the Interest Rate Cap Account and applied to the Certificates in accordance with Section 5.08 hereof on such Distribution Date; and

(xvi)

the amount of the Credit Risk Management Fees paid to the Credit Risk Manager and the Seller for such Distribution Date.

The Securities Administrator may make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via its internet website.  The Securities Administrator’s internet website shall initially be located at “www.ctslink.com”.  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

(b)

The Securities Administrator’s responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Depositor, the Master Servicer, the Interest Rate Cap Agreement Provider and the Servicer.  The Securities Administrator will make available a copy of each statement provided pursuant to this Section 5.09 to each Rating Agency.

(c)

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 5.09 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

(d)

Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

(i)

The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

(ii)

The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

(iii)

The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

(iv)

The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

(v)

The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

(vi)

The amount and timing of any non-interest expenses of a REMIC; and

(vii)

Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on “prohibited transactions,” “contributions” or “net income from foreclosure property” or state or local income or franchise taxes.

The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

Section 5.10

Basis Risk Reserve Fund.

(a)

On the Closing Date, the Securities Administrator shall establish and maintain an account in the name of the Trustee, for the benefit of the Certificateholders, called the Basis Risk Reserve Fund.  The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Securities Administrator pursuant to this Agreement.

(b)

On the Closing Date, $1,000 will be deposited by the Depositor into the Basis Risk Reserve Fund.  On each Distribution Date, the Securities Administrator shall transfer amounts from the Distribution Account to the Basis Risk Reserve Fund pursuant to Section 5.06(d)(xiii).  Amounts on deposit in the Basis Risk Reserve Fund shall be withdrawn by the Securities Administrator on any Distribution Date to fund the amounts required to be distributed to holders of the LIBOR Certificates and Class B-4 and B-5 Certificates pursuant to Section 5.06(d)(xiii).

(c)

Funds in the Basis Risk Reserve Fund may be invested in Permitted Investments by the Securities Administrator at the written direction of the holders of the Class X-1 Certificates maturing on the Business Day prior to the next succeeding Distribution Date (and if no such direction is received, such funds shall not be invested).  Any net investment earnings on such amounts shall be payable to the holders of the Class X-1 Certificates pursuant to Section 5.10(d).  The Basis Risk Reserve Fund shall be accounted for by the Securities Administrator as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.  The Class X-1 Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Securities Administrator in writing as to the investment of amounts therein.  The amounts transferred by the Master REMIC to the Basis Risk Reserve Fund shall be treated by the Securities Administrator as distributions to the Class X-1 Certificateholder in respect of the Class X-1 Interest for all Federal tax purposes.  In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested.  The Securities Administrator shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 5.10(c).  Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class X-1 Certificates.

(d)

On the Distribution Date immediately after the Distribution Date on which the aggregate Certificate Principal Balance of the LIBOR Certificates and the Class B-4 and Class B-5 Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the LIBOR Certificates and Class B-4 and Class B-5 Certificates shall be distributed to the Holders of the Class X-1 Certificates.

(e)

The Securities Administrator shall treat the beneficial owners of Certificates (other than the Class A-IO, Class P, Class X-1, Class X-2 and Class R Certificates) as having entered into a notional principal contract with respect to the beneficial owners of the Class X-1 Certificates.  Pursuant to such notional principal contract, the beneficial owner of the Class X-1 Certificates shall be treated as having agreed to pay Basis Risk Shortfalls to the holders of the beneficial owners of Certificates (other than the Class A-IO, Class P, Class X-1, Class X-2 and Class R Certificates) in accordance with the terms of this Agreement.  Any payments to the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1), and each Certificate (other than the Class A-IO, Class P, Class X-1, Class X-2 and Class R Certificates) shall be treated as representing not only ownership of regular interests in the Master REMIC, but also ownership of an interest in a notional principal contract.  For tax purposes, the notional principal contract shall be deemed to have a value of $5,000 as of the Closing Date.

(f)

Notwithstanding the priority and sources of payments set forth in Article V hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates in respect of Basis Risk Shortfalls as set forth in this Section 5.10.  In no event shall any payments of Basis Risk Shortfalls provided for in this Section 5.10 be treated as payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

ARTICLE VI

THE CERTIFICATES

Section 6.01

The Certificates.

The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-6.  The Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in registered form, and the Class B-4, Class B-5, Class X-1, Class X-2, Class P and Class R Certificates shall be issuable in fully certificated form in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer upon the written order of the Depositor.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the countersignature of the Securities Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly countersigned and delivered hereunder.  All Certificates shall be dated the date of their countersignature.  On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Securities Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 6.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of Transfer of any Certificate, the Securities Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee.  Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator’s customary procedures.

(b)

No Transfer of any Private Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws.  In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit F (the “Investment Letter”), if the entire Class is being sold to one investor or the Depositor otherwise consents, or Exhibit G (the “Rule 144A Letter”) or (y) there shall be delivered to the Securities Administrator an Opinion of Counsel, at the expense of the transferor, that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Securities Administrator, the Trustee or the Trust Fund.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Trustee, the Depositor and the Seller against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

With respect to the transfer of a Book-Entry Certificate that is a Private Certificate, the representation that the proposed transferee of such Certificate is a QIB shall be deemed to have been made to the Securities Administrator and the Trustee by the transferee’s acceptance of a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of Book-Entry Certificates).

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made unless (x) the Securities Administrator shall have received from the transferee of such Certificate in accordance with Exhibit D, Exhibit F or Exhibit G, as applicable, in form and substance satisfactory to the Securities Administrator, either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring the Certificate for, on or behalf of or with the assets of, any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, or (y) if the Certificate has been subject of an ERISA-Qualifying Underwriting, a representation letter that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.  Neither the representation letter nor the Opinion of Counsel shall be an expense of any of the above parties or the Trust Fund.  Such representations shall be deemed to have been made to the Securities Administrator and the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Securities Administrator and the Trustee by the transferee’s acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

None of the Securities Administrator, the Trustee or the Depositor shall have any liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.  In addition, none of the Securities Administrator, the Trustee or the Depositor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any Book-Entry Certificate, and none of the Securities Administrator, the Trustee or the Depositor shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Private Offering Circular or this Agreement.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  Neither the Securities Administrator nor the Trustee shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit.  The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate.

The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the Seller to the effect that the elimination of such restrictions will not cause any REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Securities Administrator or the Seller.

Section 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator e receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Securities Administrator and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 6.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.  All Certificates surrendered to the Securities Administrator under the terms of this Section 6.03 shall be canceled and destroyed by the Securities Administrator in accordance with its standard procedures without liability on its part.

Section 6.04

Persons Deemed Owners.

The Securities Administrator and the Trustee and any agent of the Securities Administrator and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator nor any agent of the Securities Administrator and the Trustee shall be affected by any notice to the contrary.

Section 6.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of the Trust Fund held by the Securities Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 6.06

Book-Entry Certificates.

The Certificates, other than the Private Certificates upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor.  Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner’s interest in such Certificates, except as provided in Section 6.08.  Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

(a)

the provisions of this Section shall be in full force and effect;

(b)

the Depositor, the Trustee and the Securities Administrator may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

(c)

registration of the Book-Entry Certificates may not be transferred by the Trustee or the Securities Administrator except to another Depository;

(d)

the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants.  Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

(e)

the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

(f)

the Securities Administrator and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

(g)

to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

As of the Closing Date, the Private Certificates shall be Definitive Certificates.  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

Section 6.07

Notices to Depository.

Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Securities Administrator shall give all such notices and communications to the Depository.

Section 6.08

Definitive Certificates.

If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Securities Administrator that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Securities Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, with the consent of the related Depository Participants, advises the Securities Administrator that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of a Servicer Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Securities Administrator and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class and the related Depository Participants consent to such a termination, then the Securities Administrator at the expense of the Trust Fund shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same.  The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon surrender to the Securities Administrator of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall countersign and deliver such Definitive Certificates.  Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.  As of the Closing Date, the Private Certificates shall be Definitive Certificates.

Section 6.09

Maintenance of Office or Agency.

The Securities Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies, which shall be initially located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services (NAAC 2005-S4), where Certificates may be surrendered for registration of transfer or exchange.  The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VII

THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER

Section 7.01

Liabilities of the Depositor, the Master Servicer and the Servicer.

Each of the Depositor, the Master Servicer and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 7.02

Merger or Consolidation of the Depositor, the Master Servicer or the Servicer.

(a)

Each of the Depositor, the Master Servicer and the Servicer will keep in full force and effect its rights and franchises as a corporation under the laws of the state of its incorporation, or as a national banking association, in the case of the Master Servicer, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

(b)

Any Person into which the Depositor, the Master Servicer or any Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Servicer shall be the successor of the Depositor, the Master Servicer or the Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03

Indemnification of the Depositor, the Master Servicer and the Servicer.

(a)

The Depositor agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Depositor’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Depositor’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  This indemnity shall survive the resignation and the termination of this Agreement.

(b)

The Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to the Servicer’s gross negligence in the performance of its duties under this Agreement or failure to service the Mortgage Loans in material compliance with the terms of this Agreement and for a material breach of any representation, warranty or covenant of the Servicer contained herein.  The Servicer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Master Servicer and with counsel reasonably satisfactory to the Master Servicer) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly appeal or pay, discharge and satisfy any judgment or decree which may be entered against it or any Indemnified Person in respect of such claim but failure to so notify the Servicer shall not limit its obligations hereunder.  The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Indemnified Persons unless such settlement includes an unconditional release of such Indemnified Persons from all liability that is the subject matter of such claim.  The provisions of this Section 7.03(b) shall survive termination of this Agreement.

(c)

The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  This indemnity shall survive the resignation and the termination of this Agreement.

Section 7.04

Limitations on Liability of the Depositor, the Master Servicer, the Servicer and Others.

Subject to the obligation of the Depositor, the Master Servicer and the Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

(a)

Neither the Depositor, the Master Servicer, the Servicer nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer and the Servicer shall be under any liability to the Indemnified Persons, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)

The Depositor, the Master Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer and the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Custodian and any director, officer, employee or agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian shall be indemnified by the Trust Fund and held harmless thereby against any loss, liability or either expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to  this Agreement or the Certificates (including any pending or threatened claim or legal action), other than (i) with respect to the Servicer and the Master Servicer, such loss, liability or expense related to the Servicer’s or the Master Servicer’s, as applicable, failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), (ii) with respect to the Servicer or the Master Servicer, any such loss, liability or expense incurred by reason of the Servicer’s or the Master Servicer’s, as applicable, willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or (iii) with respect to the Custodian, any such loss, liability or expense incurred by reason of the Custodian’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or under this Agreement.

(d)

None of the Depositor, the Master Servicer or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, such Person may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and such Person shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.05.  Nothing in this Subsection 7.04(d) shall affect the Trustee’s obligation to take such actions as are necessary to ensure the master servicing, servicing and administration of the Mortgage Loans pursuant to this Agreement.

(e)

In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Trustee shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties.

(f)

The Trustee shall not be liable for any acts or omissions of the Servicer, the Depositor, the Master Servicer, the Securities Administrator or the Custodian.

Section 7.05

Servicer Not to Resign.

The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the determination that its duties hereunder are no longer permissible under applicable law or the performance of such duties are no longer possible in order to comply with applicable law and such incapacity or impossibility cannot be cured by the Servicer.  Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.  No appointment of a successor to the Servicer shall be effective hereunder unless (a) the Rating Agencies have confirmed in writing that such appointment will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, (b) such successor shall have represented that it is meets the eligibility criteria set forth in Section 8.02 and (c) such successor has agreed in writing to assume the obligations of the Servicer hereunder to the extent of the Mortgage Loans.  The Servicer shall provide a copy of the written confirmation of the Rating Agencies and the agreement executed by such successor to the Master Servicer.  No such resignation shall become effective until a Successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder.  The Servicer shall notify the Master Servicer and the Rating Agencies of its resignation.  Notwithstanding the foregoing, the Servicer shall be deemed to have resigned as servicer with respect to any Mortgage Loan as to which the servicing has been transferred to a Special Servicer in accordance with Section 3.24 hereof.

Section 7.06

Termination of Servicer Without Cause; Appointment of Special Servicer.

(a)

The Seller may, at its option, terminate the servicing responsibilities of GMAC Mortgage Corporation as Servicer hereunder with respect to the Mortgage Loans without cause.  No such termination shall become effective unless and until a successor to GMAC Mortgage Corporation shall have been appointed to service and administer the related Mortgage Loans pursuant to the terms and conditions of this Agreement.  No appointment shall be effective unless (i) such successor to GMAC Mortgage Corporation meets the eligibility criteria contained in Section 8.02, (ii) the Master Servicer shall have consented to such appointment, (iii) the Rating Agencies have confirmed in writing that such appointment will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, (iv) such successor has agreed to assume the obligations of GMAC Mortgage Corporation hereunder to the extent of the Mortgage Loans and (v) all amounts reimbursable to GMAC Mortgage Corporation pursuant to the terms of this Agreement shall have been paid to GMAC Mortgage Corporation by the successor appointed pursuant to the terms of this Section 7.06 or by the Seller including without limitation, all unreimbursed Advances and Servicing Advances made by GMAC Mortgage Corporation and all out-of-pocket expenses of GMAC Mortgage Corporation incurred in connection with the transfer of servicing to such successor.  The Seller shall provide a copy of the written confirmation of the Rating Agencies and the agreement executed by such successor to the Trustee, the Master Servicer and the Securities Administrator.

(b)

In addition, the Seller may, at its option, appoint a special servicer with respect to certain of the Mortgage Loans.  The Seller and GMAC Mortgage Corporation shall negotiate in good faith with any proposed special servicer with respect to the duties and obligations of such special servicer with respect to any such Mortgage Loan.  Any subservicing agreement shall contain terms and provisions not inconsistent with this Agreement and shall obligate the special servicer to service such Mortgage Loans in accordance with the standard set forth in Section 3.01 hereof.  The fee payable to the special servicer for the performance of such duties and obligations will paid from the Servicing Fee collected by GMAC Mortgage Corporation with respect to each such Mortgage Loan and will be remitted to such special servicer by GMAC Mortgage Corporation.

Section 7.07

Limitation on Resignation of the Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies.  No resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer meeting the criteria specified in Section 7.08 shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Section 7.08

Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation and assuming the obligations of the Master Servicer hereunder (a) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and  (iii) the Master Servicer assigning the master servicing shall deliver to the Trustee an officer’s certificate and an Opinion of Counsel, which counsel shall be independent of the Master Servicer, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

Section 7.09

Rights of the Depositor in Respect of the Servicer and the Master Servicer.

Each of the Master Servicer and the Servicer shall afford (and any Subservicing Agreement shall provide that each subservicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer or the Servicer (and any such subservicer) in respect of the Servicer’s rights and obligations hereunder and access to officers of the Master Servicer or the Servicer (and those of any such subservicer) responsible for such obligations, and the Master Servicer shall have access to all such records maintained by the Servicer and any subservicers.  Upon request, each of the Master Servicer and the Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the Master Servicer’s or the Servicer’s capacity to perform its obligations under this Agreement as it possesses (and that any such subservicer possesses).  To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s or the Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) to its legal counsel, auditors, taxing authorities or other governmental agencies and the Certificateholders, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor and the Trustee or the Trust Fund, and in any case, the Depositor or the Trustee, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Depositor, the Servicer or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information (A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, the Servicer or the Master Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. Nothing in this Section 7.09 shall limit the obligation of the Servicer to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 7.09 as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 7.09 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.  The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Servicer under this Agreement or exercise the rights of the Master Servicer or the Servicer under this Agreement; provided that neither the Master Servicer nor the Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee.  The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Servicer and is not obligated to supervise the performance of the Master Servicer or the Servicer under this Agreement or otherwise.

ARTICLE VIII

DEFAULT; TERMINATION OF SERVICER AND MASTER SERVICER

Section 8.01

Servicer Default.

In case one or more of the following events of default by the Servicer (each, a “Servicer Default”) shall occur and be continuing, that is to say:

(i)

any failure to remit to the Securities Administrator any payment required to be made under the terms of this Agreement (including, but not limited to Advances) which continues unremedied for a period of two Business Days; or

(ii)

failure duly to observe or perform in any material respect any other of the covenants or agreements set forth in this Agreement (other than those described in clauses (viii) and (ix) below), the breach of which has a material adverse effect on the Certificateholders and which continue unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator or the Trustee; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer attempts to assign its right to servicing compensation hereunder (other than any payment by the Servicer of any portion of the Servicing Fee to the Seller as provided in a separate side letter between the Seller and the Servicer) or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except, in each case as otherwise permitted herein; or

(vii)

the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(viii)

any failure by the Servicer to duly perform, within the required time period, its obligation to provide the annual compliance statements and the accountant’s report described in Sections 3.13 and 3.14 hereof, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Master Servicer; or

(ix)

any failure by the Servicer to provide, within the required time period set forth in Section 4.03 hereof, any required reports or data pertaining to the Mortgage Loans, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Master Servicer;

then, and in each and every such case, so long as a Servicer Default shall not have been remedied, the Master Servicer, by notice in writing to the Servicer shall with respect to a payment default by the Servicer pursuant to Section 8.01(i) and, upon the occurrence and continuance of any other Servicer Default, may, and, at the written direction of Certificateholders evidencing not less than 25% of the Voting Rights shall, in addition to whatever rights the Master Servicer or the Trustee on behalf of the Certificateholders may have under Section 7.03 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.  Upon the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Trustee’s possession, or the applicable Custodian’s possession on its behalf, all Mortgage Files relating to the related Mortgage Loans, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense.  The defaulting Servicer shall cooperate with the Master Servicer in effecting the termination of its responsibilities and rights hereunder including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the defaulting Servicer to the Custodial Account or Escrow Accounts or thereafter received with respect to the Mortgage Loans or any related REO Property (provided, however, that the defaulting Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances, Servicing Advances, accrued and unpaid Servicing Fees or otherwise, and shall continue to be entitled to the benefits of Section 7.04, notwithstanding any such termination, with respect to events occurring prior to such termination).  The Master Servicer shall not have knowledge of a Servicer Default unless a Master Servicing Officer has actual knowledge or unless written notice of any Servicer Default is received by the Master Servicer and such notice references the Certificates, the Trust Fund or this Agreement.

Section 8.02

Master Servicer to Act; Appointment of Successor.

Upon the Servicer’s receipt of a notice of termination pursuant to Section 8.01, the Master Servicer shall automatically become the successor to the Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Article V hereof except as otherwise provided herein; provided, however, that the Master Servicer’s obligation to make Advances in its capacity as Successor Servicer shall not be subject to such 90 day transition period and the Master Servicer in such capacity will make any Advance required to be made by the predecessor Servicer on the Distribution Date on which the predecessor Servicer was required to make such Advance.  Effective on the date of such notice of termination, as compensation therefor, the Master Servicer shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the terminated Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Master Servicer shall not be (i) liable for any acts or omissions of the terminated Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law or determines that such Advance, if made, would constitute a Nonrecoverable Advance, (iii) responsible for expenses of the terminated Servicer pursuant to Section 2.03 or (iv) obligated to deposit losses on any Permitted Investment directed by the terminated Servicer.  Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Article V or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.  Any Successor Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as Successor Servicer of any Mortgage Loans under this Agreement and shall have executed and delivered to the Depositor, the Master Servicer and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the terminated Servicer (other than any liabilities of the terminated Servicer hereof incurred prior to termination of the Servicer under Section 8.01), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation.  If the Master Servicer assumes the duties and responsibilities of the Servicer in accordance with this Section 8.02, the Master Servicer shall not resign as Servicer until a Successor Servicer has been appointed and has accepted such appointment.  Pending appointment of a successor to the terminated Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to Section 4.04 hereof, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the terminated Servicer hereunder.  The Master Servicer and such successor shall take such action, consistent with this Agreement as shall be necessary to effectuate any such succession.  Neither the Master Servicer nor any other Successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

The costs and expenses of the Master Servicer in connection with the termination of the Servicer, appointment of a Successor Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or such other Successor Servicer to service the Mortgage Loans properly and effectively, to the extent not paid by the terminated Servicer as may be required herein, shall be payable to the Master Servicer from the Distribution Account pursuant to Section 4.07.  Any successor to the terminated Servicer as Successor Servicer under this Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as Successor Servicer maintain in force the policy or policies that the terminated Servicer is required to maintain pursuant to Section 3.05.

Section 8.03

Master Servicer Default.

In case one or more of the following events of default by the Master Servicer (each, a “Master Servicer Default”) shall occur and be continuing, that is to say:

(i)

any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 5.09 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25% (provided, however, that any such failure shall not be a Master Sevier Default if the Master Servicer did not timely receive such information from the Servicer); or

(ii)

any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25%; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in Section 8.04 hereof; or

(vii)

if a representation or warranty set forth in Section 2.03(d) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25%; or

(viii)

a sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and any Holder with Certificates evidencing Voting Interests of at least 50%; or

(ix)

after receipt of notice from the Trustee, any failure of the Master Servicer to make any Advances when such Advances are due, as required to be made hereunder;

then, and in each and every such case, so long as a Master Servicer Default shall not have been remedied, the Trustee, by notice in writing to the Master Servicer shall with respect to a payment default by the Master Servicer pursuant to Section 8.03(ii) and, upon the occurrence and continuance of any other Master Servicer Default, may, and, at the written direction of Certificateholders evidencing not less than 25% of the Voting Rights shall, in addition to whatever rights the Trustee on behalf of the Certificateholders may have under this Agreement and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same.  Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee.  Upon written request from the Trustee, the Master Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Trustee’s possession all Mortgage Files relating to the related Mortgage Loans, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Master Servicer’s sole expense.  The defaulting Master Servicer shall cooperate with the Trustee in effecting the termination of its responsibilities and rights hereunder including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the defaulting Master Servicer to the Custodial Account or Escrow Accounts or thereafter received with respect to the Mortgage Loans or any related REO Property (provided, however, that the defaulting Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances, accrued and unpaid Master Servicing Fees or otherwise, and shall continue to be entitled to the benefits of Section 7.04, notwithstanding any such termination, with respect to events occurring prior to such termination).  The Trustee shall not have knowledge of a Master Servicer Default unless a Responsible Officer of the Trustee has actual knowledge or unless written notice of any Master Servicer Default is received by the Trustee at its Corporate Trust Office and such notice references the Certificates, the Trust Fund or this Agreement.

Section 8.04

Trustee to Act; Appointment of Successor.

Upon the Master Servicer’s receipt of a notice of termination pursuant to Section 8.03, the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Article IIIA and Article V hereof except as otherwise provided herein; provided, however, that the Trustee’s obligation to make Advances in its capacity as Successor Master Servicer shall not be subject to such 90 day transition period and the Trustee in such capacity will make any Advance required to be made by the predecessor Master Servicer on the Distribution Date on which the predecessor Master Servicer was required to make such Advance.  Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the terminated Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any acts or omissions of the terminated Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law or determines that such Advance, if made, would constitute a Nonrecoverable Advance, (iii) responsible for expenses of the terminated Master Servicer pursuant to Section 2.03 or (iv) obligated to deposit losses on any Permitted Investment directed by the terminated Master Servicer.  Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Article V or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as Successor Master Servicer of any Mortgage Loans under this Agreement and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the terminated Master Servicer (other than any liabilities of the terminated Master Servicer hereof incurred prior to termination of the Master Servicer under Section 8.03), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation.  If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this Section 8.04, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment.  Pending appointment of a successor to the terminated Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 4.04 hereof, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the terminated Master Servicer hereunder.  The Trustee and such successor shall take such action, consistent with this Agreement as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

The costs and expenses of the Trustee in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of master servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to master service the Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer as may be required herein, shall be payable to the Trustee from the Distribution Account pursuant to Section 4.07.  Any successor to the terminated Master Servicer as Successor Master Servicer under this Agreement shall give notice to the applicable Mortgagors of such change of master servicer and shall, during the term of its service as Successor Master Servicer maintain in force the policy or policies that the terminated Master Servicer is required to maintain pursuant to Article IIIA.

Section 8.05

Notification to Certificateholders.

(a)

Upon any termination of or appointment of a successor to the Servicer or the Master Servicer, the Master Servicer and the Trustee, respectively, shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b)

Within 60 days after the occurrence of any Servicer Default or Master Servicer Default, the Master Servicer or the Trustee, respectively, shall transmit by mail to all Certificateholders notice of each Servicer Default or Master Servicer Default hereunder known to the Master Servicer or the Trustee, respectively, unless such default shall have been cured or waived.

Section 8.06

Waiver of Servicer Defaults and Master Servicer Defaults.

The Master Servicer or the Trustee may waive only by written notice from Certificateholders evidencing 66-2/3 of the Voting Rights (unless such default materially and adversely affects all Certificateholders, in which case the written direction shall be from all of the Certificateholders) any default by the Servicer or the Master Servicer, respectively, in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default or Master Servicing Default, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE IX

CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE CUSTODIAN

Section 9.01

Duties of Trustee and Securities Administrator.

(a)

The Trustee, prior to the occurrence of a Master Servicer Default, and after the curing or waiver of all Master Servicer Defaults, which may have occurred undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee.  If a Master Servicer Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person’s own affairs.  The Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Securities Administrator.  The rights, duties and obligations of the Securities Administrator under this Agreement shall be of Wells Fargo Bank, N.A. in its capacity as such and not in its capacity as Master Servicer hereunder.

(b)

Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, as applicable, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer (or the Master Servicer, with respect to the Trustee).

(c)

On each Distribution Date, the Securities Administrator shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04, 5.06 and 10.01 based on the applicable Remittance Report.  The Securities Administrator agrees to notify the Master Servicer in writing no later than 5:00 p.m. New York time on each Remittance Date of the aggregate dollar amount of the funds received by the Securities Administrator from the Servicer on such Remittance Date and any other information reasonably requested by the Master Servicer, so as to enable the Master Servicer to make the reconciliations and verifications required to be made by it pursuant to Section 3A.01 hereof.  In addition, the Securities Administrator agrees to notify the Trustee no later than 10:00 a.m. New York time on any Distribution Date of the failure of the Master Servicer to have made any required Advance pursuant to Section 3A.12 hereof.

(d)

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

Prior to the occurrence of a Master Servicer Default and after the curing or waiver of all the Master Servicer Defaults which may have occurred with respect to the Trustee, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as applicable, may conclusively rely and shall be fully protected in acting or refraining from acting, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator and conforming to the requirements of this Agreement;

(ii)

Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or the Securities Administrator unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts;

(iii)

Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement or in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or other power conferred upon the Trustee or the Securities Administrator under this Agreement;

(iv)

Neither the Trustee nor the Securities Administrator shall be required to take notice or be deemed to have notice or knowledge of any default, Servicer Default or Master Servicer Default unless a Responsible Officer of the Trustee or the Securities Administrator shall have actual knowledge thereof.  In the absence of such notice, the Trustee and the Securities Administrator may conclusively assume there is no such default, Servicer Default or Master Servicer Default;

(v)

Neither the Trustee nor the Securities Administrator shall in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee or the Securities Administrator unless it is determined by a court of competent jurisdiction that the Trustee’s or the Securities Administrator’s, as applicable, gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee or the Securities Administrator is obligor and has defaulted thereon);

(vi)

Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action and whether or not any such damages were foreseeable or contemplated; and

(vii)

None of the Seller, the Depositor, the Master Servicer, the Servicer, the Securities Administrator or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the terminated Master Servicer or terminated Servicer hereunder.

(e)

All funds received by the Securities Administrator and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Securities Administrator.

Section 9.02

Certain Matters Affecting the Trustee and Securities Administrator.

(a)

Except as otherwise provided in Section 9.01:

(i)

The Trustee and the Securities Administrator may conclusively rely and shall be fully protected in acting or refraining from acting in reliance on any resolution or certificate of the Seller, the Depositor, the Master Servicer or the Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee and the Securities Administrator may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Trustee and the Securities Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.  Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(iv)

Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement.  The Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability as a condition to taking any such action.  The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

(vi)

The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, nominees, custodians, agents or attorneys.  Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee’s or the Securities Administrator’s agents or attorneys or paying agent appointed hereunder by the Trustee or the Securities Administrator, respectively, with due care;

(vii)

Should the Trustee or the Securities Administrator deem the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee or the Securities Administrator shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

(viii)

Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder;

(ix)

Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement; and

(x)

Neither the Trustee nor the Securities Administrator shall have any duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however that the Trustee shall promptly remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Trustee at is Corporate Trust Office, (ii) of which a Responsible Officer has actual knowledge or (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(b)

The Trustee is hereby directed by the Depositor to execute the Interest Rate Cap Agreement on behalf of the Trust Fund in the form presented to it by the Depositor and shall have no responsibility for the contents of the Interest Rate Cap Agreement, including, without limitation, the representations and warranties contained therein.  Any funds payable by the Trustee under the Interest Rate Cap Agreement at closing shall be paid by the Depositor.  Notwithstanding anything to the contrary contained herein or in the Interest Rate Cap Agreement, the Trustee shall not be required to make any payments to the Interest Rate Cap Agreement Provider under the Interest Rate Cap Agreement in its individual capacity.

Section 9.03

Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature and authentication of the Securities Administrator on the Certificates) shall be taken as the statements of the Depositor, and the Trustee and the Securities Administrator shall not have any responsibility for their correctness.  Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Interest Rate Cap Agreement, the Certificates (other than the signature and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan except as expressly provided in Section 2.02; provided, however, that the foregoing shall not relieve the Custodian of the obligation to review the Mortgage Files pursuant to Section 2.02 of this Agreement.  The Securities Administrator’s signature and authentication (or authentication of its agent) on the Certificates shall be solely in its capacity as Securities Administrator and shall not constitute the Certificates an obligation of the Securities Administrator in any other capacity.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans.  Neither the Trustee nor the Securities Administrator (other than in its capacity as a Custodian and on such capacity, subject to the provisions of Section 2.06) shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 9.04

Trustee and Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or as Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 9.05

Trustee’s and Securities Administrator’s Compensation and Expenses; Indemnification.

(a)

As compensation for the performance of its obligations under this Agreement, each of the Trustee and Securities Administrator shall be entitled to payment of its fees from the Master Servicing Fee, as agreed upon between the Master Servicer and each of the Trustee and the Securities Administrator.

In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.07 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee or the Securities Administrator in connection with the performance of its duties and obligations hereunder or under any related documents, any Servicer Default, any Master Servicer Default (with respect to the Trustee), any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance (i) as may arise from its negligence or intentional misconduct or (ii) that does not constitute an “unanticipated expense” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).  If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from the Seller.  Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.  The rights of the Trustee and the Securities Administrator under this Section 9.05 shall survive the termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable.

(b)

The Trustee and the Securities Administrator and its directors, officers, agents and employees shall be indemnified and held harmless by the Trust Fund against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by or asserted against it or them in any way directly or indirectly relating to or arising out of the transactions contemplated by this Agreement or any other agreement entered into in connection herewith, including, but not limited to, the Mortgage Loan Purchase Agreement assigned to the Trust pursuant to this Agreement or any action taken or not taken by it or them hereunder or in connection herewith except to the extent caused by the Trustee’s or the Securities Administrator’s negligence or willful misconduct, as applicable.  The indemnification provided for under this Section 9.05 shall survive the termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator.

The Trustee, the Securities Administrator and its directors, officers, agents and employees shall be indemnified and held harmless by the Trust Fund from and against any and all claims, demands, losses, penalties, liabilities, costs, damages, injuries and expenses, including, without limitation, reasonable attorneys’ fees and expenses, suffered or sustained by the Trustee or the Securities Administrator, as applicable, either directly or indirectly, relating to or arising out of any environmental law or regulation of the United States or any state thereof, including, without limitation, any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim.

Section 9.06

Eligibility Requirements for Trustee and Securities Administrator.

The Trustee, the Securities Administrator and any successor Trustee or successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee or successor Securities Administrator, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee or the Securities Administrator, rated “BBB” or higher by Fitch Ratings with respect to their long-term rating and rated “A-1” or higher by Standard & Poor’s and “Baa2” or higher by Moody’s with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies.  If the Trustee or the Securities Administrator publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.08.

Section 9.07

Insurance.

Wells Fargo Bank, N.A., as a Custodian hereunder, at its own expense, shall at all times maintain and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians but, in any event not less than that required by Fannie Mae.  Evidence of such insurance shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08

Resignation and Removal of Trustee or Securities Administrator.

The Trustee or the Securities Administrator may at any time resign (including, without limitation, in the case of the Securities Administrator, upon the resignation or removal of the Master Servicer) and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Seller, with a copy to the Rating Agencies.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning trustee or the resigning securities administrator and the successor trustee or the successor securities administrator.  If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee or Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or a successor securities administrator.

If at any time (i) the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee or the Securities Administrator fails to indemnify the Trust Fund against such tax, then the Depositor may remove the Trustee or the Securities Administrator, as applicable, and appoint a successor trustee or successor securities administrator by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee and the successor trustee or to the Securities Administrator and the successor securities administrator, as applicable.

The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Trustee or by the successor securities administrator to the Securities Administrator so removed and the successor trustee or successor securities administrator so appointed.  Notice of any removal of the Trustee or the Securities Administrator shall be given to each Rating Agency by the Trustee or successor trustee or by the Securities Administrator or successor securities administrator, as applicable.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section 9.08 shall become effective upon acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 10.09 hereof.

Section 9.09

Successor Trustee and Successor Securities Administrator.

Any successor trustee or successor securities administrator appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

No successor trustee or successor securities administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section 9.09, the successor trustee or successor securities administrator shall mail notice of the succession of such trustee or such securities administrator, as applicable, hereunder to all Holders of Certificates.  If the successor trustee or successor securities administrator fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

Section 9.10

Merger or Consolidation of Trustee or Securities Administrator.

Any corporation, state bank or national banking association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or the Securities Administrator, as applicable, or shall be the successor of the Trustee or the Securities Administrator hereunder, provided that such corporation shall be eligible under the provisions of Section 9.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11

Appointment of Co-Trustee or Separate Trustee or of Co-Securities Administrator or Separate Securities Administrator.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee and the Securities Administrator shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee or the Securities Administrator to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, or as co-securities administrator or co-securities administrators jointly with the Securities Administrator, or separate securities administrator or separate securities administrator, respectively, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Trustee or the Securities Administrator may consider necessary or desirable.  No co-trustee or separate trustee or co-securities administrator or separate securities administrator hereunder shall be required to meet the terms of eligibility as a successor trustee or successor securities administrator, as applicable, under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee or of any co-securities administrator or separate securities administrator, as applicable, shall be required under Section 9.09.

Every separate trustee and co-trustee or separate securities administrator and co-securities administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

All rights, powers, duties and obligations conferred or imposed upon the Trustee or the Securities Administrator, except for the obligation of the Trustee as Successor Master Servicer under this Agreement to advance funds on behalf of the terminated Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee or the Securities Administrator and such separate trustee or co-trustee or such separate securities administrator or co-securities administrator, as applicable, jointly (it being understood that such separate trustee or co-trustee or such separate securities administrator or co-securities administrator is not authorized to act separately without the Trustee or the Securities Administrator, respectively, joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether a Trustee or Securities Administrator hereunder or as a Successor Servicer hereunder), the Trustee or the Securities Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee or such separate securities administrator or co-securities administrator, but solely at the direction of the Trustee or the Securities Administrator, as applicable;

(ii)

No trustee or securities administrator hereunder shall be held personally liable by reason of any act or omission of any other trustee or securities administrator hereunder; and

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee and the Securities Administrator may at any time accept the resignation of or remove any separate securities administrator or co-securities administrator.

Any notice, request or other writing given to the Trustee or the Securities Administrator shall be deemed to have been given to each of the then separate trustees and co-trustees or separate securities administrators and co-securities administrators, as applicable, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee or any separate securities administrator or co-securities administrator shall refer to this Agreement and the conditions of this Article IX.  Each separate trustee and co-trustee or separate securities administrator and co-securities administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or the Securities Administrator, as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee or the Securities Administrator, as applicable.  Every such instrument shall be filed with the Trustee or the Securities Administrator and a copy thereof given to the Depositor.  The Trust Fund shall pay associated fees and expenses.

Any separate trustee or co-trustee or separate securities administrator or co-securities administrator may, at any time, constitute the Trustee or the Securities Administrator, as applicable, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee or separate securities administrator or co-securities administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee or the Securities Administrator, as applicable, to the extent permitted by law, without the appointment of a new or successor trustee or successor securities administrator.

Section 9.12

Tax Matters.

It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions.  In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the Trust Fund.  The Trustee and the Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Securities Administrator shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Securities Administrator shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Securities Administrator shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) the Securities Administrator and the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) neither the Trustee nor the Securities Administrator shall knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Securities Administrator shall pay, from the sources specified in the last paragraph of this Section 9.12, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign federal, state or local income tax or information returns or any other document prepared by the Securities Administrator pursuant to this Section 9.12 requiring a signature thereon by the Trustee; (j) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; (k) the Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis; (l) neither the Trustee nor the Securities Administrator shall enter into any arrangement not otherwise provided for in this Agreement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code; and (m) as and when necessary and appropriate, the Securities Administrator shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

In order to enable the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Securities Administrator within 10 days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.  Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Securities Administrator to perform its duties as set forth herein.  The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to any REMIC after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any REMIC and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Securities Administrator, if any such other tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Section, (ii) any party hereto (other than the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders, and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Subordinate Certificates in reverse numerical order, and second, to the Senior Certificates (pro rata based on the amounts to be distributed).  Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Securities Administrator is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax.  The Securities Administrator shall include in its Remittance Report instructions as to distributions to such parties taking into account the priorities described in the second preceding sentence.  The Securities Administrator agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

Section 9.13

Custodian’s Fees and Expenses.

The Master Servicer covenants and agrees to pay Wells Fargo Bank, N.A., in its capacity as a Custodian, from time to time from the Master Servicing Fee, and the Custodian shall be entitled to reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties of such Custodian hereunder, and the Master Servicer will pay or reimburse such Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by such Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Master Servicer pursuant to this Agreement.

Section 9.14

Indemnification of Custodian.

Wells Fargo Bank, N.A., in its capacity as a Custodian, and its directors, officers, agents and employees shall be indemnified and held harmless by the Trust Fund against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder except to the extent caused by such Custodian’s negligence or willful misconduct.  The indemnification provided for under this Section 9.14 shall survive the termination of this Agreement and the resignation or removal of such Custodian.

Section 9.15

Reliance of Custodian.

(a)

Wells Fargo Bank, N.A., in its capacity as a Custodian, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, direction, certificate, opinion or other document furnished to such Custodian, reasonably believed by such Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement;

(b)

Wells Fargo Bank, N.A., in its capacity as a Custodian, shall have no duties or responsibilities except those that are specifically set forth in this Agreement.  Such Custodian shall have no responsibility nor duty with respect to any Mortgage File while such Mortgage File is not in its possession.  If such Custodian requests instructions from the Trustee with respect to any act, action or failure to act in connection with this Agreement, such Custodian shall be entitled to refrain from acting unless and until such Custodian shall have received written instructions from the Trustee with respect to a Mortgage File without incurring any liability therefor to the Trustee or any other Person;

(c)

Wells Fargo Bank, N.A., in its capacity as a Custodian, shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of such Custodian unless it shall be proved that such Custodian was negligent in ascertaining the pertinent facts;

(d)

Anything in this Agreement to the contrary notwithstanding, in no event shall Wells Fargo Bank, N.A., in its capacity as a Custodian, be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if such Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action and whether or not any such damages were foreseeable or contemplated;

(e)

Wells Fargo Bank, N.A., in its capacity as a Custodian, shall not be required to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it is not reasonably assured to it;

(f)

Wells Fargo Bank, N.A., in its capacity as a Custodian, may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(g)

Wells Fargo Bank, N.A., in its capacity as a Custodian, makes no representations and has no responsibilities as to (i) the validity, legality, enforceability, recordability, sufficiency, due authorization or genuineness of any of the documents contained in the Mortgage Files or any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan;

(h)

Neither Wells Fargo Bank, N.A., in its capacity as a Custodian, nor any of this directors, officers, agents or employees shall be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement.  The obligations of such Custodian or any of its directors, officers, agents or employees shall be determined solely by the express provisions of this Agreement.  No representation, warranty, covenant, agreement, obligation or duty of such Custodian or any of its directors, officers, agents or employees shall be implied with respect to this Agreement or such Custodian’s services hereunder;

(i)

Wells Fargo Bank, N.A., in its capacity as a Custodian, its directors, officers and employees shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face;

(j)

Any corporation into which Wells Fargo Bank, N.A., in its capacity as a Custodian, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Custodian shall be a party, or any corporation succeeding to the business of such Custodian shall be the successor of such Custodian hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything to the contrary herein notwithstanding.

ARTICLE X

TERMINATION

Section 10.01

Termination upon Liquidation or Repurchase of all Mortgage Loans.

Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Seller, the Servicer, the Master Servicer, the Securities Administrator, the Trustee and Wells Fargo Bank, N.A., as a Custodian, (unless otherwise specifically enumerated in this Agreement) created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the later to occur of the Master Servicer’s exercise of its optional right to purchase the Mortgage Loans and related REO Properties (the “Clean-up Call”) and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable.  In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Latest Possible Maturity Date.

The Cleanup Call shall be exercisable at a price (the “Termination Price”) equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan, (ii) accrued interest thereon at the applicable Mortgage Rate to, but not including, the first day of the month of such purchase, (iii) the appraised value of any related REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee and (iv) unreimbursed out-of-pocket costs of the Servicer, the Master Servicer, the Securities Administrator or the Trustee, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right and (v) any other amounts due and owing to the Trustee, the Master Servicer, the Custodian and the Securities Administrator pursuant to this Agreement.

The right to exercise the Cleanup Call pursuant to the preceding paragraph shall be exercisable on any Distribution Date on or after the later of (i) the Distribution Date in July 2008 and (ii) the Distribution Date on which the Aggregate Loan Balance is less than or equal to ten percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

Section 10.02

Final Distribution on the Certificates.

If on any Determination Date, (i) the Master Servicer determines based on the reports delivered by the Servicer under this Agreement that there are no Outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall promptly notify the Securities Administrator of such event, and the Securities Administrator shall to send a final distribution notice promptly to each related Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the office of the Securities Administrator set forth herein.  If the Master Servicer elects to terminate the Trust Fund pursuant to Section 10.01, at least 20 days prior to the date notice is to be mailed to the Certificateholders, the Master Servicer shall notify the Securities Administrator of the date the Master Servicer to terminate the Trust Fund.  The Master Servicer shall remit such amount to the Securities Administrator on the Business Day prior to the Distribution Date for such Optional Termination by the Master Servicer.

Notice of the exercise of the Cleanup Call, specifying the Distribution Date on which the Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to the Certificateholders mailed not later than the 15th day of the month of such final distribution.  Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified.  The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to the Certificateholders.

In the event such notice is given, the Master Servicer shall cause such funds to be deposited in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates.  Upon such final deposit and the receipt by the Trustee, or the applicable Custodian on its behalf, of a Request for Release therefor, the Trustee, or the applicable Custodian on its behalf, shall promptly release to the Master Servicer the Mortgage Files for the related Mortgage Loans and any documents necessary to transfer any related REO Property.

Upon presentation and surrender of the related Certificates, the Securities Administrator shall cause to be distributed to Certificateholders of each Class the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 and/or Section 5.06 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining affected Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining affected Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund.  If within two years after the second notice all affected Certificates shall not have been surrendered for cancellation, the related Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto and the Securities Administrator shall release such funds upon written direction.

Section 10.03

Additional Termination Requirements.

(a)

In the event of (i) the exercise by the Master Servicer of the Cleanup Call pursuant to the terms of this Agreement, or (ii) the final payment on or other liquidation of the last Mortgage Loan or REO Property in the related REMIC pursuant to Section 10.01, the following additional requirements, unless the Securities Administrator has been supplied with an Opinion of Counsel, at the expense of the Master Servicer (in the case of the exercise of the Cleanup Call) or the Depositor, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on “prohibited transactions” of a REMIC, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(1)

The Master Servicer (in the case of the exercise of the Cleanup Call) or the Depositor (in all other cases) shall establish a 90-day liquidation period and notify the Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to the tax return for the Subsidiary REMIC pursuant to Treasury Regulation Section 1.860F-1.  The Master Servicer or the Depositor, as applicable, shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer or the Depositor, as applicable;

(2)

During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Master Servicer (in the case of the exercise of the Cleanup Call) or the Depositor (in all other cases) shall sell all of the assets of the Subsidiary REMIC for cash; and

(3)

At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the related Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer (in the case of the exercise of the Cleanup Call) or the Depositor (in all other cases) to specify the 90-day liquidation period for the Subsidiary REMIC, which authorization shall be binding upon all successor Certificateholders.

(c)

The Securities Administrator as agent for each REMIC hereby agrees to adopt and the Trustee agrees to sign such a plan of complete liquidation upon the written request of the Master Servicer or the Depositor, as applicable, and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer or the Depositor, as applicable.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller, the Master Servicer, the Securities Administrator, the Trustee and Wells Fargo Bank, N.A., as a Custodian, without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add (with the consent of such Person) to the duties of the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Seller, (iv) in connection with the appointment of a Successor Servicer or a Successor Master Servicer, to modify, eliminate or add to any of the servicing or master servicing provisions, as applicable, contained in this Agreement, providing the Rating Agencies confirm the then current rating of the Certificates giving effect to such amendment, (v) to add any other provisions with respect to matters or questions arising hereunder, (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or (vii) in connection with the implementation of an Advance Facility pursuant to Section 5.01 hereof, to modify, alter, amend or add to the provisions of the Advance Facility; and, provided, further, that any action pursuant to clauses (i) through or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be at the expense of the party proposing such amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.  The Depositor, the Servicer, the Seller, the Master Servicer, the Securities Administrator and the Trustee also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

This Agreement may also be amended from time to time by the Depositor, the Servicer, the Seller, the Master Servicer, the Securities Administrator, the Trustee and Wells Fargo Bank, N.A., as a Custodian, with the consent of the Holders of each Class of Certificates affected thereby evidencing 66% of the aggregate Certificate Principal Balance of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless they shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party requesting such amendment, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Securities Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.  Neither the Trustee nor the Securities Administrator shall have any obligation to consent to any amendment that it reasonably believes will materially and adversely affect its rights or immunities under this Agreement.

Section 11.02

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere.  The Seller or the Depositor shall effect such recordation at the Trust’s expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03

GOVERNING LAW.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 11.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Seller to the Depositor, and by the Depositor to the Trust Fund be, and be construed as, an absolute sale thereof to the Depositor or the Trust Fund, as applicable.  It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Seller to the Depositor, or by the Depositor to the Trust Fund.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 11.05

Notices.

(a)

The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(i)

Any material change or amendment to this Agreement;

(ii)

The occurrence of any Servicer Default or Master Servicer Default that has not been cured;

(iii)

The resignation or termination of the Servicer, the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor; and

(iv)

The final payment to Certificateholders.

In addition, the Securities Administrator shall promptly furnish to each Rating Agency copies of the following:

(i)

Each report to Certificateholders described in Section 5.09;

(ii)

Each annual statement as to compliance described in Sections 3.13 and 3A.09; and

(iii)

Each annual independent public accountants’ servicing report described in Sections 3.14 and 3A.10.

(b)

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to (i) in the case of the Depositor, Nomura Asset Acceptance Corp., 2 World Financial Center, Building B, New York, New York 10281 Attention: Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4; (ii) in the case of the Seller, Nomura Credit & Capital, Inc., 2 World Financial Center, Building B, New York, New York 10281, Attention: Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4 or such other address as may be hereafter furnished to the other parties hereto by the Seller in writing; (iii) in the case of the Servicer, GMAC Mortgage Corporation, 500 Enterprise Road, Horsham, Pennsylvania 19044, Attention: Ken Perkins; (iv) in the case of the Trustee, at each Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; (v) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Client Manager – NAAC 2005-S4; (vi) in the case of the Securities Administrator, at each Corporate Trust Office or such other address as the Securities Administrator may hereafter furnish to the other parties hereto; (vii) in the case of Wells Fargo Bank, N.A., in its capacity as a Custodian, 24 Executive Park, Suite 100, Irvine, California 92614, Attention: NAAC 2005-S4; and (viii) in the case of the Rating Agencies, (x) Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group and (y) Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring.  Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Seller or the Depositor.

Section 11.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Master Servicer or the Trustee, a written notice of a Servicer Default or Master Servicer Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee, hereunder and shall have offered to the Trustee such indemnity satisfactory to it as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder, the Securities Administrator or the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.09

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Securities Administrator pursuant to this Agreement, are and shall be deemed fully paid.

*     *     *

IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA ASSET ACCEPTANCE CORPORATION,

as Depositor

By:/S/ John P. Graham

Name: John P. Graham

Title: President

NOMURA CREDIT & CAPITAL, INC.,

as Seller

By: /S/ Jeane D. Leschak

Name: Jeane D. Leschak

Title: Vice President

GMAC MORTGAGE CORPORATION,

as Servicer

By: /S/ Wesley B. Howland

Name: Wesley B. Howland

Title: Vice President

WELLS FARGO BANK, N.A.

as Master Servicer, Securities Administrator and a Custodian

By: /S/ Amy Doyle

Name: Amy Doyle

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

By: /S/ Elena Zhena

Name: Elena Zheng

Title: Assistant Vice President

With respect to Sections 4.08 and 4.09:

CLAYTON FIXED INCOME SERVICES, INC., formerly known as The Murrayhill Company

By: /S/ Kevin J. Kanouff

Name: Kevin J. Kanouff

Title: President and General Counsel

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 21st day of December 2005, before me, a notary public in and for said State, appeared John P. Graham, personally known to me on the basis of satisfactory evidence to be an authorized representative of Nomura Asset Acceptance Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Kara Stairiker

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 21st day of December 2005, before me, a notary public in and for said State, appeared Jeane D. Lescak, personally known to me on the basis of satisfactory evidence to be an authorized representative of Nomura Credit & Capital, Inc., that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Kara Stairiker

Notary Public

[Notarial Seal]

STATE OF IOWA	)
) ss.:
COUNTY OF BLACK HAWK	)

On this 21st day of December 2005, before me, a notary public in and for said State, appeared Wesley B. Howland, personally known to me on the basis of satisfactory evidence to be an authorized representative of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Susan E. Brindle

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On this 22nd day of December 2005, before me, a notary public in and for said State, appeared Amy Doyle, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, N.A. that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Darron C. Woodus

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 19th day of December 2005, before me, a notary public in and for said State, appeared Elena Zhang, personally known to me on the basis of satisfactory evidence to be an authorized representative of HSBC Bank USA, National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

May Leung

Notary Public

[Notarial Seal]

STATE OF COLORADO	)
) ss.:
COUNTY OF DENVER	)

On this 21st day of December 2005, before me, a notary public in and for said State, appeared Kevin J. Kanouff, personally known to me on the basis of satisfactory evidence to be an authorized representative of Clayton Fixed Income Services, Inc., formerly known as The Murrayhill Company, that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Holly E. Delabbio

Notary Public

[Notarial Seal]